Nuveen Investments
Nuveen Equity Funds

                               P R O S P E C T U S  O C T O B E R 2 8 , 2 0 0 2




  Portfolios of quality securities offering long-term appreciation potential.

                              [PHOTO APPEARS HERE]

Large-Cap Value Fund
European Value Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.

 Investment Strategy

 Risks

 Fees, Charges and Expenses

 Shareholder Instructions

 Performance and Current Portfolio Information

Table of Contents

Section 1 The Funds

This section provides you with an overview of the funds including investment objectives, expenses, portfolio holdings and historical performance information.

Introduction                                                                 1
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Nuveen Large-Cap Value Fund                                                  2
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Nuveen European Value Fund                                                   4
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Nuveen Balanced Stock and Bond Fund                                          6
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Nuveen Balanced Municipal and Stock Fund                                     8
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Section 2 How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Funds                                                       10
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What Types of Securities We Invest In                                       11
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How We Select Investments                                                   13
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What the Risks Are                                                          14
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How We Manage Risk                                                          16
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Section 3 How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account.

What Share Classes We Offer                                                 19
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How to Reduce Your Sales Charge                                             20
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How to Buy Shares                                                           21
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Systematic Investing                                                        21
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Systematic Withdrawal                                                       22
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Special Services                                                            22
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How to Sell Shares                                                          23
------------------------------------------------------------------------------

Section 4 General Information

This section summarizes the funds' distribution policies and other general fund information.

Dividends, Distributions and Taxes                                          26
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Distribution and Service Plans                                              27
------------------------------------------------------------------------------
Net Asset Value                                                             28
------------------------------------------------------------------------------
Fund Service Providers                                                      28
------------------------------------------------------------------------------

Section 5 Financial Highlights

This section provides the funds' financial performance since inception.

Nuveen Large-Cap Value Fund                                                 29
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Nuveen European Value Fund                                                  30
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Nuveen Balanced Stock and Bond Fund                                         31
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Nuveen Balanced Municipal and Stock Fund                                    32
------------------------------------------------------------------------------

                                                               October 28, 2002

Section 1  The Funds

                    Nuveen Large-Cap Value Fund
                    Nuveen European Value Fund
                    Nuveen Balanced Stock and Bond Fund
                    Nuveen Balanced Municipal and Stock Fund


                                                 [GRAPHIC]

                                               Introduction

                       This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Equity Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.

 NOT FDIC OR GOVERNMENT INSURED         MAY LOSE VALUE         NO BANK GUARANTEE


                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen Large-Cap Value Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide over time a superior total return from a diversified portfolio consisting primarily of equity securities of domestic companies with market capitalization of at least $500 million.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund purchases primarily stocks of established, well-known domestic companies. These companies tend to pay regular dividends that may provide a source of income. We concentrate on stocks we believe are selling for less than their intrinsic worth, trying to identify those with a catalyst--for example, a management change or an improved industry outlook--that will unlock the stock's unrecognized value. We generally buy only 40 to 50 stocks which we believe have at least 15% price appreciation potential over the next 18 months.

Under normal market conditions, we will invest at least 80% of the fund's total assets in large-capitalization companies, and we may invest up to 35% of its assets in cash equivalents in order to reduce volatility and preserve capital. We consider large-capitalization companies to have over $5 billion in market capitalization.

                                    [GRAPHIC]

                                    Attention Symbol
What are the Risks of Investing in the Fund?
Market Risk - The fund exposes you to market risk. Market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline.

Style Risk - The fund's value-oriented investment style may not be successful.

Foreign Risk - The fund's potential investment in foreign stocks also presents additional risk. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

                                    Attention Symbol
Is this Fund Right for You?
This fund may be right for you if you are seeking:
..  long-term growth potential from a value-driven strategy;
..  to moderate the risks associated with stock investing;
..  to focus on established, well-known companies;
..  to meet long-term financial goals.

You should not invest in this fund if you are:
..  unwilling to accept share price fluctuation, including the possibility of sharp price declines;
..  investing to meet short-term financial goals.
How the Fund Has Performed


Nuveen has selected Institutional Capital Corporation to manage the fund's portfolio. The chart and table below illustrate annual fund calendar year returns for each of the past five years as well as average annual fund and index returns for the one-year, five-year and since inception periods ended December 31, 2001. This information is intended to help you assess the variability of fund returns (and consequently, the potential rewards and risks of a fund investment). The information also shows how the fund's performance compares with the returns of a broad measure of market performance and an index of funds with similar investment objectives.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

 Total Returns/1/



                                    [CHART]

  Class A Annual Returns

1997  27.5
1998   9.9
1999  14.6
2000   7.5
2001  -2.3

Section 1  The Funds

During the five years ended December 31, 2001, the fund's highest and lowest calendar quarter returns were 15.54% and -16.64%, respectively, for the quarters ended 6/30/97 and 9/30/98. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does reflect sales charges. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

                                      Average Annual Total Returns
                                         for the Periods Ended
                                           December 31, 2001
           Class Returns                            Since Inception
           Before Taxes             1 Year  5 Years (August 7, 1996)
           ---------------------------------------------------------
           Class B                   -6.91% 10.07%        9.72%
           Class C                   -3.04% 10.18%        9.82%
           Class R                   -2.06% 11.34%       10.94%
           Class A (Offer)           -7.91%  9.74%        9.44%
           ---------------------------------------------------------
           Class A (Offer) Returns:
            After Taxes on
              Distributions          -8.03%  7.26%        7.06%
            After Taxes on
              Distributions and
              Sale of Shares         -4.82%   6.91%       6.70%
           ---------------------------------------------------------
           S&P 500 Index1           -11.89% 10.70%       12.36%
           Russell 1000 Value
             Index1                  -7.41%  8.84%       10.58%
           Lipper Peer Group1        -8.58%  9.42%       10.98%

What are the Costs of Investing?


                                    [GRAPHIC]

                                      Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/2/


Paid Directly From Your Investment

             Share Class                     A       B     C   R/3/
             ------------------------------------------------------
             Maximum Sales Charge Imposed
             on Purchases                 5.75%/4/  None  None None
             Maximum Sales Charge Imposed
             on Reinvested Dividends          None  None  None None
             Exchange Fees                    None  None  None None
             Deferred Sales Charge/5/      None/4/ 5%/6/ 1%/7/ None

1. The Class A year-to-date return on net asset value as of 9/30/02 was -28.26%. Peer Group returns reflect the performance of the Lipper Large Cap Value Fund Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper Large Cap Value Fund Category. Peer Group returns assume reinvestment of dividends and do not reflect any applicable sales charges. The S&P 500 Index is an

 Annual Fund Operating Expenses/8/


Paid From Fund Assets

          Share Class                           A     B     C     R
          -----------------------------------------------------------
          Management Fees                      .83%  .83%  .83%  .83%
          12b-1 Distribution and Service Fees  .25% 1.00% 1.00%    --
          Other Expenses                       .28%  .28%  .28%  .28%
          Total Operating Expenses            1.36% 2.11% 2.11% 1.11%

The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                          Redemption                 No Redemption
      Share Class   A      B      C      R      A      B      C      R
      -------------------------------------------------------------------
       1 Year     $  706 $  614 $  214 $  113 $  706 $  214 $  214 $  113
       3 Years    $  981 $  961 $  661 $  353 $  981 $  661 $  661 $  353
       5 Years    $1,277 $1,234 $1,134 $  612 $1,277 $1,134 $1,134 $  612
       10 Years   $2,116 $2,250 $2,441 $1,352 $2,116 $2,250 $2,441 $1,352

  unmanaged index generally considered representative of the U.S. stock market. The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with higher book-to-price ratios and lower forecasted growth values. The Russell 1000 Index includes the largest 1000 companies in the Russell 3000 Index. The Russell 3000 Index represents the 3000 largest U.S. companies. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges or other fees.
2.As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
3.Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares." 4.Reduced Class A sales charges apply to purchases of $50,000 or more. Certain
  Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
5.As a percentage of lesser of purchase price or redemption proceeds.
6.Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
7.Class C shares redeemed within one year of purchase are subject to a 1% CDSC. 8.Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen European Value Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide over time a superior total return (income plus capital appreciation) with moderated risk.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund purchases primarily stocks of established, well-known European companies with at least $1 billion in market capitalization. We concentrate on stocks we believe are selling for less than their intrinsic worth, trying to identify those with a catalyst--for example, a management change or an improved industry outlook--that will unlock the stock's unrecognized value. We generally buy only those 20 to 30 stocks which we believe have at least 15% price appreciation potential over the next 18 months.

Under normal market conditions, we will invest at least 80% of the fund's total assets in European equity securities, predominantly U.S.-traded ADRs, and we may invest up to 35% of the fund's assets in cash equivalents and short-term fixed-income securities in order to reduce volatility and preserve capital.

                                    [GRAPHIC]

                                    Attention Symbol
What are the Risks of Investing in the Fund?
Market Risk - The fund exposes you to market risk. Market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline.

Style Risk - The fund's value-oriented investment style may not be successful.

Foreign Risk - The fund's investment in foreign stocks also presents additional risk. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards. The fund's focus on European Union stocks makes the fund more susceptible to any single European issue. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

                                    Attention Symbol
Is this Fund Right for You?
This fund may be right for you if you are seeking:
..  to invest in European equity securities;
..  to diversify an all U.S. portfolio.

You should not invest in this fund if you are:
..  unwilling to accept foreign investment risk, including potential sharp price declines;
..  investing to meet short-term goals.

How the Fund Has Performed


Nuveen has selected Institutional Capital Corporation to manage the fund's portfolio. The chart and table below illustrate annual fund calendar year returns for each of the past three years as well as average annual fund and index returns for the one-year and since inception periods ended December 31, 2001. This information is intended to help you assess the variability of fund returns (and consequently, the potential rewards and risks of a fund investment). The information also shows how the fund's performance compares with the returns of a broad measure of market performance and an index of funds with similar investment objectives.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

 Total Returns/1/



                                    [CHART]

               Class A Annual Returns

1999  26.0
2000  -5.6
2001  -9.8

Section 1  The Funds

During the three years ended December 31, 2001, the fund's highest and lowest calendar quarter returns were 20.30% and -11.94%, respectively, for the quarters ended 12/31/99 and 3/31/01. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does reflect sales charges. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

                                         Average Annual Total Returns
                                          for the Periods Ended
                                            December 31, 2001
                Class Returns                       Since Inception
                Before Taxes             1 Year     (May 29, 1998)
                -----------------------------------------------------
                Class B                  -14.04%        -0.46%
                Class C                  -10.51%         0.28%
                Class R                   -9.58%         1.28%
                Class A (Offer)          -14.99%        -0.62%
                -----------------------------------------------------
                Class A (Offer) Returns:
                 After Taxes on
                   Distributions         -14.90%        -1.50%
                 After Taxes on
                   Distributions and
                   Sale of Shares         -8.90%        -0.67%
                -----------------------------------------------------
                MSCI Europe IX GD/1/     -19.64%        -3.42%
                Lipper Peer Group/1/     -22.67%        -1.76%

What are the Costs of Investing?


                                    [GRAPHIC]

                                      Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/2/


Paid Directly From Your Investment

             Share Class                     A       B     C   R/3/
             ------------------------------------------------------
             Maximum Sales Charge Imposed
             on Purchases                 5.75%/4/  None  None None
             Maximum Sales Charge Imposed
             on Reinvested Dividends          None  None  None None
             Exchange Fees                    None  None  None None
             Deferred Sales Charge/5/      None/4/ 5%/6/ 1%/7/ None
             Redemption Fee/8/                  2%    2%    2%   2%

1. The Class A year-to-date return on net asset value as of 9/30/02 was -26.15%. Peer group returns reflect the performance of the Lipper European Fund Index, an index that represents to average annualized returns of the 30 largest funds in the Lipper European Fund Category. Peer group returns assume reinvestment of dividends and do not reflect any applicable sales charges.The table also reflects the performance of the MSCI Europe Index. The MSCI Europe Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 14 European countries.
  Index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges, or other fees.
2. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

 Annual Fund Operating Expenses/9/


Paid From Fund Assets

          Share Class                           A     B     C     R
          -----------------------------------------------------------
          Management Fees                      .95%  .95%  .95%  .95%
          12b-1 Distribution and Service Fees  .25% 1.00% 1.00%    --
          Other Expenses                      1.44% 1.61% 1.72% 1.55%
          Total Operating Expenses*           2.64% 3.56% 3.67% 2.50%

           *The Total Operating Expenses provided in the table above do not reflect a voluntary commitment by the fund's investment adviser to waive fees and reimburse expenses. From the Fund's
           commencement of operations through July 31, 2003, the investment adviser agreed to waive fees and reimburse expenses in order to prevent Total Operating Expenses (excluding any distribution or service fees and extraordinary expenses) from exceeding 1.30% of the average daily net assets of any class of fund shares. The expense limitation may be modified at any time. Such expense limitation reduced the actual operating expenses for the most recent fiscal year to the levels provided below.
           After Expense Reimbursements       A         B        C        R
           Expense Reimbursements           -1.10%    -1.27%   -1.38%   -1.21%
           Total Operating Expenses--Net     1.54%     2.29%    2.29%    1.29%

The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                          Redemption                 No Redemption
      Share Class   A      B      C      R      A      B      C      R
      -------------------------------------------------------------------
       1 Year     $  827 $  759 $  369 $  253 $  827 $  359 $  369 $  253
       3 Years    $1,348 $1,391 $1,123 $  779 $1,348 $1,091 $1,123 $  779
       5 Years    $1,895 $1,945 $1,897 $1,331 $1,895 $1,845 $1,897 $1,331
       10 Years   $3,377 $3,623 $3,924 $2,836 $3,377 $3,623 $3,924 $2,836

3. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
4. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
5. As a percentage of lesser of purchase price or redemption proceeds.
6. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth, and 1% during the sixth year.
7. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.
8. As a percentage of total redemption or exchange proceeds. The Fund imposes a redemption fee on shares that are redeemed or exchanged within 90 days of acquisition by a Market Timer (as defined herein). See "How to Sell Shares--Redemption Fee Policy" for further information.
9. Long-term holders of Class B and C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen Balanced Stock and Bond Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide over time an attractive total return from a diversified portfolio of equity securities, taxable fixed-income securities and cash equivalents by emphasizing capital appreciation in favorable markets and capital preservation in adverse markets.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund purchases a diversified portfolio of stocks primarily of established, well-known domestic companies. We concentrate on stocks we believe are selling for less than their intrinsic worth, trying to identify those with a catalyst--for example, a management change or an improved industry outlook--that will unlock the stock's unrecognized value. We generally buy only 40 to 50 stocks which we believe have at least 15% price appreciation potential over the next 18 months.

We seek reduced risk, capital preservation potential and current income by balancing our stock investments with bonds. The bonds we purchase are primarily U.S. Treasury bonds with maturities from one to 15 years, but from time to time we may also purchase investment-grade corporate bonds if market conditions warrant.

                                    [GRAPHIC]

                                    Attention Symbol
What are the Risks of Investing in the Fund?
Market Risk - The fund exposes you to market risk. Market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline.

Style Risk - The fund's value-oriented investment style may not be successful.

Foreign Risk - The fund's potential investment in foreign stocks also presents additional risk. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards.

Interest Rate Risk - The fund exposes you to interest rate risk. Interest rate risk is the risk that interest rates will rise, causing bond prices and the fund's value to fall.

Credit Risk - The fund also exposes you to credit risk. Credit risk is the risk that a bond issuer will default or be unable to pay principal and interest to the fund; lower rated bonds generally carry greater credit risk. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

                                    Attention Symbol
Is this Fund Right for You?
This fund may be right for you if you are seeking:
..  long-term growth potential from a value-driven strategy;
..  a substantial measure of downside protection;
.. the convenience of a balanced portfolio in a single investment; .. to focus on established, well-known companies;
..  to meet long-term financial goals.

You should not invest in this fund if you are:
..  unwilling to accept share price fluctuation;
..  investing to meet short-term financial goals.

How the Fund Has Performed


Nuveen has selected Institutional Capital Corporation to manage the fund's portfolio. The chart and table below illustrate annual fund calendar year returns for each of the past five years as well as average annual fund and index returns for the one-year, five-year and since inception periods ended December 31, 2001. This information is intended to help you assess the variability of fund returns (and consequently, the potential rewards and risks of a fund investment). The information also shows how the fund's performance compares with the returns of a broad measure of market performance and an index of funds with similar investment objectives.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

 Total Returns/1/



                                    [CHART]

  Class A Annual Returns

1997  17.4
1998  11.2
1999   8.7
2000   9.2
2001   0.6

Section 1  The Funds

During the five years ended December 31, 2001, the fund's highest and lowest calendar quarter returns were 10.21% and -8.51%, respectively, for the quarters ended 12/31/98 and 9/30/98. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does reflect sales charges. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

                                      Average Annual Total Returns
                                         for the Periods Ended
                                           December 31, 2001
           Class Returns                            Since Inception
           Before Taxes             1 Year  5 Years (August 7, 1996)
           ---------------------------------------------------------
           Class B                   -4.11%  8.36%        9.58%
           Class C                   -0.13%  8.52%        9.72%
           Class R                    0.85%  9.58%       10.79%
           Class A (Offer)           -5.15%  8.03%        9.32%
           ---------------------------------------------------------
           Class A (Offer) Returns:
            After Taxes on
              Distributions          -5.86%  5.88%        7.20%
            After Taxes on
              Distributions and
              Sale of Shares         -3.14%  5.60%        6.69%
           ---------------------------------------------------------
           S&P 500 Index/1/         -11.89% 10.70%       12.36%
           Russell 1000 Value
             Index/1/                -7.41%  8.84%       10.58%
           Lipper Peer Group/1/      -3.24%  8.37%        9.38%
           Lehman Brothers
             Intermediate
             Treasury Index/1/        8.16%  6.97%        7.23%
           Market Benchmark
             Index/1/                -1.18%  8.44%        9.73%

What are the Costs of Investing?


                                    [GRAPHIC]

                                      Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/2/


Paid Directly From Your Investment

             Share Class                     A       B     C   R/3/
             ------------------------------------------------------
             Maximum Sales Charge Imposed
             on Purchases                 5.75%/4/  None  None None
             Maximum Sales Charge Imposed
             on Reinvested Dividends          None  None  None None
             Exchange Fees                    None  None  None None
             Deferred Sales Charge/5/      None/4/ 5%/6/ 1%/7/ None

1. The Class A year-to-date return on net asset value as of 9/30/02 was -16.16%. Peer Group returns reflect the performance of the Lipper Balanced Fund Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper Balanced Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Russell 1000 Value Index is a market capitalization- weighted index of those firms in the Russell 1000 Index with higher book-to-price ratios and lower forecasted growth values. The Russell 1000 Index includes the largest 1000 companies in the Russell 3000 Index. The Russell 3000 Index

 Annual Fund Operating Expenses/8/


Paid From Fund Assets

          Share Class                           A     B     C     R
          -----------------------------------------------------------
          Management Fees                      .75%  .75%  .75%  .75%
          12b-1 Distribution and Service Fees  .25% 1.00% 1.00%    --
          Other Expenses                       .40%  .40%  .40%  .40%
          Total Operating Expenses*           1.40% 2.15% 2.15% 1.15%

  *The Total Operating Expenses provided in the table above do not reflect a voluntary commitment by the fund's investment adviser to waive fees and reimburse expenses. From August 1, 2000 through July 31, 2003, the investment adviser agreed to waive fees and reimburse expenses in order to prevent Total Operating Expenses (excluding any distribution or service fees and extraordinary expenses) from exceeding 1.00%, of the average daily net assets of any class of fund shares. The expense limitation may be modified at any time. The expense limitations reduced the actual operating expenses for the most recent fiscal year to the levels provided below.

             After Expense Reimbursements    A     B     C     R
             Expense Reimbursements        -.16% -.16% -.16% -.16%
             Total Operating Expenses--Net 1.24% 1.99% 1.99%  .99%

The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                          Redemption                 No Redemption
      Share Class   A      B      C      R      A      B      C      R
      -------------------------------------------------------------------
       1 Year     $  709 $  618 $  218 $  117 $  709 $  218 $  218 $  117
       3 Years    $  993 $  973 $  673 $  365 $  993 $  673 $  673 $  365
       5 Years    $1,297 $1,254 $1,154 $  633 $1,297 $1,154 $1,154 $  633
       10 Years   $2,158 $2,292 $2,483 $1,398 $2,158 $2,292 $2,483 $1,398

   represents the 3000 largest U.S. companies. The Lehman Brothers Intermediate Treasury Index includes treasury securities with maturities ranging from 1 to 10 years. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges, or other fees. The Market Benchmark Index is comprised of a 60% weighting in the Russell 1000 Value Index and 40% in the Lehman Brothers Intermediate Treasury Index.
2. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
3. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
4. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
5. As a percentage of lesser of purchase price or redemption proceeds.
6. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
7. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.
8. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers
   Conduct Rules.

                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen Balanced Municipal and Stock Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide over time an attractive after-tax total return through a combination of federally tax-exempt income and capital appreciation with capital preservation in adverse markets.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund invests the majority of its assets in investment-grade quality municipal bonds. We concentrate on municipal bonds with favorable characteristics we believe are not yet recognized by the market, trying to identify those higher-yielding and undervalued bonds with intermediate characteristics that we believe offer the best balance of current tax-free income and capital preservation potential.

We invest the balance of fund assets primarily in established, well-known domestic companies. We concentrate on stocks we believe are selling for less than their intrinsic worth, trying to identify those with a catalyst--for example, a management change or an improved industry outlook--that will unlock the stock's unrecognized value. We generally buy only 40 to 50 stocks which we believe have at least 15% price appreciation potential over the next 18 months.

                                    [GRAPHIC]

                                    Attention Symbol
What are the Risks of Investing in the Fund?
Market Risk - The fund exposes you to market risk. Market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline.

Style Risk - The fund's value-oriented investment style may not be successful.

Foreign Risk - The fund's potential investment in foreign stocks also presents additional risk. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards.

Interest Rate Risk - The fund exposes you to interest rate risk. Interest rate risk is the risk that interest rates will rise, causing bond prices and the fund's value to fall.

Credit Risk - The fund also exposes you to credit risk. Credit risk is the risk that a bond issuer will default or be unable to pay principal and interest to the fund; lower rated bonds generally carry greater credit risk. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

                                    Attention Symbol
Is this Fund Right for You?
This fund may be right for you if you are seeking:
..  attractive after-tax returns from a value-driven strategy;
..  a substantial measure of downside protection;
.. the convenience of a balanced portfolio in a single investment; .. to reduce the taxes on your investment return;
..  to meet long-term financial goals.

You should not invest in this fund if you are:
..  investing in a tax deferred account;
..  unwilling to accept share price fluctuation;
..  investing to meet short-term financial goals.

How the Fund Has Performed


Nuveen Institutional Advisory Corp. manages the municipal investments of the fund. Nuveen has selected Institutional Capital Corporation to manage the fund's equity portfolio. The chart and table below illustrate annual fund calendar year returns for each of the past five years as well as average annual fund and index returns for the one-year, five-year and since inception periods ended December 31, 2001. This information is intended to help you assess the variability of fund returns (and consequently, the potential rewards and risks of a fund investment). The information also shows how the fund's performance compares with the returns of a broad measure of market performance and an index of funds with similar investment objectives.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

 Total Returns/1/



                                    [CHART]

  Class A Annual Returns

1997  16.3
1998   8.3
1999   4.6
2000   6.2
2001  -2.8

Section 1  The Funds

During the five years ended December 31, 2001, the fund's highest and lowest calendar quarter returns were 7.74% and -6.09%, respectively, for the quarters ended 6/30/97 and 9/30/98. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does reflect sales charges. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

                                      Average Annual Total Returns
                                         for the Periods Ended
                                           December 31, 2001
           Class Returns                            Since Inception
           Before Taxes             1 Year  5 Years (August 7, 1996)
           ---------------------------------------------------------
           Class B                   -7.33%  5.44%        6.43%
           Class C                   -3.59%  5.58%        6.54%
           Class R                   -2.61%  6.65%        7.62%
           Class A (Offer)           -8.43%  5.12%        6.18%
           ---------------------------------------------------------
           Class A (Offer) Returns:
            After Taxes on
              Distributions          -8.74%  4.28%        5.35%
            After Taxes on
              Distributions and
              Sale of Shares         -4.14%  4.33%        5.19%
           ---------------------------------------------------------
           S&P 500 Index/1/         -11.89% 10.70%       12.36%
           Russell 1000 Value
             Index/1/                -7.41%  8.84%       10.58%
           Lipper Peer Group/1/      -3.24%  8.37%        9.38%
           Lehman Brothers
             10-Year Municipal
             Bond Index/1/            4.63%  5.94%        6.32%
           Market Benchmark
             Index/1/                -0.09%  7.44%        8.44%

What are the Costs of Investing?


                                    [GRAPHIC]

                                      Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/2/


Paid Directly From Your Investment

             Share Class                     A       B     C   R/3/
             ------------------------------------------------------
             Maximum Sales Charge Imposed
             on Purchases                 5.75%/4/  None  None None
             Maximum Sales Charge Imposed
             on Reinvested Dividends          None  None  None None
             Exchange Fees                    None  None  None None
             Deferred Sales Charge/5/      None/4/ 5%/6/ 1%/7/ None

1. The Class A year-to-date return on net asset value as of 9/30/02 was -11.43%. Peer Group returns reflect the performance of the Lipper Balanced Fund Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper Balanced Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.The Russell 1000 Value Index is a market capitalization-weighted index of those firms in

 Annual Fund Operating Expenses/8/


Paid From Fund Assets

          Share Class                           A     B     C     R
          -----------------------------------------------------------
          Management Fees                      .75%  .75%  .75%  .75%
          12b-1 Distribution and Service Fees  .25% 1.00% 1.00%    --
          Other Expenses                       .29%  .29%  .29%  .29%
          Total Operating Expenses*           1.29% 2.04% 2.04% 1.04%

             *The Total Operating Expenses provided in the table above do not reflect a voluntary commitment by the fund's investment adviser to waive fees and reimburse expenses. From August 1, 2000 through
             July 31, 2003, the investment adviser agreed to waive fees and reimburse expenses in order to prevent Total Operating Expenses
             (excluding any distribution or service fees and extraordinary expenses) from exceeding 1.00%, of the average daily net assets of any class of fund shares. The expense limitation may be modified at any time. The expense limitations reduced the actual operating expenses for the most recent fiscal year to the levels provided below.
             After Expense Reimbursements        A         B        C        R
             Expense Reimbursements            -.04%     -.04%    -.04%    -.04%
             Total Operating Expenses--Net     1.25%     2.00%    2.00%    1.00%

The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                          Redemption                 No Redemption
      Share Class   A      B      C      R      A      B      C      R
      -------------------------------------------------------------------
       1 Year     $  699 $  607 $  207 $  106 $  699 $  207 $  207 $  106
       3 Years    $  960 $  940 $  640 $  331 $  960 $  640 $  640 $  331
       5 Years    $1,242 $1,198 $1,098 $  574 $1,242 $1,098 $1,098 $  574
       10 Years   $2,042 $2,176 $2,369 $1,271 $2,042 $2,176 $2,369 $1,271

  the Russell 1000 Index with higher book-to-price ratios and lower forecasted growth values. The Russell 1000 Index includes the largest 1000 companies in the Russell 3000 Index. The Russell 3000 Index represents the 3000 largest U.S. companies. The Lehman Brothers 10-Year Municipal Bond Index includes municipal bonds with maturities ranging from 8 to 12 years. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges or other fees. The Market Benchmark Index is comprised of a 40% weighting in the Russell 1000 Value Index and 60% in the Lehman Brothers 10-Year Municipal Bond Index.
2. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
3. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
4. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
5. As a percentage of lesser of purchase price or redemption proceeds.
6. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
7. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.
8. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers
   Conduct Rules.

                                                           Section 1  The Funds

Section 2  How We Manage Your Money

                       To help you better understand the funds, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.


                                                 [GRAPHIC]

                                           Who Manages the Funds

                       Nuveen Institutional Advisory Corp. ("NIAC"), the funds' investment adviser, offers premier advisory and investment management services to a broad range of mutual fund clients. NIAC has overall responsibility for management of the funds. NIAC oversees the management of the funds' portfolios, manages the funds' business affairs and provides certain clerical, bookkeeping and other administrative services. NIAC is located at 333 West Wacker Drive, Chicago, IL 60606.

                       NIAC is a wholly-owned subsidiary of The John Nuveen Company. Founded in 1898, The John Nuveen Company, through its various affiliates, manages over $83 billion in assets for clients in separate accounts, registered investment companies, and other collective investment vehicles. The John Nuveen Company is a majority-owned subsidiary of The St. Paul Companies, Inc., a publicly-traded company which is principally engaged in providing property-liability insurance through subsidiaries.

                       NIAC has selected Institutional Capital Corporation ("Institutional Capital"), 225 West Wacker Drive, Chicago, IL 60606, as subadviser to manage the investment portfolios of the Large-Cap Value Fund, European Value Fund and the Balanced Stock and Bond Fund, and the equity investments of the Balanced Municipal and Stock Fund. Institutional Capital is an institutional investment management firm that was founded in 1970 and has approximately $10 billion in assets under management. Institutional Capital's investment management strategy and operating policies are set through a team approach, with all its investment professionals contributing. Institutional Capital currently maintains a staff of 14 investment professionals. Mr. Robert H. Lyon, President, owns shares representing 51% of its voting rights. In addition, The John Nuveen Company owns a 20% common stock interest in Institutional Capital.

                       NIAC manages the municipal investments of the Balanced Municipal and Stock Fund. NIAC is responsible for the execution of specific investment strategies and the day-to-day operations of the fund as they relate to the municipal investments. NIAC manages the fund using a team of analysts and portfolio managers that focus on a specific group of funds. Thomas C. Spalding provides daily oversight for and execution of the fund's municipal investment activities. Mr. Spalding has been a vice president of NIAC since 1990 and manager of the fund's municipal investments since February 1999. He is also a vice president of Nuveen Advisory Corp, an advisory affiliate of NIAC, and a Chartered Financial Analyst. Mr. Spalding currently manages investments for fourteen Nuveen-sponsored investment companies.

Section 2  How We Manage Your Money

                       For providing these services, NIAC is paid an annual fund management fee according to the following schedule:

                                                        Balanced     Balanced
Average Daily                  Large-Cap    European    Stock and  Municipal and
Net Assets                     Value Fund  Value Fund   Bond Fund   Stock Fund
--------------------------------------------------------------------------------
For the first $125 million     .8500 of 1% .9500 of 1% .7500 of 1%  .7500 of 1%
For the next $125 million      .8375 of 1% .9375 of 1% .7375 of 1%  .7375 of 1%
For the next $250 million      .8250 of 1% .9250 of 1% .7250 of 1%  .7250 of 1%
For the next $500 million      .8125 of 1% .9125 of 1% .7125 of 1%  .7125 of 1%
For the next $1 billion        .8000 of 1% .9000 of 1% .7000 of 1%  .7000 of 1%
For net assets over $2 billion .7750 of 1% .8750 of 1% .6750 of 1%  .6750 of 1%

                       For the most recent fiscal year, the funds paid NIAC the following net management fees (as a percentage of average net assets):

                     Large-Cap Value Fund              .83%
                     European Value Fund                 --
                     Balanced Stock and Bond Fund      .60%
                     Balanced Municipal and Stock Fund .71%

                       Out of the fund management fee, NIAC pays a portfolio management fee to Institutional Capital. Each fund pays for its own operating expenses such as custodial, transfer agent, accounting and legal fees; brokerage commissions; distribution and service fees; and extraordinary expenses.

                                                 [GRAPHIC]

                                   What Types of Securities We
             Invest In

                       Each fund's investment objective may not be changed without shareholder approval. The funds' investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

                       Equity Securities

                       Each fund invests in equity securities. Eligible equity securities include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and debentures; dollar-denominated securities of foreign companies (limited to 25% of net assets for the Large-Cap Value Fund, Balanced Stock and Bond Fund, and the Balanced Municipal and Stock Fund) and other securities with equity characteristics. In addition, the European Value Fund may invest in foreign securities denominated in foreign currencies. Any convertible bonds and debentures must be rated investment grade (one of the four highest ratings by Moody's Investors Service, Standard & Poor's, or Fitch Ratings) when purchased.

                       European Investments

                       The European Value Fund invests primarily in a diversified portfolio of stocks of established, well-known companies with at least $1 billion in market capitalization that are domiciled or have their principal activities in Europe. The domicile or the location of the principal activities of a company will be the country (1) under whose laws the company is organized, (2) in which the principal trading market for the equity securities issued by the company is located, or (3) in which the company has over half its assets or derives half its revenues.

                                            Section 2  How We Manage Your Money

                       The European Value Fund may invest in a variety of European securities, including American Depositary Receipts (ADRs) and other types of depositary receipts; equity securities of European companies that may or may not be publicly traded in the U.S.; Eurodollar convertibles; fixed-income securities of European companies that may or may not be publicly traded in the U.S.; and debt obligations issued or guaranteed by European governments, their agencies, authorities, or instrumentalities. All foreign investments involve certain risks in addition to those associated with U.S. investments (see "What the Risks Are--Foreign investment risk").

                       Taxable Bonds

                       The Balanced Stock and Bond Fund invests the fixed income portion of its portfolio in taxable bonds. Eligible taxable bonds are U.S. Treasury and other investment-grade bonds with maturities of one to 15 years. We focus on U.S. Treasury securities but may purchase other bonds from time to time if market conditions warrant. Investment-grade securities are those rated in the four highest categories by Moody's Investors Service, Standard & Poor's or Fitch Ratings when purchased.

                       Municipal Obligations

                       The Balanced Municipal and Stock Fund invests the fixed income portion of its portfolio in municipal bonds. States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. Municipal bonds pay income that is exempt from regular federal income tax but may be subject to the federal alternative minimum tax. A municipality may issue general obligation bonds which are secured by its taxing power, or it may issue revenue bonds that are payable from the revenues of a particular project or a special excise tax.

                       The Balanced Municipal and Stock Fund may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the fund will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

                       The Balanced Municipal and Stock Fund will purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by at least one independent rating agency at the time of purchase or are non-rated but judged to be investment grade by the fund's investment adviser. We will not invest more than 20% of the fund's municipal investments in this type of unrated municipal obligation. These policies can only be changed by shareholder vote.

                       The Balanced Municipal and Stock Fund will invest at least 80% of its municipal assets in investment-grade quality municipal bonds with effective remaining maturities of no more than 15 years. This policy will not limit the stated or nominal maturities of the municipal bonds in which the fund invests. The effective remaining maturity of a municipal bond may be shorter than its stated maturity for a variety of reasons, including the bond's call features, its stated or expected payment schedule or other terms or conditions that may cause the bond to have the risk of price fluctuations of an otherwise comparable but shorter-term bond.

                       Short-Term Investments

                       The funds may invest in short-term investments including U.S. government securities, quality commercial paper or similar fixed-income securities with

Section 2  How We Manage Your Money
                       remaining maturities of one year or less. The Balanced Municipal and Stock
                       Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. For more information on eligible short-term investments, see the Statement of Additional Information.

                       Delayed Delivery Transactions

                       The funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline to a level below its purchase price before the settlement date.

                                                 [GRAPHIC]

                                         How We Select Investments

                       We adhere to disciplined, value-driven investment strategies whose aim is to provide consistent, attractive performance over time with moderated risk. We emphasize quality securities carefully chosen through in-depth research and follow those securities closely over time to assess whether they continue to meet our purchase rationale.

                       Equity Securities

                       Institutional Capital selects for the Large-Cap Value Fund, Balanced Stock and Bond Fund and Balanced Municipal and Stock Fund stocks from a universe of approximately 450 large and midsize companies with at least $500 million in market capitalization. Proprietary quantitative valuation models determine which of these stocks currently appear to be selling for less than their intrinsic worth. Based on a qualitative assessment of each company's prospects, Institutional Capital then looks for a catalyst that Institutional Capital believes will unlock the stock's unrecognized value. A catalyst may be as simple as a management change or as complex as a fundamentally improved industry outlook. Institutional Capital generally buys only 40 to 50 stocks which it believes have at least 15% price appreciation potential over the next 18 months for the equity portion of each of such funds' investment portfolio.

                       European Investments

                       Institutional Capital selects stocks for the European Value Fund from the universe of large- and mid-size European companies. Proprietary quantitative valuation models determine which of these stocks currently appear to be selling for less than their intrinsic worth. These models consider certain factors including a stock's price-to-earnings ratio, earnings stability and cash flow. Based on a qualitative assessment of each company's prospects, Institutional Capital then looks for a catalyst that it believes will unlock the stock's unrecognized value. A catalyst may be as simple as a management change or a new product launch, or as complex as a fundamentally improved industry outlook. Generally, Institutional Capital chooses only 20 to 30 stocks which it believes have at least 15% price appreciation potential over the next 18 months.

                       Taxable Fixed-Income Securities

                       Institutional Capital selects taxable fixed-income securities for the Balanced Stock and Bond Fund based on its general outlook for the fixed-income markets as well as a detailed analysis of expected yield curve changes. Institutional Capital uses proprietary quantitative models and qualitative assessments of top-down economic and market factors to develop an outlook on interest rates. Institutional Capital then analyzes the current shape of the

                                            Section 2  How We Manage Your Money
                       yield curve as well as expected changes under different scenarios. Institutional Capital selects the specific mix of maturities that offer the best balance of current income and capital preservation potential in light of current and expected market conditions.

                       Municipal Obligations for the Balanced Municipal and Stock Fund

                       NIAC selects municipal bonds for the Balanced Municipal and Stock Fund based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. NIAC is supported by Nuveen's team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of the fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We utilize these resources to identify municipal bonds with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal bonds that we believe represent the most attractive values.

                       Portfolio Turnover

                       A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a fund's investment portfolio that is sold and replaced during a year is known as the fund's portfolio turnover rate. The funds anticipate that they may engage in active trading in equity securities. The equity portfolio turnover rate for the Large-Cap Value Fund, Balanced Stock and Bond Fund and the Balanced Municipal and Stock Fund will generally be between 100% and 200%. The equity portfolio turnover rate for the European Value Fund may exceed 200%. The Balanced Municipal and Stock Fund expects annual municipal portfolio turnover to be significantly less than 75%. The Balanced Stock and Bond Fund anticipates that its annual bond portfolio turnover rate will generally not exceed 75%. A turnover rate of 100% would occur, for example, if the fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the fund of increased brokerage costs and could result in the payment by shareholders of increased taxes on realized investment gains. Accordingly, active trading may adversely affect the funds' performance.


                                                 [GRAPHIC]

                                            What the Risks Are

                       Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. In addition, the funds' value-oriented investment style may not be successful in realizing the funds' investment objectives. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in these funds to be a long-term investment.

                       Market risk: As mutual funds investing all or a portion of their assets in stocks, the funds are subject to market risk. Market risk is the risk that a particular stock, a fund, an industry, or stocks in general may fall in value. The value of your investment in a fund will go up and down with the prices of the securities in which the fund invests. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer's products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions and market liquidity.

Section 2  How We Manage Your Money

                       Foreign investment risk: Securities of foreign issuers (which are limited to 25% of net assets for the Large-Cap Value Fund, Balanced Stock and Bond Fund and the Balanced Municipal and Stock Fund) present risks beyond those of domestic securities. The prices of foreign securities can be more volatile than U.S. stocks due to such factors as political, social and economic developments abroad, the differences between the regulations to which U.S. and foreign issuers and markets are subject, the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Other risks include the following:

                        . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

                        . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

                        . Foreign markets may be less liquid and more volatile than U.S. markets.

                        . Foreign securities often trade in currencies other than the U.S. dollar. Changes in currency exchange rates may affect a fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in a fund's foreign currency holdings.

                       The European Value Fund is primarily focused in the stocks of European Union companies. As a result, the European Value Fund is more susceptible to any single economic, political or regulatory occurence affecting the European Union, is less diversified and is subject to more market risk.

                       Interest rate risk: Because the Balanced Stock and Bond Fund and the Balanced Municipal and Stock Fund also invest in bonds, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising market interest rates (bond prices move in the opposite direction of interest rates). The longer the average maturity (duration) of a fund's portfolio, the greater its interest rate risk.

                       Income risk: The Balanced Stock and Bond Fund's and the Balanced Municipal and Stock Fund's investment in bonds exposes the funds to income risk. Income risk is the risk that the income from the funds will decline because of falling market interest rates. This can result when the funds invest the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below a portfolio's current earnings rate.

                       Credit risk: The Balanced Stock and Bond Fund's and the Balanced Municipal and Stock Fund's investment in bonds also exposes them to credit risk. Credit risk is the risk that an issuer of a bond is unable to meet its obligation to make interest and principal payments due to changing financial or market conditions. Generally, lower rated bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds.

                       Inflation risk: Like all mutual funds, the funds are subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a fund's assets can decline as can the value of a fund's distributions.

                                            Section 2  How We Manage Your Money

                       Correlation risk: Although the prices of equity and fixed-income securities often rise and fall at different times so that a fall in the price of one is offset by a rise in the price of the other, in a down market the prices of these securities can also fall in tandem. Because the Balanced Stock and Bond Fund and the Balanced Municipal and Stock Fund invest in stocks and bonds, they are subject to correlation risk.

                       In addition, with regard to the European Value Fund, the U.S. and European equity markets often rise and fall at different times or by different amounts due to economic or other developments particular to a given country or region. This phenomenon would tend to lower the overall price volatility of a portfolio that included both U.S. and European stocks. Sometimes, however, global trends will cause the U.S. and European markets to move in the same direction, reducing or eliminating the risk reduction benefit of international investing.

                                                 [GRAPHIC]

                                            How We Manage Risk

                       Time-tested risk management strategies including broad portfolio diversification, a rigorous sell discipline and defined portfolio allocation ranges are utilized to help protect your capital during periods of market uncertainty or weakness. The Balanced Stock and Bond Fund and the Balanced Municipal and Stock Fund also invest in quality bonds whose steady income and relative price stability can help reduce volatility and stabilize returns in down markets. While these strategies are utilized to control or reduce risk, there is no assurance that they will succeed.

                       Portfolio Allocation Targets and Ranges

                       Each fund follows a disciplined asset allocation methodology that keeps your portfolio mix within a defined range over time as market conditions change. The funds have established the following allocation targets and operating ranges for each asset class:

                                                    Balanced      Balanced
                      Large-Cap       European      Stock and   Municipal and
                      Value Fund     Value Fund     Bond Fund    Stock Fund
                    Target  Range  Target  Range  Target Range  Target Range
   --------------------------------------------------------------------------
   Stocks            90%   65-100%  90%   65-100%  55%   40-70%  35%   30-50%
   Bonds              --        --   --        --  40%   25-55%  60%   50-70%
   Cash Equivalents  10%     0-35%  10%     0-35%   5%    0-20%   5%    0-10%

                       A fund's Board of Trustees may change the target investment mix and operating ranges for each asset class without shareholder approval. The Balanced Municipal and Stock Fund will not set the minimum allowable allocation for municipal bonds below 50%.

                       Emphasis on American Depositary Receipts (ADRs)

                       The European Value Fund buys equity securities of European companies primarily in the form of sponsored ADRs that are traded in U.S. securities markets. Sponsored and exchange-traded ADRs must comply with U.S. Generally Accepted Accounting Principles and the reporting and disclosure requirements of the Securities and Exchange Commission. Furthermore, such ADRs settle within three days through the U.S. clearance system and are not subject to risks caused by the complicated and varied settlement standards that exist for many foreign securities exchanges or to currency risk during a transaction's settlement period.

Section 2  How We Manage Your Money

                       Investment Limitations

                       The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

                        . 5% in securities of any one issuer, or 10% of the voting securities of that issuer (except for U.S. government securities or for 25% of the fund's total assets);

                        . 25% in any one industry (except U.S. government securities and, in the case of the Balanced Municipal and Stock Fund, municipal securities backed by governmental users). For example, as of June 30, 2002, the funds were invested in the following sectors which may comprise multiple industries (as a percentage of the funds' stock holdings):

                          Large-Cap
                          Value Fund
                          Financials             28.4%
                          Consumer Discretionary 19.9%
                          Healthcare             10.1%
                          Energy                  9.6%
                          Industrials             8.8%
                          Utilities               7.8%
                          Consumer Staples        6.1%
                          Information Technology  5.2%
                          Materials               4.1%

                 European
                 Value Fund
                 Financials             23.7%
                 Consumer Discretionary 20.3%
                 Consumer Staples       14.6%
                 Energy                 13.9%
                 Utilities              12.9%
                 Healthcare                               5.0%
                 Industrial                               4.8%
                 Materials                                4.8%

                          Balanced Stock and
                          Bond Fund
                          Financials             26.2%
                          Consumer Discretionary 20.5%
                          Healthcare             11.0%
                          Energy                  9.4%
                          Industrials             9.1%
                          Utilities               8.2%
                          Information Technology  5.6%
                          Consumer Staples        5.6%
                          Materials               4.4%

                          Balanced Municipal
                          and Stock Fund
                          Financials             28.5%
                          Consumer Discretionary 20.1%
                          Healthcare             10.1%
                          Energy                  9.3%
                          Industrials             8.7%
                          Utilities               7.8%
                          Consumer Staples        6.1%
                          Information Technology  5.3%
                          Materials               4.1%

                       Please see the Statement of Additional Information for a more detailed discussion of investment limitations.

                       Hedging and Other Defensive Investment Strategies

                       Each fund may invest up to 100% of its assets in cash, cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the proportion of a fund's assets invested in an asset category may fall outside its allowable range, and the fund may not achieve its investment objective.

                                            Section 2  How We Manage Your Money

                       Although these are not principal investment strategies, we may use various investment techniques designed to hedge against changes in the values of securities a fund owns or expects to purchase, to limit the risk of price fluctuations, to preserve capital or to hedge against interest rate changes. These hedging strategies include using financial futures contracts, options on financial futures, or stock index options. To protect against foreign currency exchange rate risk, the European Value Fund may enter into foreign currency hedging transactions, including forward currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts. These strategies may reduce fund returns and will benefit the funds largely to the extent we are able to use them successfully. A fund could lose money on futures transactions or an option can expire worthless.

                       The Large-Cap Value Fund's, Balanced Stock and Bond Fund's, and the Balanced Municipal and Stock Fund's approach to equity investing may also provide a measure of protection in adverse markets. The funds focus on stocks primarily of established, well-known companies which generally have been better positioned to weather adverse markets than smaller, less established companies. The funds purchase stocks with low valuations, measured by their relative price-to-earnings ratio. The prices of these types of stocks have often fallen less than more fully valued stocks during market downturns. In addition, the Large-Cap Value Fund frequently invests a small portion of its portfolio in cash equivalents which can provide a measure of added stability during adverse market conditions. For the Balanced Stock and Bond Fund and the Balanced Municipal and Stock Fund, the funds' allocation to bonds and cash equivalents can also provide a measure of added stability during adverse market conditions.

Section 2  How We Manage Your Money

Section 3  How You Can Buy and Sell Shares

                       We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.


                                                 [GRAPHIC]

                                       What Share Classes We Offer

                       Class A Shares

                       You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .25% of your fund's average daily net assets that compensates your financial advisor for providing ongoing service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for the funds is as follows:


                                                                                 Authorized Dealer
                                    Sales Charge as % of  Sales Charge as % of  Commission as % of
 Amount of Purchase                 Public Offering Price Net Amount Invested  Public Offering Price
 Less than $50,000                          5.75%                6.10%                 5.00%
 $50,000 but less than $100,000             4.50%                4.71%                 4.00%
 $100,000 but less than $250,000            3.75%                3.90%                 3.25%
 $250,000 but less than $500,000            2.75%                2.83%                 2.50%
 $500,000 but less than $1,000,000          2.00%                2.04%                 1.75%
 $1,000,000 and over                        --/1/                 --                   --/1/

                    /1/ You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers a commission equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the authorized dealer waived the commission, you may be assessed a contingent deferred sales charge ("CDSC") of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.

                       Class B Shares

                       You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund's average daily net assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. If you sell your shares within six years of purchase, you will normally pay a CDSC as shown in the schedule below. The CDSC is based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

                                     Section 3  How You Can Buy and Sell Shares

                       Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

              Years Since Purchase 0-1 1-2 2-3 3-4 4-5 5-6 Over 6
              CDSC                  5%  4%  4%  3%  2%  1%   None

                       Class C Shares

                       You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund's average daily net assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. The annual .75% distribution fee reimburses Nuveen for paying your financial advisor an ongoing sales commission. Nuveen advances the first year's service and distribution fees. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. If you sell your shares within 12 months of purchase, you will normally pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

                       Class R Shares

                       You may purchase Class R shares only under limited circumstances, at the offering price, which is the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.


                                                 [GRAPHIC]

             How to Reduce Your Sales Charge

                       We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

Class A Sales Charge     Class A Sales Charge        Class R Eligibility
Reductions               Waivers                     . Certain employees and
.. Rights of accumulation . Certain Nuveen Defined      directors of Nuveen or
.. Letter of intent         Portfolio or Exchange-      employees of authorized
.. Group purchase           Traded Fund                 dealers
                           reinvestments             . Bank trust departments
                         . Retirement plans
                         . Certain employees and
                           directors of Nuveen or
                           employees of authorized
                           dealers
                         . Bank trust departments

                       In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisors, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial advisor or by calling (800) 257-8787. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

Section 3  How You Can Buy and Sell Shares

                                                 [GRAPHIC]

                                             How To Buy Shares

                       Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time. Generally, the Exchange is closed on weekends and national holidays. The share price you pay depends on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

                       Through a Financial Advisor

                       You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors are paid for providing ongoing investment advice and services, either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

                       By Mail

                       You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. No third party checks will be accepted.

                       On-line

                       Existing shareholders may process certain account transactions on-line. You may purchase additional shares or exchange shares between existing, identically registered accounts. You can continue to look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms from our website. To access your account, follow the links on www.nuveen.com to account access and choose mutual funds. The system will walk you through the log-in process.

                       Existing shareholders may also process these same mutual fund transactions via our automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process.

                       Investment Minimums

                       The minimum initial investment is $3,000 ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; $50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.


                                                 [GRAPHIC]

                                           Systematic Investing

                       Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account (simply complete the appropriate application). The minimum automatic deduction is $50 per month.

                                     Section 3  How You Can Buy and Sell Shares

                       There is no charge to participate in each fund's systematic investment plan. To take advantage of this investment opportunity, simply complete the appropriate section of the account application form or submit an Account Update Form. You can stop the deductions at any time by notifying your fund in writing.

                       From Your Bank Account

                       You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

                       From Your Paycheck

                       With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

                       Systematic Exchanging

                       You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen mutual fund account into another identically registered Nuveen account of the same share class.

                       One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.


                                                 [GRAPHIC]

                                           Systematic Withdrawal

                       If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in a fund's systematic withdrawal plan.

                       You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.


                                                 [GRAPHIC]

                                             Special Services

                       To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

                       Exchanging Shares

                       You may exchange fund shares into an identically registered account at any time for an appropriate class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

Section 3  How You Can Buy and Sell Shares

                       The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

                       The funds may change or cancel their exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.

                       Fund Direct/SM/

                       The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at
                       (800) 257-8787 for copies of the necessary forms.

                       Reinstatement Privilege

                       If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.


                                                 [GRAPHIC]

                                            How to Sell Shares

                       You may sell (redeem) your shares on any business day. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten business days from your purchase date. You may be assessed a CDSC or a redemption fee, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the date of purchase. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

                                     Section 3  How You Can Buy and Sell Shares

                       Through Your Financial Advisor

                       You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this service.

                       By Telephone

                       If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

                       By Mail

                       You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

                        .  The fund's name;

                        .  Your name and account number;

                        .  The dollar or share amount you wish to redeem;

                        . The signature of each owner exactly as it appears on the account;

                        . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

                        . The address where you want your redemption proceeds sent (if other than the address of record);

                        .  Any certificates you have for the shares; and

                        .  Any required signature guarantees.

                       We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 30 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.

                       On-line

                       You may redeem shares or exchange shares between existing, identically registered accounts on-line. To access your account, follow the links on www.nuveen.com to account access and choose mutual funds. The system will walk you through the log-in process.

                       You may also redeem or exchange shares via our automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process.

                       Redemptions In-Kind

                       The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell

                                    [GRAPHIC]

                                Attention Symbol

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.



                                    [GRAPHIC]

                                Attention Symbol

An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds have set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

Section 3  How You Can Buy and Sell Shares
                       the securities distributed to you, as well as taxes on any capital gains from that sale.

                       Redemption Fee Policy

                       The European Value Fund assesses a 2% fee on the proceeds of fund shares redeemed or exchanged by a Market Timer (see definition below) within 90 days of acquisition (i.e., through purchase or exchange). The redemption fee will be retained from redemption or exchange proceeds and paid directly to the European Value Fund. The fee is intended to offset the trading costs and fund operating expenses associated with frequent trading. When a Market Timer redeems or exchanges European Value Fund shares subject to the redemption fee, the fund will first redeem any shares that are not subject to the redemption fee, and then redeem the shares owned for the longest period of time, unless asked to redeem shares in a different order.

                       You may be deemed a "Market Timer" if you: (i) redeem out of any Nuveen fund within 30 days of purchase or exchange; or (ii) exchange out of any Nuveen fund within 30 days of purchase or exchange; or (iii) otherwise engage in a trading pattern deemed to be adverse to a Nuveen fund's operations. In the event you are considered a Market Timer, you will receive written notice of such status and will be required to place all subsequent trades directly with Nuveen. In addition to the assessment of a redemption fee, the European Value Fund imposes certain other restrictions on trading activities by Market Timers. See the Statement of Additional Information for a complete description of these restrictions.


                                     Section 3  How You Can Buy and Sell Shares

Section 4  General Information

                       To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.


                                                 [GRAPHIC]

                                    Dividends, Distributions and
             Taxes

                       Payment and Reinvestment Options

                       The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

                       Foreign Income Tax Considerations

                       Investment income that the funds receive from their foreign investments may be subject to foreign income taxes, which generally will reduce fund distributions. However, the U.S. has entered into tax treaties with many foreign countries that may entitle you to certain tax benefits.

                       Taxes and Tax Reporting

                       The funds will make distributions that may be taxed as ordinary income or capital gains (which may be taxable at different rates, depending on the length of time a fund holds its assets). Dividends from a fund's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. Because the Balanced Municipal and Stock Fund invests in municipal bonds, certain dividends you receive may be exempt from regular federal income tax. All or a portion of these dividends, however, may be subject to state and local taxes or to the federal alternative minimum tax (AMT). The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

                       Early in each year, you will receive a statement detailing the amount and nature of all dividends, including the amount of any dividends exempt from regular federal income taxation, that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is generally the same as a sale.

                       Please note that if you do not furnish your fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.

                       Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

Section 4  General Information

                       Buying or Selling Shares Close to a Record Date

                       Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

                       Distribution Schedule

                                  Tax-Free Dividends Taxable Dividends Capital Gains
------------------------------------------------------------------------------------
Large-Cap Value Fund                   None              Annually        Annually
European Value Fund                    None              Annually        Annually
Balanced Stock and Bond Fund           None              Quarterly       Annually
Balanced Municipal and Stock Fund      Monthly           Annually        Annually


                                                 [GRAPHIC]

                                      Distribution and Service
             Plans

                       Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. (See "How You Can Buy and Sell Shares" for a description of the distribution and service fees paid under this plan.)

                       Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                       Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The Statement of Additional Information contains further information about these programs.

                                                 Section 4  General Information

                                                 [GRAPHIC]

                                             Net Asset Value

                       The price you pay for your shares is based on each fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class of each fund by taking the value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

                       In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are valued at the last sales price that day. Common stocks and other equity securities not listed on a securities exchange or Nasdaq are valued at the most recent bid prices. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal bonds), the pricing service establishes fair value based on prices of comparable securities. In addition, if it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the funds, or its designee, may establish a fair value for the security. See the Statement of Additional Information for details.

                       If a fund holds securities that are primarily listed on foreign exchanges, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.


                                                 [GRAPHIC]

                                          Fund Service Providers

                       The custodian of the assets of the funds is State Street Bank and Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Section 4  General Information

Section 5  Financial Highlights

                       The financial highlights table is intended to help you understand a fund's financial performance for the past five years or the life of the fund, if shorter. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended June 30, 2002 has been audited by PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, are included in the SAI and annual report, which are available upon request. The information for the prior fiscal years was audited by Arthur Andersen LLP.

Nuveen Large-Cap Value Fund


Class
(Inception                Investment Operations           Less Distributions
Date)                ------------------------------  ---------------------------                     --------

                                        Net
                                  Realized/
                                 Unrealized                                       Ending               Ending
           Beginning        Net  Investment                 Net                      Net                  Net
Year Ended Net Asset Investment        Gain          Investment  Capital           Asset     Total     Assets
June 30,       Value     Income      (Loss)    Total     Income    Gains    Total  Value Return(a)      (000)
--------------------------------------------------------------------------------------------------------------

Class A (8/96)
   2002       $24.40      $ .08      $(3.06) $(2.98)      $(.07)  $   --  $ (.07) $21.35    (12.23)% $577,946
   2001        24.35        .16        2.49    2.65        (.21)   (2.39)  (2.60)  24.40     11.02    672,917
   2000        27.07        .22       (1.62)  (1.40)       (.25)   (1.07)  (1.32)  24.35     (5.33)   669,651
   1999        26.50        .19        2.64    2.83        (.04)   (2.22)  (2.26)  27.07     12.37    793,546
   1998        24.01        .26        4.55    4.81        (.25)   (2.07)  (2.32)  26.50     21.59    790,063

Class B (8/96)
   2002        24.19       (.10)      (3.01)  (3.11)         --       --      --   21.08    (12.86)    73,011
   2001        24.17       (.03)       2.46    2.43        (.02)   (2.39)  (2.41)  24.19     10.23     91,117
   2000        26.87        .03       (1.60)  (1.57)       (.06)   (1.07)  (1.13)  24.17     (5.97)    93,275
   1999        26.47        .01        2.61    2.62          --    (2.22)  (2.22)  26.87     11.52     95,174
   1998        24.00        .10        4.51    4.61        (.07)   (2.07)  (2.14)  26.47     20.70     71,909

Class C (8/96)
   2002        24.16       (.10)      (3.02)  (3.12)         --       --      --   21.04    (12.91)    53,729
   2001        24.13       (.03)       2.47    2.44        (.02)   (2.39)  (2.41)  24.16     10.24     63,835
   2000        26.84        .03       (1.61)  (1.58)       (.06)   (1.07)  (1.13)  24.13     (5.97)    55,303
   1999        26.43        .01        2.62    2.63          --    (2.22)  (2.22)  26.84     11.58     41,071
   1998        23.98        .10        4.49    4.59        (.07)   (2.07)  (2.14)  26.43     20.63     21,426

Class R (8/96)
   2002        24.46        .13       (3.05)  (2.92)       (.13)      --    (.13)  21.41    (11.98)    17,585
   2001        24.41        .22        2.49    2.71        (.27)   (2.39)  (2.66)  24.46     11.24     19,188
   2000        27.14        .28       (1.62)  (1.34)       (.32)   (1.07)  (1.39)  24.41     (5.13)    17,604
   1999        26.52        .24        2.67    2.91        (.07)   (2.22)  (2.29)  27.14     12.71     16,904
   1998        24.02        .32        4.56    4.88        (.31)   (2.07)  (2.38)  26.52     21.91     18,335
--------------------------------------------------------------------------------------------------------------



             Ratio of
 Ratio of         Net
 Expenses  Investment
       to   Income to
  Average     Average  Portfolio
      Net         Net   Turnover
Assets(b)   Assets(b)       Rate
---------------------------------


     1.36%        .33%        81%
     1.33         .63         90
     1.30         .85        155
     1.24         .76        134
     1.20        1.04        131


     2.11        (.42)        81
     2.08        (.11)        90
     2.06         .11        155
     1.99         .03        134
     1.95         .38        131


     2.11        (.42)        81
     2.07        (.13)        90
     2.07         .09        155
     1.98         .04        134
     1.95         .39        131


     1.11         .58         81
     1.08         .88         90
     1.06        1.09        155
      .99        1.00        134
      .95        1.26        131
---------------------------------

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from NIAC, where applicable.

                                                Section 5  Financial Highlights

Nuveen European Value Fund


                                                      Investment Operations           Less Distributions
Class (Inception Date)                           ------------------------------  ---------------------------

                                                                    Net                From
                                                              Realized/              and in
                                                             Unrealized              Excess                   Ending
                                       Beginning        Net  Investment              of Net                      Net
                                       Net Asset Investment        Gain          Investment  Capital           Asset     Total
Year Ended June 30,                        Value     Income      (Loss)    Total     Income    Gains    Total  Value Return(a)
---------------------------------------------------------------------------------------------------------------------------------

Class A (5/98)
 2002                                     $18.54      $ .02      $ (.82) $ (.80)      $(.08)  $   --  $ (.08) $17.66     (4.32)%
 2001                                      23.34        .09       (2.67)  (2.58)       (.18)   (2.04)  (2.22)  18.54    (11.60)
 2000                                      20.17        .18        3.28    3.46        (.18)    (.11)   (.29)  23.34     17.22
 1999                                      19.86        .22         .10     .32        (.01)      --    (.01)  20.17      1.63
 1998(c)                                   20.00        .02        (.14)   (.12)       (.02)      --    (.02)  19.86      (.59)

Class B (5/98)
 2002                                      18.39       (.09)       (.81)   (.90)         --       --      --   17.49     (4.89)
 2001                                      23.17       (.06)      (2.67)  (2.73)       (.01)   (2.04)  (2.05)  18.39    (12.21)
 2000                                      20.04        .01        3.26    3.27        (.03)    (.11)   (.14)  23.17     16.34
 1999                                      19.87        .04         .13     .17          --       --      --   20.04       .86
 1998(c)                                   20.00        .03        (.15)   (.12)       (.01)      --    (.01)  19.87      (.60)

Class C (5/98)
 2002                                      18.39       (.11)       (.79)   (.90)         --       --      --   17.49     (4.89)
 2001                                      23.16       (.06)      (2.66)  (2.72)       (.01)   (2.04)  (2.05)  18.39    (12.16)
 2000                                      20.04        .01        3.25    3.26        (.03)    (.11)   (.14)  23.16     16.29
 1999                                      19.87        .07         .10     .17          --       --      --   20.04       .86
 1998(c)                                   20.00        .01        (.13)   (.12)       (.01)      --    (.01)  19.87      (.60)

Class R (5/98)
 2002                                      18.57        .09        (.83)   (.74)       (.13)      --    (.13)  17.70     (4.01)
 2001                                      23.39        .14       (2.68)  (2.54)       (.24)   (2.04)  (2.28)  18.57    (11.41)
 2000                                      20.21        .24        3.29    3.53        (.24)    (.11)   (.35)  23.39     17.44
 1999                                      19.87        .23         .13     .36        (.02)      --    (.02)  20.21      1.86
 1998(c)                                   20.00        .03        (.13)   (.10)       (.03)      --    (.03)  19.87      (.52)
---------------------------------------------------------------------------------------------------------------------------------

                                               Ratios/Supplemental Data
Class (Inception Date)                 ---------------------------------------
                                                           Ratio of
                                               Ratio of         Net
                                               Expenses  Investment
                                       Ending        to   Income to
                                          Net   Average     Average  Portfolio
                                       Assets       Net         Net   Turnover
Year Ended June 30,                     (000) Assets(b)   Assets(b)       Rate
-------------------------------------------------------------------------------

Class A (5/98)
 2002                                  $2,132      1.55%        .11%       221%
 2001                                   2,355      1.55         .45        263
 2000                                   3,373      1.56         .80        281
 1999                                   3,277      1.55        1.15        230
 1998(c)                                  102      1.55*       1.33*         5

Class B (5/98)
 2002                                   2,312      2.30        (.52)       221
 2001                                   2,723      2.30        (.30)       263
 2000                                   3,518      2.31         .03        281
 1999                                   3,130      2.30         .19        230
 1998(c)                                  335      2.30*       1.59*         5

Class C (5/98)
 2002                                     400      2.30        (.60)       221
 2001                                     642      2.30        (.33)       263
 2000                                     868      2.31         .05        281
 1999                                     711      2.30         .34        230
 1998(c)                                   42      2.30*        .60*         5

Class R (5/98)
 2002                                   3,957      1.30         .51        221
 2001                                   4,177      1.30         .69        263
 2000                                   5,395      1.31        1.06        281
 1999                                   4,135      1.30        1.20        230
 1998(c)                                3,240      1.30*       1.75*         5
-------------------------------------------------------------------------------

*  Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from NIAC, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2002 are 1.54%, 2.29%, 2.29% and 1.29% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2002 are .12%, (.52)%, (.59)% and .51% for classes A, B, C and R, respectively.
(c) From commencement of class operations as noted.

Section 5  Financial Highlights

Nuveen Balanced Stock and Bond Fund


                                                       Investment Operations           Less Distributions
Class (Inception Date)                             -----------------------------  ---------------------------

                                                                     Net                From
                                                               Realized/              and in
                                                              Unrealized              Excess                   Ending
                                         Beginning        Net Investment              of Net                      Net
                                         Net Asset Investment       Gain          Investment  Capital           Asset     Total
Year Ended June 30,                          Value     Income     (Loss)    Total     Income    Gains    Total  Value Return(a)
----------------------------------------------------------------------------------------------------------------------------------

Class A (8/96)
 2002(c)                                    $25.25       $.44     $(1.73) $(1.29)      $(.47)  $ (.01) $ (.48) $23.48     (5.14)%
 2001                                        25.20        .57       2.00    2.57        (.58)   (1.94)  (2.52)  25.25     10.39
 2000                                        27.18        .69      (1.02)   (.33)       (.70)    (.95)  (1.65)  25.20     (1.23)
 1999                                        26.39        .58       1.93    2.51        (.57)   (1.15)  (1.72)  27.18     10.21
 1998                                        23.84        .77       3.11    3.88        (.76)    (.57)  (1.33)  26.39     16.71

Class B (8/96)
 2002(c)                                     25.25        .25      (1.72)  (1.47)       (.29)    (.01)   (.30)  23.48     (5.86)
 2001                                        25.20        .37       2.00    2.37        (.38)   (1.94)  (2.32)  25.25      9.58
 2000                                        27.18        .50      (1.02)   (.52)       (.51)    (.95)  (1.46)  25.20     (1.97)
 1999                                        26.39        .39       1.93    2.32        (.38)   (1.15)  (1.53)  27.18      9.39
 1998                                        23.84        .59       3.10    3.69        (.57)    (.57)  (1.14)  26.39     15.86

Class C (8/96)
 2002(c)                                     25.26        .25      (1.72)  (1.47)       (.29)    (.01)   (.30)  23.49     (5.86)
 2001                                        25.21        .37       2.00    2.37        (.38)   (1.94)  (2.32)  25.26      9.58
 2000                                        27.19        .50      (1.02)   (.52)       (.51)    (.95)  (1.46)  25.21     (1.93)
 1999                                        26.39        .40       1.93    2.33        (.38)   (1.15)  (1.53)  27.19      9.39
 1998                                        23.84        .59       3.10    3.69        (.57)    (.57)  (1.14)  26.39     15.86

Class R (8/96)
 2002(c)                                     25.24        .50      (1.72)  (1.22)       (.54)    (.01)   (.55)  23.47     (4.90)
 2001                                        25.19        .62       2.01    2.63        (.64)   (1.94)  (2.58)  25.24     10.66
 2000                                        27.18        .76      (1.03)   (.27)       (.77)    (.95)  (1.72)  25.19     (1.02)
 1999                                        26.39        .65       1.93    2.58        (.64)   (1.15)  (1.79)  27.18     10.48
 1998                                        23.84        .83       3.11    3.94        (.82)    (.57)  (1.39)  26.39     16.99
----------------------------------------------------------------------------------------------------------------------------------

                                                 Ratios/Supplemental Data
Class (Inception Date)                   ----------------------------------------
                                                              Ratio of
                                                  Ratio of         Net
                                                  Expenses  Investment
                                          Ending        to   Income to
                                             Net   Average     Average  Portfolio
                                          Assets       Net         Net   Turnover
Year Ended June 30,                        (000) Assets(b)   Assets(b)       Rate
----------------------------------------------------------------------------------

Class A (8/96)
 2002(c)                                 $42,907      1.25%       1.76%        82%
 2001                                     49,030      1.25        2.20         73
 2000                                     52,470      1.21        2.66         81
 1999                                     67,512      1.19        2.27         96
 1998                                     69,614      1.10        3.06         86

Class B (8/96)
 2002(c)                                  13,067      2.00        1.01         82
 2001                                     12,243      2.00        1.43         73
 2000                                     11,200      1.96        1.92         81
 1999                                     12,856      1.94        1.54         96
 1998                                     10,356      1.85        2.32         86

Class C (8/96)
 2002(c)                                   6,686      2.00        1.01         82
 2001                                      6,498      2.00        1.44         73
 2000                                      6,620      1.96        1.93         81
 1999                                      7,142      1.94        1.54         96
 1998                                      4,142      1.85        2.31         86

Class R (8/96)
 2002(c)                                   5,324      1.00        2.01         82
 2001                                      5,396      1.00        2.42         73
 2000                                      4,625       .96        2.91         81
 1999                                      4,445       .94        2.53         96
 1998                                      3,413       .85        3.32         86
----------------------------------------------------------------------------------

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from NIAC, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2002 are 1.24%, 1.99%, 1.99% and .99% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2001 are 1.77%, 1.02%, 1.02% and 2.02% for classes A, B, C and R, respectively.
(c) As required, effective July 1, 2001, the Fund adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began accreting taxable market discount and amortizing premium on debt securities. The effect of this change for the fiscal year ended June 30, 2002, was to decrease net investment income per share with a corresponding increase in net realized/unrealized investment gain (loss) per share of $.04 for each class. This change also decreased each of the ratios of net investment income to average net assets by .14% for each class. The Financial Highlights for the prior periods have not been restated to reflect this change in presentation.

                                                Section 5  Financial Highlights

Nuveen Balanced Municipal and Stock Fund


Class
(Inception                   Investment Operations           Less Distributions
Date)                    -----------------------------  ---------------------------                     --------

                                           Net
                                     Realized/
                                    Unrealized                                       Ending               Ending
               Beginning        Net Investment                 Net                      Net                  Net
Year Ended     Net Asset Investment       Gain          Investment  Capital           Asset     Total     Assets
June 30,           Value     Income     (Loss)    Total     Income    Gains    Total  Value Return(a)      (000)
-----------------------------------------------------------------------------------------------------------------

Class A (8/96)
  2002            $24.15       $.61     $(2.54) $(1.93)      $(.71)  $ (.06) $ (.77) $21.45     (8.11)% $ 68,197
  2001             24.31        .73       1.09    1.82        (.85)   (1.13)  (1.98)  24.15      7.60     85,586
  2000             25.45        .74       (.96)   (.22)       (.81)    (.11)   (.92)  24.31      (.83)    93,400
  1999             25.46        .62        .70    1.32        (.65)    (.68)  (1.33)  25.45      5.49    123,917
  1998             23.11        .67       2.66    3.33        (.61)    (.37)   (.98)  25.46     14.71    117,005

Class B (8/96)
  2002             24.74        .45      (2.60)  (2.15)       (.39)    (.06)   (.45)  22.14     (8.78)    34,071
  2001             24.70        .56       1.10    1.66        (.49)   (1.13)  (1.62)  24.74      6.85     41,641
  2000             25.65        .57       (.97)   (.40)       (.44)    (.11)   (.55)  24.70     (1.57)    45,779
  1999             25.53        .46        .68    1.14        (.34)    (.68)  (1.02)  25.65      4.71     52,718
  1998             23.11        .49       2.67    3.16        (.37)    (.37)   (.74)  25.53     13.91     32,384

Class C (8/96)
  2002             24.72        .46      (2.61)  (2.15)       (.39)    (.06)   (.45)  22.12     (8.79)    10,828
  2001             24.68        .56       1.10    1.66        (.49)   (1.13)  (1.62)  24.72      6.86     14,302
  2000             25.63        .57       (.97)   (.40)       (.44)    (.11)   (.55)  24.68     (1.57)    14,837
  1999             25.51        .45        .69    1.14        (.34)    (.68)  (1.02)  25.63      4.71     20,498
  1998             23.10        .49       2.66    3.15        (.37)    (.37)   (.74)  25.51     13.87     14,908

Class R (8/96)
  2002             23.90        .67      (2.52)  (1.85)       (.82)    (.06)   (.88)  21.17     (7.84)       783
  2001             24.13        .78       1.09    1.87        (.97)   (1.13)  (2.10)  23.90      7.84      1,120
  2000             25.33        .80       (.96)   (.16)       (.93)    (.11)  (1.04)  24.13      (.64)     1,111
  1999             25.39        .68        .71    1.39        (.77)    (.68)  (1.45)  25.33      5.81      1,182
  1998             23.11        .72       2.66    3.38        (.73)    (.37)  (1.10)  25.39     14.94      1,353
-----------------------------------------------------------------------------------------------------------------

Class
(Inception
Date)
                            Ratio of
                Ratio of         Net
                Expenses  Investment
                      to   Income to
                 Average     Average  Portfolio
Year Ended           Net         Net   Turnover
June 30,       Assets(b)   Assets(b)       Rate
------------------------------------------------

Class A (8/96)
  2002              1.25%       2.68%        34%
  2001              1.24        2.98         37
  2000              1.21        3.01         53
  1999              1.19        2.52         52
  1998              1.10        2.73         87

Class B (8/96)
  2002              2.00        1.93         34
  2001              1.99        2.23         37
  2000              1.96        2.26         53
  1999              1.94        1.83         52
  1998              1.85        1.96         87

Class C (8/96)
  2002              2.00        1.94         34
  2001              1.99        2.23         37
  2000              1.96        2.27         53
  1999              1.94        1.80         52
  1998              1.85        1.97         87

Class R (8/96)
  2002              1.00        2.94         34
  2001              1.00        3.22         37
  2000               .96        3.26         53
  1999               .94        2.76         52
  1998               .85        2.99         87
------------------------------------------------

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from NIAC, where applicable.

Section 5  Financial Highlights

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

Innovation Fund
Nuveen Rittenhouse Growth Fund

Growth and Income

Nuveen NWQ International Value Fund
Large-Cap Value Fund
European Value Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Income

Floating Rate Fund/1/

Tax-Free Income

National Municipal Bond Funds
High Yield
Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds
                 Arizona       Louisiana        North Carolina
                 California/2/ Maryland         Ohio
                 Colorado      Massachusetts/2/ Pennsylvania
                 Connecticut   Michigan         Tennessee
                 Florida       Missouri         Virginia
                 Georgia       New Jersey       Wisconsin
                 Kansas        New Mexico
                 Kentucky      New York/2/

Several additional sources of information are available to you, including the codes of ethics adopted by the funds, ICAP, Nuveen and NIAC. The Statement of Additional Information ("SAI"), incorporated by reference into this prospectus, contains detailed information on the policies and operation of the funds included in this prospectus. Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information; or ask your financial advisor for copies.

You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549. The funds' Investment Company file number is 811-07619.

1. This is a continuously-offered closed-end interval fund. As such, redemptions are only available during quarterly repurchase periods. See fund prospectus for additional information.
2. Long-term and insured long-term portfolios.

[LOGO] Nuveen Investments

       Nuveen Investments
       333 West Wacker Drive
       Chicago, IL 60606-1286

       (800) 257-8787
       www.nuveen.com

                                                             MPR-GRINC-1002D NA

                                                               October 28, 2002

Nuveen Investment Trust

Nuveen Large-Cap Value Fund

Nuveen European Value Fund

Nuveen Balanced Stock and Bond Fund

Nuveen Balanced Municipal and Stock Fund

Statement of Additional Information

   This Statement of Additional Information is not a prospectus. A prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with Nuveen Investments ("Nuveen"), or from a Fund, by written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, or by calling 800-257-8787. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus for the Funds. The Prospectus for the Funds is dated October 28, 2002.

Table of Contents

                                                                                     Page
                                                                                     ----

General Information.................................................................  B-2

Investment Policies and Restrictions................................................  B-2

Investment Policies and Techniques..................................................  B-4

Management.......................................................................... B-22

Fund Manager and Sub-Adviser........................................................ B-29

Portfolio Transactions.............................................................. B-31

Net Asset Value..................................................................... B-33

Tax Matters......................................................................... B-35

Performance Information............................................................. B-37

Additional Information on the Purchase and Redemption of Fund Shares and Shareholder
  Programs.......................................................................... B-44

Distribution and Service Plans...................................................... B-55

Independent Accountants, Custodian and Transfer Agent............................... B-57

Financial Statements................................................................ B-57

General Trust Information........................................................... B-57

Appendix A--Ratings of Investments..................................................  A-1

   The audited financial statements for each Fund appear in the Funds' Annual Reports. The financial statements from such Annual Reports are incorporated herein by reference. The Annual Reports accompany this Statement of Additional Information.

GENERAL INFORMATION

   Nuveen Large-Cap Value Fund ("Large-Cap Value Fund"), Nuveen European Value Fund ("European Value Fund"), Nuveen Balanced Stock and Bond Fund ("Stock/Bond Fund") and Nuveen Balanced Municipal and Stock Fund ("Muni/Stock Fund") (individually a "Fund" and collectively the "Funds") are series of the Nuveen Investment Trust (the "Trust"), an open-end diversified management series investment company organized as a Massachusetts business trust on May 6, 1996. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objectives and policies. Currently, five series of the Trust are authorized and outstanding. The name of the Nuveen Growth and Income Stock Fund was changed to the Nuveen Large-Cap Value Fund on January 2, 2001.

   Certain matters under the Investment Company Act of 1940, which must be submitted to a vote of the holders of the outstanding voting securities of a series company, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each series affected by such matter.

INVESTMENT POLICIES AND RESTRICTIONS

Investment Restrictions

   The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus for that Fund. A Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the Fund:

      (1) With respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

      (2) Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) engage in other transactions permissible under the Investment Company Act of 1940 that may involve a borrowing (such as obtaining such short-term credits as are necessary for the clearance of transactions, engaging in delayed-delivery transactions, or purchasing certain futures and options), provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

      (3) Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

      (4) Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

      (5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

      (6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

      (7) Issue senior securities, except as permitted under the Investment Company Act of 1940.

      (8) Purchase the securities of any issuer if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers whose principal business activities are in the same industry (except that this restriction shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof and, in the case of the Muni/Stock Fund to Municipal Obligations, other than those Municipal Obligations backed only by the assets and revenues of non-governmental users).

   The foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

   For the purpose of applying the limitation set forth in restriction (1) above to Municipal Obligations an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a Municipal Obligation is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such Municipal Obligation will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the assets of the Muni/Stock Fund that may be invested in Municipal Obligations insured by any given insurer.

   The foregoing fundamental investment policies, together with the investment objective of each of the Large-Cap Value Fund, the European Value Fund, the Stock/Bond Fund and the Muni/Stock Fund, and certain other policies specifically identified in the prospectus, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

   In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. A Fund may not:

      (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

      (2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

      (3) Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment.

      (4) Purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its net assets would be invested in the securities of issuers that, including predecessors or unconditional guarantors, have a record of less than three years of continuous operation. This policy does not apply to the European Value Fund or to securities of pooled investment vehicles or mortgage or asset-backed securities.

      (5) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 and applicable state law.

      (6) Enter into futures contracts or related options if more than 30% of the Fund's net assets would be represented by futures contracts or more than 5% of the Fund's net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

      (7) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

      (8) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

      (9) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

   In addition to the foregoing, the European Value Fund has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in investments that are tied economically to European countries. Also, the Large-Cap Value Fund has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in the securities of large-capitalization (over $5 billion in market capitalization) companies. The Funds will provide shareholders with at least 60 days prior notice if the Board of Trustees of the applicable Fund decides to change this policy.

INVESTMENT POLICIES AND TECHNIQUES

   The following information supplements the discussion of the Funds' investment objectives, policies, and techniques that are described in the Prospectus for each Fund.

Investment in Municipal Obligations

Portfolio Investments

   Except to the extent the Muni/Stock Fund invests in temporary investments as described below, all of the Muni/Stock Fund's investments in Municipal Obligations will be comprised of tax-exempt Municipal Obligations that are either (1) rated, at the time of purchase, within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), Fitch Ratings ("Fitch") or Standard & Poor's Ratings Group ("S&P") or (2) unrated but which, in the opinion of Nuveen Institutional Advisory Corp. ("NIAC"), have credit characteristics equivalent to, and will be of comparable quality to, Municipal Obligations so rated; provided, however, that not more than 20% of the Muni/Stock Fund's investments in Municipal Obligations, may be in such unrated bonds. The foregoing policies are fundamental policies of the Muni/Stock Fund. Municipal Securities rated Baa or BBB are considered "investment grade" securities; Municipal Securities rated Baa are considered medium grade obligations which lack outstanding investment characteristics and in fact have speculative characteristics as well, while Municipal Securities rated BBB are regarded as having an adequate capacity to pay principal and interest. Municipal Securities rated AAA in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. A general description of Moody's, Fitch's and S&P's ratings is set forth in Appendix A hereto. The ratings of Moody's, Fitch and S&P represent their opinions as to the quality of the Municipal Securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

   The foregoing policies as to rating of investments in securities will apply only at the time of the purchase of a security, and the Fund will not be required to dispose of securities in the event Moody's, Fitch or S&P downgrades its assessment of the credit characteristics of a particular issuer.

   The municipal portfolio manager of the Muni/Stock Fund pursues a value oriented approach for selecting municipal securities by seeking to identify underrated or undervalued Municipal Obligations. Underrated Municipal Obligations are those whose ratings do not, in NIAC's opinion, reflect their true value. Such Municipal Obligations may be underrated because of the time that has elapsed since their rating was assigned or reviewed, or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal Obligations that are undervalued or that represent undervalued municipal market sectors are Municipal Obligations that, in NIAC's opinion, are worth more than the value assigned to them in the marketplace. Municipal Obligations of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Obligations of the market sector for reasons that do not apply to the particular Municipal Obligations that are considered undervalued. The Muni/Stock Fund's investment in underrated or undervalued Municipal Obligations will be based on NIAC's belief that their prices should ultimately reflect their true value.

   The Muni/Stock Fund has not established any limit on the percentage of its portfolio of investments that may be invested in Municipal Obligations subject to the alternative minimum tax provisions of Federal tax law. Consequently, a substantial portion of the current income produced by the Fund may be includable in alternative minimum taxable income. Special considerations apply to corporate investors. See "Tax Matters."

   Also included within the general category of Municipal Obligations described in the Muni/Stock Fund Prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. The Muni/Stock Fund will seek to minimize these risks by not investing more than 20% of the assets allocated to investments in Municipal Obligations in Municipal Lease Obligations that contain "non-appropriation" clauses, and by only investing in those "non-appropriation" Municipal Lease Obligations where
(1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (3) the lease obligor has maintained good market acceptability in the past, and (4) the investment is of a size that will be attractive to institutional investors.

   During temporary defensive periods (e.g., times when, in NIAC's opinion, the ability of the Muni/Stock Fund to meet its long-term investment objectives and preserve the asset value of a Fund may be adversely affected by significant adverse market, economic, political, or other circumstances), and in order to keep cash on hand fully invested, the Fund may invest any percentage of its assets in temporary investments. Temporary investments may be either tax-exempt or taxable. To the extent the Muni/Stock Fund invests in taxable temporary investments, the Fund will not at such times be in a position to achieve that portion of its investment objective of seeking income exempt from federal income tax. For further information, see "Cash Equivalents and Short-Term Investments" below.

   Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

Cash Equivalents and Short-Term Investments

Short-Term Taxable Fixed Income Securities

   The Large-Cap Value Fund and the European Value Fund may invest up to 35% of their total assets, and for temporary defensive purposes or to keep cash on hand fully invested up to 100% of their total assets, in cash equivalents and short-term taxable fixed income securities from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch (and for the European Value Fund only, any other securities determined by the portfolio manager to be of comparable quality) and having a maturity of one year or less. The Stock/Bond Fund may invest up to 20% of its total assets, and for temporary defensive purposes or to keep cash on hand fully invested up to 100% of its total assets, in cash equivalents and short-term taxable fixed income securities from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch and having a maturity of one year or less. The Muni/Stock Fund may invest up to 10% of its total assets, and for temporary defensive purposes or to keep cash on hand fully invested up to 100% of its total assets in cash equivalents and short-term taxable fixed income securities, although the Fund intends to invest in taxable temporary investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. Short-term taxable fixed income securities are defined to include, without limitation, the following:

      (1) Each Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States;
   (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. The Muni/Stock Fund may only invest in government securities with maturities of less than one year or that have a variable or floating rate of interest. In addition, the European Value Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor's willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject.

      (2) Each Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund's 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured. The Muni/Stock Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.

      (3) The Large-Cap Value Fund, European Value Fund and the Stock/Bond Fund may invest in bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

      (4) Each Fund may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for a Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

      (5) The Large-Cap Value Fund and the European Value Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

      (6) Each Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Large-Cap Value Fund and the Stock/Bond Fund may only invest in commercial paper rated A-1 or better by S&P, Prime-1 or higher by Moody's, or F2 or higher by Fitch. The European Value Fund may only invest in commercial paper rated A-2 or better by S&P, Prime-2 or higher by Moody's, or F2 or higher by Fitch, or unrated commercial paper which is, in the opinion of the portfolio manager, of comparable quality. The Muni/Stock Fund may only invest in commercial paper, corporate notes, corporate bonds or corporate debentures that are rated within the highest grade by Moody's, Fitch or S&P and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed Income Securities

   The Muni/Stock Fund may invest up to 10% of its total assets and during certain temporary periods, in order to keep cash on hand fully invested or as a defensive measure in response to prevailing market conditions, up to 100% of its total assets as "temporary investments" in cash equivalent and short-term fixed income securities that are either taxable or tax-exempt. The short-term taxable fixed income securities are described above. Short-term tax-exempt fixed income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

   Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

   Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

   Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

   Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

   Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

   Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

   Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

   While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Muni/Stock Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Equity Securities

   Under normal market conditions, the Large-Cap Value Fund, Stock/Bond Fund and Muni/Stock Fund will invest the assets allocated to equity investments primarily in equity securities of domestic companies with market capitalizations of at least $500 million ("Equity Securities"). Equity Securities include, but are not limited to, common stocks, preferred stocks, warrants to purchase common stocks or preferred stocks, securities convertible into common or preferred stocks, such as convertible bonds and debentures, and other securities with equity characteristics. The Large-Cap Value Fund, under normal market conditions, will invest at least 80% of its total assets in Equity Securities which do not include warrants or rights to purchase common stock. Through its investment strategy the Large-Cap Value Fund seeks to provide higher returns over time than the S&P 500 with an equal or lower level of risk.

   Convertible bonds and debentures must be rated Baa or higher by Moody's or BBB or higher by S&P, or Fitch. Bonds rated Baa or BBB, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated bonds.

   In addition, the Large-Cap Value Fund, Stock/Bond Fund and Muni/Stock Fund may invest in dollardenominated equity securities of foreign issuers, including American Depository Receipts ("ADRs") as described in "Foreign Securities" below.

Foreign Securities

   The European Value Fund may invest up to 100% of its net assets in foreign securities. The Large-Cap Value Fund, Stock/Bond Fund and Muni/Stock Fund may invest up to 25% of its net assets in foreign securities denominated in U.S. dollars. Investments in securities of foreign issuers involve risks in addition to the usual risks inherent in domestic investments, including currency risks. The value of a foreign security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency.

   Foreign securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

   The Funds may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or Global Depositary Receipts ("GDRs"), or other securities representing indirect ownership interests in the securities of foreign issuers. However, the Large-Cap Value Fund, Stock/Bond Fund and Muni/Stock Fund may only purchase depositary receipts denominated in U.S. dollars. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designated for use in the U.S. securities markets, while EDRs and GDRs are typically in bearer form and may be denominated in non-U.S. currencies and are designed for use in European and other markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security. ADRs, EDRs, and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs, and GDRs shall be treated as indirect foreign investments. Thus, an ADR, EDR, or GDR representing ownership of common stock will be treated as common stock. ADRs, EDRs, and GDRs do not eliminate all of the risks associated with directly investing in the securities of foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, the Funds avoid currency risks during the settlement period. Some ADRs may not be sponsored by the issuer.

   Other types of depositary receipts include American Depositary Shares ("ADSs"), Global Depositary Certificates ("GDCs"), and International Depositary Receipts ("IDRs"). ADSs are shares issued under a deposit agreement representing the underlying ordinary shares that trade in the issuer's home market. An ADR, described above, is a certificate that represents a number of ADSs. GDCs and IDRs are typically issued by a foreign bank or trust company, although they may sometimes also be issued by a U.S. bank or trust company. GDCs and IDRs are depositary receipts that evidence ownership of underlying securities issued by either a foreign or a U.S. corporation.

   Depositary receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the security underlying the receipt. An unsponsored facility may be established by a depositary without participation by the issuer of the security underlying the receipt. There are greater risks associated with holding unsponsored depositary receipts. For example, if a Fund holds an unsponsored depositary receipt, it will generally bear all of the costs of establishing the unsponsored facility. In addition, the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

   The Funds may also invest directly in the securities of foreign issuers. For the Large-Cap Value Fund, Stock/Bond Fund and the Muni/Stock Fund the securities must be dollar denominated, while the securities held by the European Value Fund do not have to be dollar denominated. In considering whether to invest in the securities of a foreign company, the portfolio manager considers such factors as the characteristics of the particular company, differences between economic trends, and the performance of securities markets within the U.S. and those within other countries. The portfolio manager also considers factors relating to the general economic, governmental, and social conditions of the country or countries where the company is located.

   The European Value Fund may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities, or instrumentalities. The European Value Fund also may purchase debt obligations issued or guaranteed by supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the "World Bank"), the Inter-American Development Bank, the Asian Development Bank, and the European Investment Bank. In addition, the European Value Fund may purchase debt obligations of foreign corporations or financial institutions, such as Yankee bonds (dollar-denominated bonds sold in the United States by non-U.S. issuers), Samurai bonds (yen-denominated bonds sold in Japan by non-Japanese issuers), and Euro bonds (bonds not issued in the country (and possibly not the currency of the country) of the issuer).

   The European Value Fund's investments will be allocated among securities denominated in the currencies of a number of foreign countries and, within each such country, among different types of debt securities. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the portfolio manager's assessment of the country's gross domestic product, purchasing power parity and market capitalization and the relationship of a country's currency to the United States dollar. Fundamental economic strength, credit quality and interest rate trends will be the principal factors considered by the portfolio manager in determining whether to increase or decrease the emphasis placed upon a particular type of security within the European Value Fund.

   Securities transactions conducted outside the U.S. may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and the margin requirements than in the U.S., and (v) lower trading volume and liquidity.

   The European Value Fund may invest in Eurodollar convertibles. Eurodollar convertibles are fixedincome securities of a foreign issuer that are issued in U.S. dollars outside the U.S. and are convertible into or exchangeable for specified equity securities.

   Currency Risks. To the extent that the European Value Fund invests in securities that are denominated in a currency other than U.S. dollars, the European Value Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value relative to a foreign currency, the European Value Fund's investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars. On the other hand, when the value of the U.S. dollar falls relative to a foreign currency, the European Value Fund's investments denominated in that currency will tend to increase in value because that currency is worth more U.S. dollars. The exchange rates between the U.S. dollar and foreign currencies depend upon such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other economic and political conditions. Although the European Value Fund values its assets daily in U.S. dollars, the European Value Fund may not convert its holdings of foreign currencies to U.S. dollars daily. The Fund may incur conversion costs when it converts its holdings to another currency. Foreign exchange dealers may realize a profit on the difference between the price at which the European Value Fund buys and sells currencies. The European Value Fund will engage in foreign currency exchange transactions in connection with its portfolio investments. The European Value Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign contracts.

Hedging Strategies

General Description of Hedging Strategies

   Each Fund may engage in hedging activities. NIAC or Institutional Capital Corporation ("ICAP") may cause a Fund to utilize a variety of financial instruments, including options, futures contracts (sometimes referred to as "futures"), forward contracts and options on futures contracts to attempt to hedge the Fund's holdings.

   Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. A Fund may also use derivative instruments to manage the risks of its assets. Risk management strategies include, but are not limited to, facilitating the sale of Fund securities, managing the effective maturity or duration of debt obligations that a Fund holds, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as debt and foreign securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way for a Fund to invest than would "traditional" securities (i.e., stocks or bonds). The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, the Fund's ability to use hedging instruments will be limited by tax considerations.

General Limitations on Futures and Options Transactions

   The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to
Section 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility for a Fund includes the representation that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations. A Fund will not enter into futures and options transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of a Fund's total assets. In addition, a Fund will not enter into futures contracts and options transactions if more than 30% of its net assets would be committed to such instruments.

   The foregoing limitations are not fundamental policies of a Fund and may be changed without shareholder approval as regulatory agencies permit. Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions

   Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Certain Considerations Regarding Options

   There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

   The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Funds.

Federal Income Tax Treatment of Options

   In the case of transactions involving "nonequity options," as defined in Code Section 1256, the Funds will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code.
In addition, certain of such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated. A "nonequity option" generally includes an option with respect to any group of stocks or a stock index unless the value of the option is determined directly or indirectly by reference to any stock or any narrow-based security index (as defined in the Securities Exchange Act of 1934 (the "1934 Act")).

Stock Index Options

   Each Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write covered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

   A stock index fluctuates with changes in the market values of the stock included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100.

   Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

   A Fund's use of stock index options is subject to certain risks. Successful use by the Funds of options on stock indexes will be subject to the ability of ICAP or NIAC to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and a Fund's securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

   The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Futures Contracts

   Each Fund may enter into futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), including index Futures as a hedge against movements in the equity markets, in order to establish more definitely the effective return on securities held or intended to be acquired by the Funds or for other purposes permissible under the CEA. Each Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock prices. The Funds will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

   An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

   Margin is the amount of funds that must be deposited by each Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure a Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

   If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, each Fund will mark to market the current value of its open Futures Contracts. The Funds expect to earn interest income on their margin deposits.

   Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

   Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

   There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a Futures position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

   A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures

   Each Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return of the premium paid, to assume a long position (call) or short position
(put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

   Each Fund may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which a Fund uses put and call options on securities or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge a Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, a Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities a Fund intends to acquire.

   As with investments in Futures Contracts, each Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. A Fund will set aside in a segregated account at the Fund's custodian liquid assets, such as cash, U.S. government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be placed in the segregated account whenever the total value of the segregated account falls below the amount due on the underlying obligation.

   The risks associated with the use of options on Futures Contracts include the risk that a Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. A Fund's successful use of options on Futures Contracts depends on NIAC's or ICAP's ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option. For additional information, see "Futures Contracts." Certain characteristics of the futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures Contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on Futures Contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on Futures Contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit requirements in futures markets, there might be increased participation by speculators in the futures markets.This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

Federal Income Tax Treatment of Futures Contracts

   For federal income tax purposes, each Fund is required to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year to the extent that such Futures Contracts are held as stock in trade or inventory of the Fund (such Futures Contracts are hereinafter referred to as the "Excepted Futures Contracts"), as well as gains and losses actually realized during the year. Except for transactions in Excepted Futures Contracts that are classified as part of a "mixed straddle" under Code Section 1256, any gain or loss recognized with respect to an Excepted Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Excepted Futures Contract. Under certain circumstances, the recognition of losses may be required to be deferred to a later taxable year.

   Each Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on Futures transactions. Such distributions will be combined with distributions of capital gains realized on a Fund's other investments and shareholders will be advised of the nature of the payments.

Risks and Special Considerations Concerning Derivatives

   The use of derivative instruments involves certain general risks and considerations as described below. The specific risks pertaining to certain types of derivative instruments are described herein.

   (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager's ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio manager's judgment that the derivative transaction will provide value to the applicable Fund and its shareholders and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the portfolio manager will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund's overall investments and investment objective.

   (2) Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that their respective portfolio manager reasonably believes are capable of performing under the contract.

   (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

   (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair a Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

   (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

   (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Foreign Hedging Instruments

   Foreign Currency Transactions. The European Value Fund may engage in foreign currency forward contracts, options, and futures transactions. The European Value Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. Foreign currency futures and options contracts are traded in the U.S. on regulated exchanges such as the Chicago Mercantile Exchange, the Mid-America Commodities Exchange, and the Philadelphia Stock Exchange. If the European Value Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, the European Value Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates from purchase to maturity. In addition, the European Value Fund may segregate assets to cover its futures contracts obligations.

   Forward Foreign Currency Exchange Contracts. The European Value Fund may enter into forward foreign currency exchange contracts. Forward foreign currency exchange contracts may limit potential gains that could result from a positive change in such currency relationships. The portfolio manager believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in the European Value Fund's best interest to do so. The European Value Fund will not speculate in foreign currency exchange.

   The European Value Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts that it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denominated in a currency or currencies that the portfolio manager believes will tend to be closely correlated with that currency with regard to price movements. Generally, the European Value Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

   Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

   A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the European Value Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the European Value Fund held securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the European Value Fund would not have to exercise its put option. Likewise, if the European Value Fund entered into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, purchased a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the European Value Fund would not have to exercise its call. Instead, the European Value Fund could acquire in the spot market the amount of foreign currency needed for settlement.

   Special Risks Associated with Foreign Currency Options. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain risks associated with foreign currency options. The markets in foreign currency options are relatively new, and the European Value Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the European Value Fund will not purchase or write such options unless and until, in the opinion of the portfolio manager, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

   In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option depends upon the value of the underlying currency relative to the U. S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

   There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U. S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

   Foreign Currency Futures Transactions. By using foreign currency futures contracts and options on such contracts, the Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The European Value Fund may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

   Special Risks Associated with Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures contacts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on currencies, as described above.

   Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the European Value Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of its portfolio manager, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the European Value Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

Other Investment Policies and Techniques

Illiquid Securities

   Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to ICAP the day-to-day determination of the illiquidity of any equity or taxable fixed-income security held by a Fund and to NIAC as to any municipal security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed ICAP and NIAC to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Short Sales Against the Box

   When ICAP or NIAC, as applicable, believes that the price of a particular security held by a Fund may decline, it may make "short sales against the box" to hedge the unrealized gain on such security. Selling short against the box involves selling a security which a Fund owns for delivery at a specified date in the future. The Funds will limit their transactions in short sales against the box to 5% of their net assets. In addition, a Fund will limit its transactions such that the value of the securities of any issuer in which it is short will not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of the issuer. If, for example, a Fund bought 100 shares of ABC at $40 per share in January and the price appreciates to $50 in March, the Fund might "sell short" the 100 shares at $50 for delivery the following July. Thereafter, if the price of the stock declines to $45, it will realize the full $1,000 gain rather than the $500 gain it would have received had it sold the stock in the market. On the other hand, if the price appreciates to $55 per share, the Fund would be required to sell at $50 and thus receive a $1,000 gain rather than the $1,500 gain it would have received had it sold the stock in the market. A Fund may also be required to pay a premium for short sales which would partially offset any gain.

Warrants

   Each Fund may invest in warrants if, after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5%, not more than 2% of its assets at the time of purchase may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Investing in warrants is purely speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants are issued by the issuer of the security, which may be purchased on their exercise. The prices of warrants do not necessarily parallel the prices of the underlying securities.

Delayed-Delivery Transactions

   Each Fund may from time to time purchase securities on a "when-issued" or other delayed-delivery basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by a Fund to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that net asset value will be adversely affected by purchases of securities on a when-issued basis.

   Each Fund will maintain cash, U.S. government securities and high grade liquid debt securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, each Fund will meet its obligations from then available cash flow, sale of the securities held in the separate account (described above) sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than each Fund's payment obligation).

Unseasoned Companies

   Each Fund, other than the European Value Fund, may not invest more than 5% of its net assets in unseasoned issuers. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification, and competitive strengths of larger corporations. Also, in many instances, the securities of smaller companies are traded only over-the-counter or on regional securities exchanges, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, a Fund may have to sell portfolio holdings of small companies at discounts from quoted prices or may have to make a series of smaller sales over an extended period of time due to the trading volume in smaller company securities.

Lending of Portfolio Securities

   Each Fund may lend its portfolio securities, up to 33 1/3% of its total assets, to broker-dealers or institutional investors. The loans will be secured continuously by collateral at least equal to the value of the securities lent by "marking to market" daily. A Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. A Fund may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by the portfolio manager to be of good standing.

                                  MANAGEMENT

   The management of the Trust, including general supervision of the duties performed for each Fund under the Management Agreement, is the responsibility of its Board of Trustees. The number of trustees of the Trust is seven, one of whom is an "interested person" (as the term "interested person" is defined in the Investment Company Act of 1940) and six of whom are not interested persons (referred to herein as "independent trustees"). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                   Number of
                                                                                                 Portfolios in    Other
                                                                                                     Fund       Director-
                      Position(s)    Term of Office                                                 Complex       ships
  Name, Address and      Held        and Length of               Principal Occupation(s)           Overseen      Held by
    Date of Birth     with Funds      Time Served                  During Past 5 Years            by Trustee     Trustee
--------------------- ----------- ---------------------  --------------------------------------- ------------- -----------
Trustees who are not interested persons of the Funds
----------------------------------------------------

James E. Bacon        Trustee     .Term - Indefinite(1)  Treasurer, Cathedral of St. John the         18           N/A
333 West Wacker Drive             .Length of Service -   Divine (New York City) 1997-
Chicago, IL 60606                  Since inception       present; formerly, Director of
(2/27/31)                                                Lone Star Industries, Inc.
                                                         (1992-1999); previously, Director
                                                         and Executive Vice President of
                                                         U.S. Trust Corporation and Trustee of
                                                         United States Trust Company of
                                                         New York.

William E. Bennett    Trustee     .Term - Indefinite(1)  Private investor; previously President       18           N/A
333 West Wacker Drive             .Length of Service -   and C.E.O., Draper & Kramer, Inc.
Chicago, IL 60606                  Since 2001            (a private company that handles
(10/16/46)                                               mortgage banking, real estate
                                                         development, pension advising and
                                                         real estate management) (1995-1998).

Jack B. Evans         Trustee     .Term - Indefinite(1)  President, The Hall-Perrine                  18           See
333 West Wacker Drive             .Length of Service -   Foundation (a private philanthropic                    Principal
Chicago, IL 60606                  Since inception       corporation); Director, Alliant                       Occupation
(10/22/48)                                               Energy; Director and Vice Chairman,                   description
                                                         United Fire and Casualty Company;
                                                         Director, Federal Reserve Bank of
                                                         Chicago; previously President and
                                                         Chief Operating Officer,
                                                         SCI Financial Group, Inc. (a regional
                                                         financial services firm).

William L. Kissick    Trustee     .Term - Indefinite(1)  Professor Emeritus, School of                18           N/A
333 West Wacker Drive             .Length of Service -   Medicine and the Wharton School of
Chicago, IL 60606                  Since inception       Management and former Chairman,
(7/29/32)                                                Leonard Davis Institute of Health
                                                         Economics, University of
                                                         Pennsylvania; Adjunct Professor,
                                                         Health Policy and Management,
                                                         Yale University.

Thomas E. Leafstrand  Trustee     .Term - Indefinite(1)  Retired; previously, Vice President in       18           N/A
333 West Wacker Drive             .Length of Service -   charge of Municipal Underwriting,
Chicago, IL 60606                  Since inception       Trading, and Dealer Sales at
(11/11/31)                                               The Northern Trust Company.

Sheila W. Wellington  Trustee     .Term - Indefinite(1)  President of Catalyst (a not-for-profit      18           N/A
333 West Wacker Drive             .Length of Service -   organization focusing on women's
Chicago, IL 60606                  Since inception       leadership development in business
(2/24/32)                                                and the professions).

                                                                                                   Number of
                                                                                                 Portfolios in    Other
                                                                                                     Fund       Director-
                          Position(s)     Term of Office                                            Complex       ships
   Name, Address and         Held         and Length of            Principal Occupation(s)         Overseen      Held by
     Date of Birth        with Funds       Time Served               During Past 5 Years          by Trustee     Trustee
------------------------ ------------- ---------------------  ---------------------------------- ------------- -----------
Trustee who is an interested person of the Funds
------------------------------------------------

*Timothy R. Schwertfeger Chairman,     .Term - Indefinite(1)  Chairman (since 1999), President        135          See
333 West Wacker Drive    President and .Length of Service -   and Trustee of the funds advised                  Principal
Chicago, IL 60606        Trustee        Since inception       by Nuveen Institutional Advisory                 Occupation
(3/28/49)                                                     Corp. (since 1996); Chairman                     description
                                                              (since 1996) and Director of The
                                                              John Nuveen Company, Nuveen
                                                              Investments, Nuveen Advisory
                                                              Corp., Nuveen Institutional
                                                              Advisory Corp. and the funds
                                                              advised by Nuveen Advisory
                                                              Corp.; Chairman and Director
                                                              (since 1997) of Nuveen Asset
                                                              Management Inc.; Chairman and
                                                              Director of Rittenhouse Financial
                                                              Services, Inc. (since 1999); Chief
                                                              Executive Officer and Director of
                                                              Nuveen Senior Loan Asset
                                                              Management, Inc. (since 1999).

--------
* "Interested person" is defined in the Investment Company Act of 1940, as amended, by reason of being an officer and director of the Funds' investment adviser, NIAC.

(1)Trustees serve an indefinite term until his/her successor is elected.

   The following table sets forth information with respect to each officer of the Funds, other than Mr. Schwertfeger who is a trustee and is included in the table relating to the trustees. Officers of the Funds receive no compensation from the Funds. The terms of office of all officers will expire in July 2003.

                                                                                                               Number of
                                                                                                             Portfolios in
                       Position(s)         Term of Office                                                    Fund Complex
  Name, Address and       Held             and Length of                   Principal Occupation(s)             Served by
    Date of Birth      with Funds           Time Served                      During Past 5 Years                Officer
--------------------- -------------- --------------------------  ------------------------------------------- -------------
Officers of the Funds
---------------------

Michael T. Atkinson   Vice President .Term - Until July 2003     Vice President (since January 2002);             135
333 West Wacker Drive                .Length of Service - Since  formerly, Assistant Vice President (since
Chicago, IL 60606                     2002                       March 2000); previously, Associate of
(2/3/66)                                                         Nuveen Investments.
--------------------------------------------------------------------------------------------------------------------------

Paul L. Brennan       Vice President .Term - Until July 2003     Vice President (since January 2002);             130
333 West Wacker Drive                .Length of Service - Since  formerly, Assistant Vice President (since
Chicago, IL 60606                     inception                  1997) of Nuveen Advisory Corp.; prior
(11/10/66)                                                       thereto, Portfolio Manager of Flagship
                                                                 Financial Inc.; Chartered Financial Analyst
                                                                 and Certified Public Accountant.
--------------------------------------------------------------------------------------------------------------------------

Peter H. D'Arrigo     Vice President .Term - Until July 2003     Vice President of Nuveen Investments             135
333 West Wacker Drive and Treasurer  .Length of Service - Since  (since 1999); prior thereto, Assistant Vice
Chicago, IL 60606                     inception                  President (from 1997 to 1999); formerly,
(11/28/67)                                                       Associate of Nuveen Investments; Vice
                                                                 President and Treasurer of Nuveen Senior
                                                                 Loan Asset Management, Inc. (since 1999);
                                                                 Chartered Financial Analyst.

                                                                                                               Number of
                                                                                                             Portfolios in
                       Position(s)         Term of Office                                                    Fund Complex
  Name, Address and       Held             and Length of                   Principal Occupation(s)             Served by
    Date of Birth      with Funds           Time Served                      During Past 5 Years                Officer
--------------------- -------------- --------------------------  ------------------------------------------- -------------

Susan M. DeSanto      Vice President .Term - Until July 2003     Vice President of Nuveen Advisory Corp.          135
333 West Wacker Drive                .Length of Service - Since  and Nuveen Institutional Advisory Corp.
Chicago, IL 60606                     inception                  (since 2001); previously, Vice President of
(9/8/54)                                                         Van Kampen Investment Advisory Corp.
                                                                 (since 1998); prior thereto Assistant Vice
                                                                 President of Van Kampen Investment
                                                                 Advisory Corp. (since 1994).
--------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President .Term - Until July 2003     Vice President (since January 2002) and          135
333 West Wacker Drive and Assistant  .Length of Service - Since  Assistant General Counsel (since 1998),
Chicago, IL 60606     Secretary       inception                  formerly Assistant Vice President (since
(9/24/64)                                                        1998) of Nuveen Investments; Vice
                                                                 President (since May 2002) and Assistant
                                                                 Secretary (since 1998), formerly Assistant
                                                                 Vice President of Nuveen Advisory Corp.
                                                                 and Nuveen Institutional Advisory Corp.;
                                                                 prior thereto, Associate at the law firm
                                                                 D'Ancona Partners LLC.
--------------------------------------------------------------------------------------------------------------------------
Lorna G. Ferguson     Vice President .Term - Until July 2003     Vice President of Nuveen Investments             135
333 West Wacker Drive                .Length of Service - Since  (since 1996); Vice President of Nuveen
Chicago, IL 60606                     inception                  Advisory Corp. and Nuveen Institutional
(10/24/45)                                                       Advisory Corp.
--------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President .Term - Until July 2003     Managing Director (since January 2002) of        135
333 West Wacker Drive                .Length of Service - Since  Nuveen Investments; Managing Director
Chicago, IL 60606                     inception                  (since 2001), formerly Vice President
(3/2/64)                                                         (since 1995) of Nuveen Advisory Corp.
                                                                 and Nuveen Institutional Advisory Corp.;
                                                                 Chartered Financial Analyst.
--------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President .Term - Until July 2003     Vice President of Nuveen Investments and         135
333 West Wacker Drive and            .Length of Service - Since  (since 1998) The John Nuveen Company;
Chicago, IL 60606     Controller      inception                  Certified Public Accountant.
(5/31/54)
--------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell     Vice President .Term - Until July 2003     Vice President of Nuveen Advisory Corp.;         130
333 West Wacker Drive                .Length of Service - Since  Chartered Financial Analyst.
Chicago, IL 60606                     inception
(7/5/55)
--------------------------------------------------------------------------------------------------------------------------
Richard A. Huber      Vice President .Term - Until July 2003     Vice President of Nuveen Institutional           130
333 West Wacker Drive                .Length of Service - Since  Advisory Corp. (since 1998) and Nuveen
Chicago, IL 60606                     inception                  Advisory Corp. (since 1997); prior thereto,
(3/26/63)                                                        Vice President and Portfolio Manager of
                                                                 Flagship Financial, Inc.
--------------------------------------------------------------------------------------------------------------------------
Steven J. Krupa       Vice President .Term - Until July 2003     Vice President of Nuveen Advisory Corp.          130
333 West Wacker Drive                .Length of Service - Since
Chicago, IL 60606                     inception
(8/11/57)
--------------------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President .Term - Until July 2003     Vice President of Nuveen Investments             135
333 West Wacker Drive                .Length of Service - Since  (since 2000); prior thereto, Assistant Vice
Chicago, IL 60606                     inception                  President (since 1999), formerly Associate
(3/22/63)                                                        of Nuveen Investments; Certified Public
                                                                 Accountant.
--------------------------------------------------------------------------------------------------------------------------

                                                                                                                 Number of
                                                                                                               Portfolios in
                         Position(s)         Term of Office                                                    Fund Complex
   Name, Address and        Held             and Length of                   Principal Occupation(s)             Served by
     Date of Birth       with Funds           Time Served                      During Past 5 Years                Officer
----------------------- -------------- --------------------------  ------------------------------------------- -------------
Tina M. Lazar           Vice President .Term - Until July 2003     Vice President of Nuveen Investments             135
333 West Wacker Drive                  .Length of Service - Since  (since 1999); prior thereto, Assistant Vice
Chicago, IL 60606                       inception                  President (since 1993).
(6/27/61)
----------------------------------------------------------------------------------------------------------------------------
Larry W. Martin         Vice President .Term - Until July 2003     Vice President, Assistant Secretary and          135
333 West Wacker Drive   and Assistant  .Length of Service - Since  Assistant General Counsel of Nuveen
Chicago, IL 60606       Secretary       inception                  Investments; Vice President and Assistant
(7/27/51)                                                          Secretary of Nuveen Advisory Corp.,
                                                                   Nuveen Institutional Advisory Corp. and
                                                                   Nuveen Senior Loan Asset Management
                                                                   Inc. (since 1999); Assistant Secretary of
                                                                   The John Nuveen Company; Assistant
                                                                   Secretary of Nuveen Asset Management
                                                                   (since 1997).
----------------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV     Vice President .Term - Until July 2003     Managing Director (since January 2002),          135
333 West Wacker Drive                  .Length of Service - Since  formerly Vice President of Nuveen
Chicago, IL 60606                       inception                  Investments; Managing Director (since
(7/7/65)                                                           1997) of Nuveen Advisory Corp. and
                                                                   Nuveen Institutional Advisory Corp.;
                                                                   Chartered Financial Analyst.
----------------------------------------------------------------------------------------------------------------------------
Thomas J. O'Shaughnessy Vice President .Term - Until July 2003     Vice President (since January 2002),             130
333 West Wacker Drive                  .Length of Service - Since  formerly, Assistant Vice President (since
Chicago, IL 60606                       inception                  1998) of Nuveen Advisory Corp.; prior
(9/4/60)                                                           thereto, Portfolio Manager.
----------------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding, Jr. Vice President .Term - Until July 2003     Vice President of Nuveen Advisory Corp.          130
333 West Wacker Drive                  .Length of Service - Since  and Nuveen Institutional Advisory Corp.;
Chicago, IL 60606                       inception                  Chartered Financial Analyst.
(7/31/51)
----------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman    Vice President .Term - Until July 2003     Managing Director (since 2002), Assistant        135
333 West Wacker Drive   and Secretary  .Length of Service - Since  Secretary and Associate General Counsel,
Chicago, IL 60606                       inception                  formerly, Vice President of Nuveen
(9/9/56)                                                           Investments; Managing Director (since
                                                                   2002), General Counsel and Assistant
                                                                   Secretary, formerly, Vice President of
                                                                   Nuveen Advisory Corp. and Nuveen
                                                                   Institutional Advisory Corp.; Managing
                                                                   Director (since 2002) and Assistant
                                                                   Secretary, formerly, Vice President of
                                                                   Nuveen Senior Loan Asset Management,
                                                                   Inc. (since 1999); Managing Director
                                                                   (since 2002), Associate General Counsel
                                                                   and Assistant Secretary (since 2000) of
                                                                   Nuveen Asset Management Inc.; Assistant
                                                                   Secretary of The John Nuveen Company;
                                                                   Chartered Financial Analyst.

   William L. Kissick and Timothy R. Schwertfeger serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

   The trustees of the Trust are trustees of eighteen open-end and closed-end funds advised by NIAC. None of the independent trustees has ever been a director, officer, or employee of, or a consultant to, NIAC, Nuveen or their affiliates.

   Mr. Schwertfeger is a director or trustee, as the case may be, of 117 Nuveen open-end funds and closed-end funds advised by Nuveen Advisory Corp.

   The following table shows, for each trustee who is not affiliated with Nuveen or NIAC, (1) the aggregate compensation paid by the Funds for the Funds' fiscal year ended June 30, 2002, (2) pension or retirement benefits accrued as part of Fund expenses, (3) estimated annual benefits upon retirement, and (4) the total compensation paid by the Nuveen funds during the calendar year ended December 31, 2001. The Funds have no retirement or pension plans.

                                           Pension or
                                           Retirement                Total
                                            Benefits  Estimated   Compensation
                               Aggregate    Accrued     Annual     From Funds
                              Compensation as part of  Benefits     and Fund
                                from the      Fund       Upon     Complex Paid
Name of Person, Position        Funds(1)    Expenses  Retirement to Trustees(2)
------------------------      ------------ ---------- ---------- --------------
James E. Bacon, Trustee......   $11,656        $0         $0        $44,500
William E. Bennett, Trustee..    12,902         0          0         38,150
Jack B. Evans, Trustee.......    13,154         0          0         48,000
William L. Kissick, Trustee..    13,493         0          0         47,500
Thomas E. Leafstrand, Trustee    13,698         0          0         51,000
Sheila W. Wellington, Trustee    11,389         0          0         48,000

--------
(1)Includes deferred fees. Pursuant to a deferred compensation agreement with the Funds deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds. The following table sets forth the amount of deferred fees, including any returns, earned by the Independent Trustees:

                                              Deferred
                         Name of Trustee        Fees
                         ---------------      --------
                         James E. Bacon...... $11,535
                         William E. Bennett..  12,775
                         Jack B. Evans.......   5,941
                         William L. Kissick..   4,821
                         Thomas E. Leafstrand   5,918
                         Sheila W. Wellington  11,264

(2)Includes the total compensation for service on the Boards of the 8 open-end and 10 closed-end funds advised by NIAC.

   The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of July 31, 2002:

                                                                                     Aggregate Dollar Range of
                                                                                     Equity Securities in All
                             Dollar Range of Equity Securities in the Funds            Registered Investment
                     ---------------------------------------------------------------   Companies Overseen by
                      Large-Cap Value  Muni/Stock    Stock/Bond      European Value    Trustee in Family of
Name of Trustee            Fund           Fund          Fund              Fund         Investment Companies
---------------      ----------------- ---------- ----------------- ---------------- -------------------------
James E. Bacon...... $  10,001-$50,000     $0     $ 50,001-$100,000 $              0        over $100,000
William E. Bennett.. $ 50,001-$100,000     $0     $               0 $              0     $50,001-$100,000
Jack B. Evans.......     over $100,000     $0     $       1-$10,000 $ 10,001-$50,000        over $100,000
William L. Kissick.. $  10,001-$50,000     $0     $               0 $              0     $50,001-$100,000
Thomas E. Leafstrand $ 50,001-$100,000     $0     $  10,001-$50,000 $              0        over $100,000
Sheila W. Wellington $ 50,001-$100,000     $0     $               0 $              0        over $100,000

   No independent trustee who is not an interested person of the Trust owns beneficially or of record, any security of NIAC, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NIAC or Nuveen.

   The trustee affiliated with Nuveen and NIAC serves without any compensation from the Funds. Trustees who are not affiliated with Nuveen or NIAC receive a $35,000 annual retainer for serving as a trustee for all funds managed by NIAC, $1,000 fee per day plus expenses for attendance in person at all meetings (other than a meeting of the dividend committee or the executive committee), $500 for attendance by telephone of such meetings and $200 or $100, respectively, for attendance in person or by telephone at a meeting of the dividend committee or the executive committee, respectively. The annual retainer, fees and expenses are allocated among the funds on the basis of relative net asset sizes.

   The John Nuveen Company ("JNC") maintains its charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program.

   The independent trustees of the funds managed by the NIAC are eligible to participate in the charitable contributions program of JNC. Under the matching program, JNC will match the personal contributions of a trustee to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, JNC makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of JNC. The independent trustees are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the trustees, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by JNC under the direct program is made solely at the discretion of the Corporate Contributions Committee.

   As of September 30, 2002, the officers and trustees of each Fund, in the aggregate, own less than 1% of the shares of each fund, other than the European Value Fund. The officers and trustees of the European Value Fund own approximately 2.5% of the Class R shares of that fund.

   The following table sets forth the percentage ownership of each person, who, as of September 30, 2002, owns of record, or is known by the Trust to own of record or beneficially 5% or more of any class of a Fund's shares.

                                                                               Percentage
                                                                               of Record
Name of Fund and Class                         Name and Address of Owner       Ownership
----------------------                         -------------------------       ----------

Nuveen Large-Cap Value Fund
  Class A Shares........................ Merrill Lynch, Pierce, Fenner & Smith   13.29%
                                         For the benefit of its customers
                                         Attn: Fund Administration
                                         4800 Deer Lake Dr. E FL 3
                                         Jacksonville, FL 32246-6484

Nuveen Balanced Stock and Bond Fund
  Class A Shares........................ Merrill Lynch, Pierce, Fenner & Smith   16.65%
                                         For the benefit of its customers
                                         Attn: Fund Administration
                                         4800 Deer Lake Dr. E FL 3
                                         Jacksonville, FL 32246-6484

  Class B Shares........................ Merrill Lynch, Pierce, Fenner & Smith   28.22%
                                         For the benefit of its customers
                                         Attn: Fund Administration
                                         4800 Deer Lake Dr. E FL 3
                                         Jacksonville, FL 32246-6484

Nuveen Balanced Municipal and Stock Fund
  Class A Shares........................ Merrill Lynch, Pierce, Fenner & Smith   12.59%
                                         For the benefit of its customers
                                         Attn: Fund Administration
                                         4800 Deer Lake Dr. E Fl 3
                                         Jacksonville, FL 32246-6484

                                                                   Percentage
                                                                   of Record
  Name of Fund and Class           Name and Address of Owner       Ownership
  ----------------------           -------------------------       ----------

    Class B Shares.......... Merrill Lynch, Pierce, Fenner & Smith   35.18%
                             For the benefit of its customers
                             Attn: Fund Administration
                             4800 Deer Lake Dr. E Fl 3
                             Jacksonville, FL 32246-6484

  Nuveen European Value Fund
    Class R Shares.......... American Express Finl. Adv. Inc.         8.88%
                             c/o Pat Brown
                             50534 AXP Financial Center
                             Minneapolis, MN 55474

                             Nuveen Institutional Advisory Corp.     36.36%
                             Nuveen European Value Class R-Seed
                             Money
                             Attn: Joy Tyburk
                             333 W. Wacker Dr. Floor 33
                             Chicago, IL 60606-1286

Committees

   The Board of Trustees of the Funds has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the valuation committee.

   William L. Kissick and Timothy R. Schwertfeger, Chair, serve as the current members of the executive committee of each Fund's Board of Trustees. Each Fund's executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. The executive committee of each Fund did not hold any meetings during the fiscal year ended June 30, 2002.

   During the Funds' last fiscal year, each Fund had a dividend and valuation committee. William E. Bennett, Thomas E. Leafstrand and Timothy R. Schwertfeger were the members of the dividend and valuation committee for each Fund. The dividend and valuation committee was authorized to declare distributions on each Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions, and to oversee the pricing of each Fund's assets. The dividend and valuation committee of each Fund held six meetings during the fiscal year ended June 30, 2002. Effective August 1, 2002, the Board of Trustees approved the separation of the dividend and valuation committee into two committees: the dividend committee and the valuation committee.

   The dividend committee is authorized to declare distributions on each Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the dividend committee are Timothy R. Schwertfeger, Chair, William E. Bennett and Thomas E. Leafstrand.

   The valuation committee oversees each Fund's Pricing Procedures including, but not limited to, the review and approval of fair value pricing determinations made by Nuveen's Valuation Group. The members of the valuation committee are James E. Bacon, William E. Bennett and Thomas E. Leafstrand.

   The audit committee monitors the accounting and reporting policies and practices of each Fund, the quality and integrity of the financial statements of each Fund, compliance by each Fund with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the audit committee are James E. Bacon, William E. Bennett, Jack B. Evans, William L. Kissick and Thomas E. Leafstrand, trustees of each Fund who are not interested persons of each Fund.

The audit committee of each Fund held two meetings during the fiscal year ended June 30, 2002. The audit committee has adopted a written charter.

   Nomination of those trustees who are not "interested persons" of each Fund is committed to a nominating and governance committee composed of the trustees who are not "interested persons" of each Fund. The nominating and governance committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities--including retaining special counsel and other experts or consultants at the expense of each Fund. In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the nominating and governance committee are James E. Bacon, William E. Bennett, Jack B. Evans, William L. Kissick, Thomas E. Leafstrand and Sheila W. Wellington. The nominating and governance committee held five meetings during the fiscal year ended June 30, 2002.

Approval of Advisory Agreements

   In June, 2002, the independent trustees of the Funds met with representatives of NIAC and ICAP (collectively the "Nuveen Advisers") to consider the possible renewal of the investment advisory and sub-advisory agreements between each Fund and the Nuveen Advisers. The trustees reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory and sub-advisory contracts, which include but are not limited to the following: (a) the nature and quality of the adviser's and the sub-advisers' services; (b) the adviser's and the sub-advisers' cost in providing their services; (c) the extent to which the adviser and each sub-adviser realizes economies of scale as the fund grows larger; and (d) the independent trustees' role in approving the advisory and sub-advisory contracts.

   In evaluating the nature and quality of the Nuveen Advisers' service, the trustees reviewed narrative and statistical information concerning the types of services the Nuveen Advisers provide, the Funds' investment performance in relation to each Fund's stated objectives, each Fund's past performance, and the performance of comparable, unaffiliated funds. In particular, the trustees reviewed the following, among other things: a description of the investment advisory and other services provided to the Funds by the Nuveen Advisers or their affiliates; information describing the Nuveen organization and each department's responsibilities; and recent financial statements of the Nuveen Advisers. Further, the trustees reviewed information setting forth the investment performance of the Funds during the last year and over their recent history, and standardized industry performance data with respect to investment companies comparable in size and investment objective, and performance measured against recognized indices. This information expands upon information the trustees receive throughout the year on fund performance expense ratios, portfolio composition, and sales activity.

   The trustees considered the Nuveen Advisers' cost of providing services to determine whether their compensation is fair and reasonable and reviewed the Nuveen Advisers' expense allocation methodology. The trustees considered the ratio of the Nuveen Advisers' fees to their costs and the amount of their profit in relation to the nature and quality of services rendered. In evaluating the reasonableness of the Nuveen Advisers' compensation, the trustees considered the following information, among other things:
(a) statements of the Nuveen Advisers' revenues, costs, and profits from furnishing all services to the Funds over the past year; (b) the nature and amount of any indirect benefits the Nuveen Advisers' and their affiliates received that are directly attributable to their management of the Funds, if any; (c) schedules of available industry data about fees charged and services provided to other comparable investment companies by their advisers; and (d) data with respect to the expense ratios of the Funds and comparable investment companies.

   The trustees also compared the Nuveen Advisers' fee/expense ratios and profitability margins to those of advisers to funds with similar investment objectives and performance records, to the extent possible and in light of all of the surrounding facts and circumstances, including but not limited to each Fund's performance. The trustees also considered the payments the Nuveen Advisers or their affiliates receive under Rule 12b-1 plans in determining the appropriateness of the Fund's advisory fees. The trustees reviewed economies of scale, including the breakpoints in the Fund's advisory fees.

   The trustees did not identify any single factor discussed above as all-important or controlling. The trustees concluded that the terms of the investment advisory and sub-advisory agreements were fair and reasonable, that the Nuveen Advisers' fees are reasonable in light of the services provided to each Fund and that the Nuveen Advisers' investment advisory and sub-advisory agreements should be continued for another year.

FUND MANAGER AND SUB-ADVISER

Fund Manager

   NIAC acts as the manager of each Fund, with responsibility for the overall management of each Fund. NIAC is a Delaware corporation and its address is 333 West Wacker Drive, Chicago, Illinois 60606. For the Large-Cap Value Fund, European Value Fund and the Stock/Bond Fund, NIAC has entered into a Sub-Advisory Agreement with ICAP under which ICAP, subject to NIAC's supervision, manages each Fund's investment portfolio. For the Muni/Stock Fund, NIAC has entered into a Sub-Advisory Agreement with ICAP under which ICAP, subject to NIAC's supervision, manages the Fund's equity investments. NIAC is also responsible for managing the Funds' business affairs and providing day-to-day administrative services to the Funds. For additional information regarding the management services performed by NIAC and ICAP, see "Who Manages the Funds" in the Prospectus.

   NIAC is an affiliate of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606, which is also the principal underwriter of the Funds' shares. Nuveen is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Exchange-Traded Funds. Nuveen and NIAC are subsidiaries of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

   For the fund management services and facilities furnished by NIAC, each of the Funds has agreed to pay an annual management fee at rates set forth in the Prospectus under "Who Manages the Funds." In addition, for all but the Large-Cap Value Fund, NIAC agreed to waive all or a portion of its management fee or reimburse certain expenses of the Funds. The Prospectus includes current expense waivers and expense reimbursements for the Funds. The following table sets forth the management fees (net of expenses reimbursements) paid by the Funds and the fees waived and expenses reimbursed by NIAC for the three most recent fiscal years.

                              Amount of Management Fees (Net of Amount of Fees Waived and
                              Expense Reimbursements by NIAC)   Expenses Reimbursed by NIAC
                              --------------------------------  --------------------------
                               7/1/99-     7/1/00-    7/1/01-   7/1/99-   7/1/00-  7/1/01-
                               6/30/00     6/30/01    6/30/02   6/30/00   6/30/01  6/30/02
                              ----------  ---------- ---------- --------  -------- --------
Nuveen Large-Cap Value Fund.. $7,101,230  $6,891,055 $6,639,209 $291,021  $117,869 $     --
Nuveen European Value Fund...         --      21,718         --  234,652    87,771  107,275
Nuveen Balanced Stock and
  Bond Fund..................    491,753     437,870    428,484  140,646   117,308  110,054
Nuveen Balanced Municipal and
  Stock Fund.................  1,223,969   1,087,716    925,382  101,801    18,179   52,018

   In addition to the management fee, each Fund also pays a portion of the Nuveen Investment Trust's general administrative expenses allocated in proportion to the net assets of each Fund. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

   The Funds, the other Nuveen funds, NIAC, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

Sub-Adviser

   ICAP was founded in 1970 and is located at 225 West Wacker Drive, Suite 2400, Chicago, IL 60606. Under the Sub-Advisory Agreement for each Fund, ICAP is compensated by NIAC for its investment advisory services with respect to all or a portion of each Fund's assets. Under a Sub-Advisory Agreement with NIAC, ICAP manages the investment portfolios of the Large-Cap Value Fund, European Value Fund, and the Stock/Bond Fund, and the equity portion of the Muni/Stock Fund's investment portfolio.

   Out of the fund management fee, NIAC pays ICAP a portfolio management fee based on the average daily market value of all the Nuveen-sponsored investment products for which it serves as the portfolio manager. NIAC pays ICAP separate portfolio management fees for the equity and fixed-income portions of the Funds' assets, if applicable, according to the following schedule:

  Assets of All the Nuveen-Sponsored  Equity Portfolio Fixed-Income Portfolio
  Investment Products Managed by ICAP  Management Fee  Management Fee
  ----------------------------------- ---------------- ----------------------
      For the first $500 million.....    .35% of 1%          .20% of 1%
      For the next $500 million......    .30% of 1%          .15% of 1%
      For assets over $1 billion.....    .25% of 1%          .12% of 1%

   The equity and fixed-income portfolio management fees are each paid on a specified proportion of fund net assets. The specified proportions for the equity portfolio management fees are currently 100%, 100%, 55% and 35%, respectively, for the Large-Cap Value Fund, European Value Fund, Stock/Bond Fund and Muni/Stock Fund. The specified proportion for the fixed-income portfolio management fee is currently 45% for the Stock/Bond Fund. In addition, for the European Value Fund, NIAC has agreed to pay ICAP a supplemental management fee until assets in the aggregate in this Fund and another European fund subadvised by ICAP each $50 million. When this level is reached, the aggregate amount of the supplemental fee paid by NIAC will be credited back to NIAC through a temporary reduction in fees.

   ICAP's investment management strategy and operating policies are set through a team approach, with all ICAP investment professionals contributing. ICAP currently maintains a staff of 14 investment professionals. Each of the investment officers and other professionals of ICAP has developed an expertise in at least one functional investment area, including equity research, strategy, fixed income analysis, quantitative research, technical research and trading. A key element in the decision-making process is a formal investment committee meeting generally held several times a week.

   These meetings also provide for the ongoing review of ICAP's investment positions. Pertinent information from outside sources is shared and incorporated into the investment outlook. The investment strategy, asset sectors, and individual security holdings are reviewed to verify their continued appropriateness. Investment recommendations are presented to the committee for decisions.

   With regard to Fund assets subject to the Sub-Advisory Agreement, ICAP provides continuous advice and recommendations concerning the Fund's investments, and is responsible for selecting the broker/ dealers who execute the portfolio transactions. ICAP also serves as investment adviser to the ICAP Funds, Inc. and to pension and profit-sharing plans, and other institutional and private investors. ICAP has approximately $10 billion under management. Mr. Robert H. Lyon, President of ICAP, owns shares representing 51% of the voting rights of ICAP. The following table sets forth the fees paid by NIAC to ICAP for its services for the three most recent fiscal years.

                                              Amount Paid by NIAC to ICAP
                                            --------------------------------
                                             7/1/99-    7/1/00-    7/1/01-
                                             6/30/00    6/30/01    6/30/02
                                            ---------- ---------- ----------
   Nuveen Large-Cap Value Fund............. $2,908,541 $2,770,249 $2,634,639
   Nuveen European Value Fund..............     57,223     52,582     40,921
   Nuveen Balanced Stock and Bond Fund.....    226,568    199,440    193,640
   Nuveen Balanced Municipal and Stock Fund    201,706    168,799    149,673

PORTFOLIO TRANSACTIONS

   NIAC (with respect to transactions in Municipal Obligations) and ICAP (with respect to other transactions) are responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of both NIAC and ICAP to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the respective adviser and its advisees. The best price to the Funds means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Funds' futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Funds may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the portfolio manager considers, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of a Fund's shares. NIAC expects that all transactions in Municipal Obligations will be effected on a principal (as opposed to an agency) basis and, accordingly, does not expect to pay any brokerage commissions on such transactions.

   Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

   In light of the above, in selecting brokers, the portfolio manager considers investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the portfolio manager determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to NIAC or ICAP or the Funds. NIAC and ICAP believe that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds. The Management Agreement and the Sub-Advisory Agreement provide that such higher commissions will not be paid by the Funds unless the applicable adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Funds to NIAC under the Management Agreement or the subadvisory fees paid by NIAC to ICAP under the Sub-Advisory Agreement are not reduced as a result of receipt by either NIAC or ICAP of research services.

   NIAC and ICAP each place portfolio transactions for other advisory accounts managed by them. Research services furnished by firms through which the Funds effect their securities transactions may be used by NIAC and/or ICAP in servicing all of its accounts; not all of such services may be used by NIAC and/or ICAP in connection with the Funds. NIAC and ICAP believe it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by them. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, NIAC and ICAP believe such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. NIAC and ICAP seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between the Fund and other advisory accounts, the main factors considered by NIAC and ICAP are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

   The following table sets forth the aggregate amount of brokerage commissions paid by the Funds for the three most recent fiscal years.

                                                  Aggregate Amount of
                                                 Brokerage Commissions
    -                                        ------------------------------
                                              7/1/99-   7/1/00-   7/1/01-
                                              6/30/00   6/30/01   6/30/02
    -                                        ---------- -------- ----------
    Nuveen Large-Cap Value Fund............. $1,540,874 $983,549 $1,116,827
    Nuveen European Value Fund..............     54,748   68,185     46,818
    Nuveen Balanced Stock and Bond Fund.....     84,000   60,517     72,353
    Nuveen Balanced Municipal and Stock Fund    118,415   73,917     76,456

   During the fiscal year ended June 30, 2002, the Large-Cap Value Fund, European Value Fund, Stock/Bond Fund and Muni/Stock Fund paid to brokers as commissions in return for research services $753,399, $42,846, $44,088 and $52,684, respectively, and the aggregate amount of those transactions per Fund on which such commissions were paid were $576,666,613, $19,884,398, $32,173,050 and $38,801,338, respectively.

   The Funds have acquired during the fiscal year ended June 30, 2002 the securities of their regular brokers or dealers as defined in rule 10b-1 under the Investment Company Act of 1940 or of the parents of the brokers or dealers. The following table sets forth those brokers or dealers and states the value of the Funds' aggregate holdings of the securities of each issuer as of close of the fiscal year ended June 30, 2002:

                                                                          Aggregate Fund
                                                                           Holdings of
                                                                          Broker/Dealer
                                                                            or Parent
                                                                              (as of
Fund                              Broker/Dealer             Issuer        June 30, 2002)
----                              -------------             ------        --------------
Nuveen Large-Cap Value Fund Salomon Smith Barney Inc. Citigroup Inc.       $31,038,905
Nuveen European Value Fund. Credit Suisse Group       Credit Suisse Group
                                                      Sponsored ADR        $        --
                            Goldman Sachs             Goldman Sachs
                                                      Group, Inc.          $        --
                            UBS Warburg LLC           UBS AG               $        --
Nuveen Balanced Stock and
  Bond Fund................ Salomon Smith Barney Inc. Citigroup Inc.       $ 1,855,118
Nuveen Balanced Municipal
  and Stock Fund........... Salomon Smith Barney Inc. Citigroup Inc.       $ 2,071,536

   Under the Investment Company Act of 1940, a Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

   Each Fund's net asset value per share is determined separately for each class of the applicable Fund's shares as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange (the "Exchange") is open for business. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Martin Luther King's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A Fund's net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value per share of a class of a Fund is calculated by taking the value of the pro rata portion of the Fund's total assets attributable to that class, including interest or dividends accrued but not yet collected, less all liabilities attributable to that class (including the class's pro rata portion of the Fund's liabilities) and dividing by the total number of shares of that class outstanding. The result, rounded to the nearest cent, is the net asset value per share of that class. In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sales price on the securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the most recent bid prices. Fixed-income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and asked prices or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which are expected to constitute a majority of the fixed-income securities held by a Fund) are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of securities or bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from securities dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security.

   Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principal, the current "fair value" of an issue of securities would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.

   Regardless of the method employed to value a particular security, all valuations are subject to review by a Fund's Board of Trustees or its delegate who may determine the appropriate value of a security whenever the value as calculated is significantly different from the previous day's calculated value.

   If a Fund holds securities that are primarily listed on foreign exchanges, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

TAX MATTERS

Federal Income Tax Matters

   The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler, counsel to the Trust.

   This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. In addition, the Internal Revenue Service issued new withholding and reporting regulations effective January 1, 2001. Foreign investors should consult their own tax advisors regarding the tax consequences of these regulations.

   Fund Status. Each Fund intends to qualify as a "regulated investment company" under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

   Distributions. Except for exempt interest dividends, as described below, Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund's distributions into three categories, exempt interest dividends, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, a Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

   Exempt Interest Dividends. Generally, a Fund may qualify to pay exempt interest dividends if at least 50% of the value of the Fund's total assets consist of tax-exempt bonds. If it qualifies, a Fund may designate exempt interest dividends with respect to certain distributions attributable to the interest income (less certain expenses) on its tax-exempt bonds. Exempt interest dividends are generally excluded from your gross income for federal income tax purposes. However, such exempt interest dividends may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

   Ownership of shares in a Fund that pays exempt interest dividends may result in collateral federal income tax consequences to certain shareholders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and shareholders who may be deemed to have incurred (or continued) indebtedness to purchase or carry their Shares.

   If you are a "substantial user" of the facilities financed with the proceeds of certain bonds held by a Fund, or a related person to a substantial user, you will not be able to exclude from your gross income exempt interest dividends attributable to interest on those tax-exempt bonds. "Substantial user" and "related person" are defined under federal income tax law.
   For purposes of computing the alternative minimum tax for individuals and corporations, the portion of the exempt interest dividends attributable to interest on certain bonds is included as an item of tax preference.

   In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (excluding S Corporations, Regulated Investment Companies, Real Estate Investment Trusts, REMICs or FASITs) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including exempt interest dividends from a Fund. In addition, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations, which include tax-exempt interest, such as exempt interest dividends from a Fund.

   Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Funds, because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to dividends received by a Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.

   If You Sell or Redeem Shares. If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your Units is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

   Taxation of Capital Gains and Losses. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000 with a holding period of more than five years. Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive an exempt interest dividend from your Fund and sell your share at a loss after holding it for six months or less, the loss will be disallowed to the extent of the amount of the exempt interest dividend. Further, if you receive a capital gain dividend from your Fund and sell your share at a loss after holding it for six months or less, the loss (to the extent not disallowed as described in the prior sentence) will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. In the case of capital gain dividends, the determination of which portion of the capital gain dividend, if any, that may be treated as long-term gain from property held for more than five years eligible for the 18% (or 8%) tax rate will be made based on regulations prescribed by the United States Treasury. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. In addition, the Internal Revenue Code treats certain capital gains as ordinary income in special situations.

   Deductibility of Portfolio Expenses. Expenses incurred and deducted by your Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income. Your deductions for expenses may be further limited to the extent they are attributable to a Fund that pays exempt interest dividends.

   Foreign Tax Credit. If your Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes your Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

General

   The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury regulations presently in effect as they directly govern the federal income taxation of the Funds and their shareholders and relates only to the federal income tax status of a Fund and to the tax treatment of distributions by a Fund to United States shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Funds and the income tax consequences to their shareholders, as well as with respect to foreign, state and local tax consequences of ownership of Fund shares.

Nuveen Balanced Municipal and Stock Fund Distributions

   The Muni/Stock Fund will pay monthly tax-exempt income dividends to shareholders at a level rate that reflects the past and projected net tax-exempt income of the Fund and that results, over time, in the distribution of substantially all of the Fund's net tax-exempt income. To maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of net tax-exempt income earned in a particular period. This undistributed net tax-exempt income would be available to supplement future distributions, which might otherwise have been reduced by a decrease in the Fund's monthly net income due to fluctuations in investment income or expenses. As a result, the tax-exempt income distributions paid by the Fund for any particular monthly period may be more or less than the amount of net tax-exempt income actually earned by the Fund during such period. Undistributed net tax-exempt income is included in the Fund's net asset value and, correspondingly, distributions from previously undistributed net tax-exempt income are deducted from the Fund's net asset value. It is not expected that this dividend policy will impact the management of the Fund's portfolio.

PERFORMANCE INFORMATION

   Each Fund may quote its yield, distribution rate, beta, average annual total return or cumulative total return in reports to shareholders, sales literature and advertisements each of which will be calculated separately for each class of shares.

   In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                      Yield=2[ (   a - b +1  )   /6/  -1]
                                   ------
                                    cd

   In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 5.75%.

   In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

                                               Yield (As of June 30, 2002)
                                             ------------------------------
                                             Class A Class B Class C Class R
                                             ------- ------- ------- -------
    Nuveen Large-Cap Value Fund.............  0.13%  - 0.63% - 0.63%  0.39%
    Nuveen European Value Fund..............  0.87%    0.19%   0.19%  1.18%
    Nuveen Balanced Stock and Bond Fund.....  1.40%    0.73%   0.73%  1.74%
    Nuveen Balanced Municipal and Stock Fund  2.16%    1.54%   1.54%  2.55%

   The Funds may from time to time in their advertising and sales materials report a quotation of their current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. The distribution rate is computed by taking the most recent dividend per share, multiplying it as needed to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Defined Portfolios, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

   The distribution rates as of the period quoted, based on the maximum public offering price then in effect for the Funds, and assuming the imposition of the maximum sales charge for Class A Shares of 5.75% were as follows:

                                                   Distribution Rates
                                                  (as of June 30, 2002)
                                             ------------------------------
                                             Class A Class B Class C Class R
                                             ------- ------- ------- -------
    Nuveen Large-Cap Value Fund.............  0.33%     --%     --%   0.63%
    Nuveen European Value Fund..............  0.44%     --%     --%   0.73%
    Nuveen Balanced Stock and Bond Fund.....  1.93%   1.26%   1.26%   2.31%
    Nuveen Balanced Municipal and Stock Fund  2.06%   1.41%   1.41%   2.44%

   A Fund may from time to time in its advertising and sales literature quote its beta. Beta is a standardized measure of a security's risk (variability of returns) relative to the overall market, i.e. the proportion of the variation in the security's returns that can be explained by the variation in the return of the overall market. For example, a security with a beta of 0.85 is expected to have returns that are 85% as variable as overall market returns. Conversely, a security with a beta of 1.25 is expected to have returns that are 125% as variable as overall market returns. The beta of the overall market is by definition 1.00.

   The formula for beta is given by:

Beta = (sigma) A * B / C

where

         A = (X\\i\\ - X), i=1,..., N
         B = (Y\\i\\ - Y), i=1,..., N
         C = (sigma) (X\\i\\ - X)/2/, i=1,..., N
         X\\i\\ = Security Return in period i
         Y\\i\\ = Market Return in period i
         X = Average of all observations X\\i\\
         Y = Average of all observations Y\\i\\
         N = Number of observations in the measurement period

   The beta for the Large-Cap Value Fund on June 30, 2000, 2001 and 2002 was ..85%, .72%, and .60%, respectively. The beta equals the weighted average of the betas for each stock in the Fund's investment portfolio. The beta for each stock in the Fund's portfolio was calculated based on weekly returns for the periods ended June 30, 2000, 2001 and 2002 and using the S&P 500 Index as the market benchmark.

   All total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time. Average annual total return and cumulative total return are based upon the historical results of a Fund and are not necessarily representative of the future performance of a Fund.

   The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

   Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by a Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included. Average annual and cumulative total returns may also be presented in advertising and sales literature without the inclusion of sales charges.

   The Funds may also provide after tax average annual total return quotations calculated according to formulas prescribed by the SEC. These returns may be presented after taxes on distributions and after taxes on distributions and redemption. We assume all distributions by a Fund, less the taxes due on those distributions, are reinvested on the reinvestment dates during the period. Taxes are calculated using the highest individual marginal federal income tax rate in effect on the reinvestment date.

   Average annual total return after taxes on distributions is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending value according to the following formula:

P(1+T)/n/=ATV\\D\\

Where:

         P = a hypothetical initial payment of $1,000.

         T = average annual total return (after taxes on distributions).

         n = number of years.

         ATV\\D\\ = ending value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period after taxes on distributions but not on redemption.

Average annual total return after taxes on distributions and redemption is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending value according to the following formula:

P(1+T)/n/=ATV\\DR\\

Where:

         P = a hypothetical initial payment of $1,000.

         T = average annual total return (after taxes on distributions and redemption).

         n = number of years.

         ATV\\DR\\ = ending value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period after taxes on distributions and redemption.

   Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by each Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included. Average annual and cumulative total returns may also be presented in advertising and sales literature without the inclusion of sales charges. In addition, each Fund may present cumulative total returns on an after-tax basis. After-tax total returns may be computed in accordance with a standardized method prescribed by SEC rules and may also be computed by using non-standardized methods.

   From time to time, each Fund may compare its risk-adjusted performance with other investments that may provide different levels of risk and return. For example, a Fund may compare its risk level, as measured by the variability of its periodic returns, or its risk-adjusted total return, with those of other funds or groups of funds. Risk-adjusted total return would be calculated by adjusting each investment's total return to account for the risk level of the investment.

   The risk level for a class of shares of a Fund, and any of the other investments used for comparison, would be evaluated by measuring the variability of the investment's return, as indicated by the standard deviation of the investment's monthly returns over a specified measurement period (e.g., two years). An investment with a higher standard deviation of monthly returns would indicate that a fund had greater price variability, and therefore greater risk, than an investment with a lower standard deviation.

   The risk-adjusted total return for a class of shares of a Fund and for other investments over a specified period would be evaluated by dividing (a) the remainder of the investment's annualized two-year total return, minus the annualized total return of an investment in Treasury bill securities (essentially a risk-free return) over that period, by (b) the standard deviation of the investment's monthly returns for the period. This ratio is sometimes referred to as the "Sharpe measure" of return. An investment with a higher Sharpe measure would be regarded as producing a higher return for the amount of risk assumed during the measurement period than an investment with a lower Sharpe measure.

   Class A Shares of each Fund are sold at net asset value plus a current maximum sales charge of 5.75% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Returns and net asset value of each class of shares of the Funds will fluctuate. Factors affecting the performance of the Funds include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset value, which may be more or less than original cost.

   In reports or other communications to shareholders or in advertising and sales literature, a Fund may also compare its performance or the performance of its portfolio manager with that of, or reflect the performance of: (1) the Consumer Price Index; (2) equity mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine; and/or (3) the S&P 500 Index, the S&P/Barra Value Index, the Russell 1000 Value Index, the Lehman Aggregate Bond Index, or unmanaged indices reported by Lehman Brothers. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Funds for any future period. In addition, the European Value Fund may also present economic statistics obtained from governmental agencies or industry or financial publications comparing Europe or countries participating in European Monetary Union to the U.S. Additionally, the Fund may discuss certain economic and financial trends existing in Europe in order to illustrate the general investment opportunities there. The Fund may present historical performance of certain European countries, as reported by Morgan Stanley Capital International, or other independent data providers, as a way to show the opportunities provided by European countries. The Fund may also show the historical performance of certain European equity market indicies to compare against other international equity market indices and to show how maintaining investments in both European stocks and U.S. stocks may moderate risk. This data is obtained from independent services such as Morgan Stanley Capital International and Ibbotson Associates, Inc.

   There are differences and similarities between the investments which the Funds may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges.

   Each Fund may also from time to time in its advertising and sales literature compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds or indices that represent these types of investments. U.S. Government bonds are long-term investments backed by the full faith and credit of the U.S. Government. Bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.

Nuveen Large-Cap Value Fund

   The Fund commenced operations on August 7, 1996. The table below represents the investment returns for the specified periods on the Fund's Class A, Class B, Class C and Class R shares. The total return figures for Class A shares are shown both with and without the effect of the maximum sales charge. The total return figures for the Class B shares include the effect of the applicable Contingent Deferred Sales Charge ("CDSC").

                                  Nuveen Large-Cap Value Fund
                       -------------------------------------------------
                       Average Annual Total Return       Cumulative
                       ---------------------------- --------------------
                                          8/7/96               8/7/96
                                       (inception)-         (inception)-
                       1 Year  5 Years   6/30/02    5 Years   6/30/02
                       ------- ------- ------------ ------- ------------
        Class A\\NAV\\ -12.23%  4.71%     9.59%     25.86%     71.54%
        Class A\\POP\\ -17.28%  3.48%     8.49%     18.65%     61.68%
        Class B....... -16.34%  3.81%     8.68%     20.53%     63.35%
        Class C....... -12.91%  3.95%     8.77%     21.38%     64.18%
        Class R....... -11.98%  4.98%     9.88%     27.51%     74.24%

Nuveen Balanced Stock and Bond Fund

   The Fund commenced operations on August 7, 1996. The table below represents the investment returns for the specified periods on the Fund's Class A, Class
B, Class C and Class R shares. The total return figures for Class A shares are shown both with and without the effect of the maximum sales charge. The total return figures for the Class B shares include the effect of the applicable CDSC.

                              Nuveen Balanced Stock and Bond Fund
                       ------------------------------------------------
                       Average Annual Total Return       Cumulative
                       ---------------------------  -------------------
                                          8/7/96               8/7/96
                                       (inception)-         (inception)-
                       1 Year  5 Years   6/30/02    5 Years   6/30/02
                       ------- ------- ------------ ------- ------------
        Class A\\NAV\\  -5.14%  5.85%      8.55%     32.88%    62.16%
        Class A\\POP\\ -10.59%  4.61%      7.46%     25.26%    52.84%
        Class B.......  -9.57%  4.91%      7.63%     27.06%    54.26%
        Class C.......  -5.86%  5.08%      7.76%     28.09%    55.31%
        Class R.......  -4.90%  6.10%      8.81%     34.47%    64.47%


Nuveen Balanced Municipal and Stock Fund

   The Fund commenced investment operations on August 7, 1996. The table below represents the investment returns for the periods specified on the Fund's Class A, Class B, Class C and Class R shares. The total return figures for Class A shares are shown both with and without the effect of the maximum sales charge. The total return figures for the Class B shares include the effect of the applicable CDSC.

                           Nuveen Balanced Municipal and Stock Fund
                       -------------------------------------------------
                       Average Annual Total Return       Cumulative
                       ---------------------------- --------------------
                                          8/7/96               8/7/96
                                       (inception)-         (inception)-
                       1 Year  5 Years   6/30/02    5 Years   6/30/02
                       ------- ------- ------------ ------- ------------
        Class A\\NAV\\  -8.11%  3.47%      5.87%    18.58%     39.98%
        Class A\\POP\\ -13.39%  2.25%      4.81%    11.76%     31.94%
        Class B....... -12.36%  2.55%      4.98%    13.41%     33.17%
        Class C.......  -8.79%  2.71%      5.10%    14.33%     34.06%
        Class R.......  -7.84%  3.72%      6.14%    20.03%     42.09%

Nuveen European Value Fund

   The Fund commenced operations on May 29, 1998. The table below represents the investment returns for the specified periods on the Fund's Class A, Class
B, Class C and Class R shares. The total return figures for Class A shares are shown both with and without the effect of the maximum sales charge. The total return figures for the Class B shares include the effect of the applicable CDSC.

                                  Nuveen European Value Fund
                               --------------------------------
                               Average Annual Total
                                     Return          Cumulative
                               -------------------  ------------
                                         5/29/98      5/29/98
                                       (inception)- (inception)-
                               1 Year    6/30/02      6/30/02
                               ------  ------------ ------------
                Class A\\NAV\\ -4.32%           --%    -0.01%
                Class A\\POP\\ -9.82%      -1.44%      -5.76%
                Class B....... -8.69%      -1.14%      -4.59%
                Class C....... -4.89%      -0.70%      -2.84%
                Class R....... -4.01%       0.23%       0.96%

   Total returns reflect past performance and are not predictive of future results.

After-tax Performance of Balanced Portfolios

   Nuveen has examined the historical after-tax performance of various balanced portfolios, combining stocks with either municipal bonds, corporate bonds, or Treasury bonds. The after-tax risk return trade-offs for various allocations were derived by tracking the performance of hypothetical portfolios over the 1981-2000 period. All investment income produced by the portfolio is reinvested, along with the after-tax proceeds from an assumed 20% annualized turnover rate. The allocations between the two assets were allowed to roam within a 5% band around their target before rebalancing. Taxes were computed on the portfolio level (realized losses offset gains) and at historical tax rates assuming each year's tax rate applicable to a single investor who earned $100,000 in 2000 dollars. All portfolios were liquidated at period end and the existing tax liability was paid. The asset class returns were represented by the following indices:

   Municipal Bonds--Lehman Brothers Long Municipal Index
   Treasury Bonds--Lehman Brothers Long Treasury Index
   Corporate Bonds--Lehman Brothers Long Corporate Index
   S&P 500 Stocks--Ibbotson Associates Large Company Stock Index

   Total returns reflect past performance and are not predictive of future results.

   The average annual after-tax returns for these various balanced portfolios for the 1981-2000 period were as follows:

                      Equity  Municipal Corporate Treasury
                      Portion   Mixes     Mixes    Mixes
                      ------- --------- --------- --------
                       100%     12.16%    12.16%   12.16%
                        80      11.74     11.46    11.49
                        60      11.29     10.66    10.74
                        40      10.79      9.74     9.87
                        20      10.25      8.64     8.85
                         0       9.65      7.23     7.60

   Over the 1981-2000 time period, balanced portfolios combining municipals and equities provided superior after-tax returns and lower levels of risk (measured by variability of periodic returns) than Treasury and corporate blends having similar maturities, under the assumptions described above.

   The addition of 20% municipals to an otherwise all-equity portfolio would have sacrificed only 42 basis points in annual after-tax return, while reducing risk by a seventh. Conversely, in comparison to an all-municipal bond portfolio, a balanced portfolio of 60% municipals and 40% equities offered 87 basis points in additional annual-tax return with virtually no more risk.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES AND SHAREHOLDER PROGRAMS

   As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

   Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert into Class A shares as described below.

   Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees.

   The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) Securities and Exchange Commission ("SEC") and state securities registration fees incurred by a specific class of shares,
(iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) directors' fees or expenses incurred as a result of issues relating to a specific class of shares,
(vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Class A Shares

   You may purchase Class A Shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. You may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of ..25%. See "Distribution and Service Plans." Set forth below is an example of the method of computing the offering price of the Class A shares of each of the Funds. The example assumes a purchase on June 30, 2002 of Class A shares from a Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

                                        Large-Cap   European Value Stock/Bond Muni/Stock
                                        Value Fund       Fund         Fund       Fund
-                                       ----------- -------------- ---------- ----------
Net Asset Value per share.............. $     21.35    $  17.66    $    23.48 $    21.45
Per Share Sales Charge--5.75% of public
  offering price (6.09%, 6.12%, 6.09%
  and 6.11%, respectively, of net asset
  value per share)..................... $      1.30    $   1.08    $     1.43 $     1.31

                                        -----------    --------    ---------- ----------
Per Share Offering Price to the Public. $     22.65    $  18.74    $    24.91 $    22.76
Shares Outstanding (as of June 30,
  2002)................................  27,073,527     120,726     1,827,150  3,178,657

   Each Fund receives the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

   Certain commercial banks may make Class A Shares of the Funds available to their customers on an agency basis. Pursuant to the agreements between Nuveen and these banks, some or all of the sales charge paid by a bank customer in connection with a purchase of Class A Shares may be retained by or paid to the bank. Certain banks and other financial institutions may be required to register as securities dealers in certain states.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Share Purchase Availability

Rights of Accumulation

   You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of any Fund or of another Nuveen Mutual Fund or Nuveen exchange-traded fund, or units of a Nuveen Defined Portfolio, on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A sales charges and commissions table in "How You Can Buy and Sell Shares" in the Funds' Prospectus. You or your financial advisor must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

Letter of Intent

   You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A sales charges and commissions table in "How You Can Buy and Sell Shares" in the Fund's Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent that contains the same information and representations contained in the Application Form. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B and Class C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund, a Nuveen Exchange-Traded Fund or a Nuveen Defined Portfolio, or otherwise.

   By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial advisor, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

   You or your financial advisor must notify Nuveen or the Funds' transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.
Reinvestment of Nuveen Defined Portfolio Distributions

   You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various municipal defined portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

Group Purchase Programs

   If you are a member of a qualified group, you may purchase Class A Shares of any Fund or of another Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole when the purchases occur on the same day. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

   Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant in the program is $50 per share class per Fund, provided that the group initially invests at least $3,000 in the Fund and the minimum monthly investment in Class A Shares of any particular Fund or portfolio by each participant is $50. No certificate will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

   To establish a group purchase program, both the group itself and each participant must fill out the appropriate application materials, which the group administrator may obtain from the group's financial advisor, by calling Nuveen toll-free at 800-257-8787.

Combined Purchases

   In determining the amount of your purchases of Class A Shares of any Fund that may qualify for a reduced sales charge, the following purchases may be combined when the purchases occur on the same day: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immediate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons-and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above. You or your financial advisor must notify Nuveen or the Fund's transfer agent to qualify for a reduced sales charge due to combined purchases. A reduction in the sales charge due to combined purchases is different then the rights of accumulation option. Rights of accumulation only included your own accounts.

Reinvestment of Redemption Proceeds from Unaffiliated Funds Subject to Merger or Closure

   You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through an Authorized Dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen that are subject to merger or closure. You must provide appropriate documentation that the redemption occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

Elimination of Sales Charge on Class A Shares

   Class A Shares of a Fund may be purchased at net asset value without a sales charge by the following categories of investors:

  . investors purchasing $1,000,000 or more; Nuveen may pay Authorized Dealers on Class A sales of $1.0 million and above up to an additional 0.25% of the purchase amount;

  .  officers, trustees and former trustees of the Nuveen Funds;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and

  . with respect to the Large-Cap Value Fund, Stock/Bond Fund and European Value Fund, any eligible employer-sponsored qualified defined contribution retirement plan. Eligible plans are those with at least 25 employees and which either (a) make an initial purchase of one or more Nuveen mutual funds aggregating $500,000 or more; or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on such purchases equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million.

   Also, investors will be able to buy Class A shares at net asset value by using the proceeds of sales of Nuveen Exchange-Traded fund shares or the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the fund sale or Defined Portfolio termination/maturity occurred not more than one year prior to reinvestment. In addition, investors also may buy Class A shares at net asset value without a sales charge by directing their monthly dividends from Nuveen Exchange-Traded funds.

   For investors that purchased Class A Shares at net asset value because they purchased such shares through an eligible employer-sponsored qualified defined contribution plan or because the purchase amount equaled or exceeded $1 million and the Authorized Dealer did not waive the sales commission, a contingent deferred sales charge of 1.00% will be assessed on redemptions within 18 months of purchase.

   Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund. You or your financial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

   Class A Shares of a Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by each Fund.

   In determining the amount of your purchases of Class A Shares of any Fund that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immediate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons-and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

Class R Share Purchase Eligibility

   Class R Shares are available for purchases of $10 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors and pension, profit-sharing, 401(k), IRA or other similar plans maintained by or for the benefit of such persons:

  . officers, trustees and former trustees of the Trust or any Nuveen-sponsored registered investment company and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . officers, directors or bona fide employees of any investment advisory partner of Nuveen that provides sub-advisory services for a Nuveen product, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and

  . any shares purchased by investors falling within any of the first five categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund.

   In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such defined portfolios in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund. You may also exchange Class R Shares of the Fund for Class A Shares without a sales charge if the current net asset value of your Class R Shares is at least $3,000 (or you already own Class A Shares).

   The reduced sales charge programs may be modified or discontinued by the Funds at any time. To encourage their participation, the Funds waives the sales charge on Class A Shares and offers Class R Shares to trustees and officers of the Trust and other affiliated persons of the Trust and Nuveen as noted above.

   If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

   For more information about the purchase of Class A Shares or the reduced sales charge program, or to obtain the required application forms, call Nuveen Investor Services toll-free at (800) 257-8787.

Class B Shares

   You may purchase Class B Shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Since Class B Shares are sold without an initial sales charge, the full amount of your purchase payment will be invested in Class B Shares. Class B Shares are subject to an annual distribution fee to compensate Nuveen for its costs in connection with the sale of Class B shares, and are also subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing financial advice and other account services.

   You may be subject to a CDSC if you redeem your Class B shares prior to the end of the sixth year after purchase. See "Reduction or Elimination of Contingent Deferred Sales Charge" below. Nuveen compensates Authorized Dealers for sales of Class B Shares at the time of sale at the rate of 4.00% of the amount of Class B Shares purchased, which represents a sales commission of 3.75% plus an advance on the first year's annual service fee of .25%.

   Class B Shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares' cost or net asset value at the time of redemption.

   Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conversion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

Class C Shares

   You may purchase Class C Shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class C Shares are subject to an annual distribution fee of .75% to compensate Nuveen for paying your financial advisor an ongoing sales commission. Class C Shares are also subject to an annual service fee of .25% to compensate Authorized Dealers for providing you with on-going financial advice and other account services. Nuveen compensates Authorized Dealers for sales of Class C Shares at the time of the sale at a rate of 1% of the amount of Class C Shares purchased, which represents an advance of the first year's distribution fee of .75% plus an advance on the first year's annual service fee of .25%. See "Distribution and Service Plans."

   Redemptions of Class C Shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C Shares do not convert to Class A Shares and continue to pay an annual distribution fee indefinitely, Class C Shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

Reduction or Elimination of Contingent Deferred Sales Charge

   Class A Shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A Shares purchased at net asset value because the purchase amount equaled or exceeded $1 million or pursuant to an eligible employer-sponsored defined contribution plan described above, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

   In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins on the date of purchase. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases on net asset value above the initial purchase price. Nuveen receives the amount of any CDSC shareholders pay.

   The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner);
(iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder; (iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; (vii) redemptions in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund; (viii) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act;
(ix) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; and (x) redemptions of Class A, Class B or Class C Shares if the proceeds are transferred to an account managed by another Nuveen Adviser and the adviser refunds the advanced service and distribution fees to Nuveen. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amended.

   In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55;

(ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Nuveen IRA accounts).

Shareholder Programs

Exchange Privilege

   You may exchange shares of a class of any of the Funds for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of a Fund at net asset value without a sales charge.

   If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

   The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. For federal income tax purposes, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by a Fund at any time.

   The exchange privilege is not intended to permit a Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, each Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. (See "Market Timer Policy" below.)

Reinstatement Privilege

   If you redeemed Class A, Class B or Class C Shares of a Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Suspension of Right of Redemption

   Each Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that trading of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the Securities and Exchange Commission by order may permit for protection of Fund shareholders.

Redemption In Kind

   The Funds have reserved the right to redeem in kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Funds have no present intention to redeem in kind. The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the ninety-day period.

Redemption Fee Policy

   The European Value Fund assesses a 2% fee on the proceeds of Fund shares redeemed or exchanged by a Market Timer (see definition below) within 90 days of acquisition (i.e., through purchase or exchange). The redemption fee will be retained from redemption or exchange proceeds and paid directly to the European Value Fund. The fee is intended to offset the trading costs and Fund operating expenses associated with frequent trading. When a Market Timer redeems or exchanges European Value Fund Shares subject to the redemption fee, the Fund will first redeem any shares that are not subject to the redemption fee, and then redeem the shares owned for the longest period of time, unless asked to redeem shares in a different order. The European Value Fund reserves the right, in its sole discretion, to waive any redemption fee charged to shareholders (e.g., upon the death or disability of the shareholder).

Market Timer Policy

   You may be deemed a "Market Timer" if you: (i) redeem out of any Nuveen fund within 30 days of purchase or exchange; or (ii) exchange out of any Nuveen fund within 30 days of purchase or exchange; or (iii) otherwise engage in a trading pattern deemed to be adverse to a Nuveen fund's operations. In the event you are considered a Market Timer, you will receive written notice of such status.

   Market Timers are subject to the following trading limitations, which are subject to change:

      1. Transaction amounts not in excess of 1% of Fund net assets. As to transaction amounts not in excess of 1% of fund net assets, a Market Timer may effect no more than six rounds-trips per account per trailing twelve-month period, and no more than one such round-trip per month per account.

      2. Transaction amounts in excess of 1% of Fund net assets. As to transaction amounts in excess of 1% of a Fund's net assets, a Market Timer may effect no more than two round-trips per account per trailing twelve-month period (but still no more than one such round-trip per month per account). Any trades that relate to more than 1% of fund net assets must be placed on a non-cancelable basis at least three business days prior to the desired trade date. (In the event that the Market Timer does not place the exchange trade order the requisite three business days in advance, the 1940 Act would require that we honor the redemption request on a same-day basis, but would not require that we honor the complementary purchase transaction). A single Market Timer's investment in a fund (in one or more accounts) may not exceed 5% of that fund's net assets.

      3. Number of accounts. A Market Timer must maintain a reasonable number of accounts. If we determine that the number of accounts negatively affects fund operations, we may require the Market Timer to reduce the number of accounts.

      4. Rules re Placing Orders. All orders by Market Timers must be placed telephonically with Nuveen. Orders must be placed prior to 1 P.M. New York time. All telephone exchange requests are final. Trades placed through NSCC FundSERV do not permit the portfolio manager to efficiently effect necessary portfolio transactions and therefore will not be permitted. "As of" trades will not be permitted. Next-day settlement is generally acceptable but we reserve the right to require that settlement be done regular way.

      5. Other Considerations. If activity by Market Timers results in any significant excess costs to the Fund (e.g., high state registration fees), we may require that, on a going-forward basis, the account of the Market Timer reimburse the Fund for such excess costs. The Fund may prohibit the trading activity of Market Timers (by not permitting the sale of shares of the fund into which exchange is desired; we would continue to honor redemption requests, as required by the Investment Company Act) at any time upon written or oral notice to the Market Timer. The Fund may also prohibit the trading activity of Market Timers, without notice, under unusual market circumstances (e.g., severe price changes, threatened changes in tax law affecting the relative attractiveness of municipal bonds, etc.).

General Matters

   The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in equity securities, equity and debt securities, or equity and municipal securities.

   Upon notice to all Authorized Dealers, Nuveen may reallow to Authorized Dealers electing to participate up to the full applicable Class A Share up-front sales charge during periods and for transactions specified in the notice. The reallowances made during these periods may be based upon attainment of minimum sales levels.

   In addition to the types of compensation to dealers to promote sales of Fund shares that are described in the Funds' Prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds and Nuveen Defined Portfolios during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representatives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds and Nuveen Defined Portfolios.

   Such reimbursement will be based on the number of its financial advisors who have sold Nuveen Fund shares during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of the Funds, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale. The staff of the Securities and Exchange Commission takes the position that dealers who receive 90% or more of the applicable sales charge may be deemed underwriters under the Securities Act of 1933, as amended.

   To help advisors and investors better understand and more efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

   The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Funds' net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the New York Stock Exchange will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.

   In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

   Shares will be registered in the name of the investor or the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the financial advisor acting on the investor's behalf.

   For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Shares" and "Systematic Investing" in the Funds' Prospectus.

   If you choose to invest in a Fund, an account will be opened and maintained for you by Boston Financial Data Services ("BFDS"), the Funds' shareholder services agent. Share certificates will be issued to you only upon written request to Nuveen Investor Services, and no certificates will be issued for fractional shares. Each Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements. A change in registration or transfer of shares held in the name of your financial advisor's firm can only be made by an order in good form from the financial advisor acting on your behalf.

   A fee of 1% of the current market value of any shares represented by a certificate will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen, or destroyed certificate.

   Authorized Dealers are encouraged to open single master accounts. However, some Authorized Dealers may wish to use BFDS' sub-accounting system to minimize their internal recordkeeping requirements. An Authorized Dealer or other investor requesting shareholder servicing or accounting other than the master account or sub-accounting service offered by BFDS will be required to enter into a separate agreement with another agent for these services for a fee that will depend upon the level of services to be provided.

   The Shares are offered continuously. However, subject to the rules and regulations of the Securities and Exchange Commission, each Fund reserves the right to suspend the continuous offering of its shares at any time, but no suspension shall affect your right of redemption.

   Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust (the "Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust.
Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to dealers. Nuveen receives for its services the excess, if any, of the sales price of a Fund's shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plans." Nuveen receives any CDSCs imposed on redemptions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Nuveen pursuant to the distribution plan.

   The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares, the amount thereof retained by Nuveen and the compensation on redemptions and repurchases received by Nuveen for each of the Funds for the three most recent fiscal years. All figures are to the nearest thousand.

                                                                          Amount of Compensation
                          Amount of Underwriting    Amount Retained by      on Redemptions and
                                Commissions               Nuveen                Repurchases
                          ----------------------- ----------------------- -----------------------
                          7/1/99- 7/1/00- 7/1/01- 7/1/99- 7/1/00- 7/1/01- 7/1/99- 7/1/00- 7/1/01-
                          6/30/00 6/30/01 6/30/02 6/30/00 6/30/01 6/30/02 6/30/00 6/30/01 6/30/02
                          ------- ------- ------- ------- ------- ------- ------- ------- -------
Nuveen Large-Cap Value
 Fund....................  $503    $303    $229     $35     $35     $26    $496    $414    $244
Nuveen European Value
 Fund....................    10       1       8       1      --      --      22      13       9
Nuveen Balanced Stock and
 Bond Fund...............    39      30      27       5       4       3      83      57      28
Nuveen Balanced Municipal
 and Stock Fund..........   107      87      91      11      11      11     322     211     132

DISTRIBUTION AND SERVICE PLANS

   Each Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will all be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

   The distribution fee applicable to Class B Shares and Class C Shares under each Fund's Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of each Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized form time to time by the Board of Trustees.

   The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal service to shareholders.

   Each Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan as applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a distribution fee which constitutes an asset-based sales charge whose purpose is the same as an up-front sales charge and up to .25 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a service fee under the Plan as applicable to such classes.

   During the fiscal year ended June 30, 2002, the Large-Cap Value Fund, the Stock/Bond Fund, the

Muni/Stock Fund and the European Value Fund paid 12b-1 fees pursuant to their respective 12b-1 Plan in the amounts set forth in the table below. For this period, substantially all of the 12b-1 service fees on Class A Shares were paid out as compensation to Authorized Dealers for providing services to shareholders relating to their investments. To compensate for commissions advanced to Authorized Dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by Nuveen. After the first year following a purchase, 12b-1 service fees on Class B Shares and 12b-1 service and distribution fees on Class C Shares are paid to Authorized Dealers.

                                                 12b-1 Fees
                                                Incurred by
                                                 each Fund
                                               for the fiscal
                                                 year ended
                                               June 30, 2002
                                               --------------
                   Nuveen Large-Cap Value Fund
                      Class A.................   $1,605,353
                      Class B.................      835,621
                      Class C.................      594,227
                                                 ----------
                          Total...............   $3,035,201

                   Nuveen European Value Fund
                      Class A.................   $    4,883
                      Class B.................       24,803
                      Class C.................        4,877
                                                 ----------
                          Total...............   $   34,563

                                                       12b-1 Fees
                                                      Incurred by
                                                       each Fund
                                                     for the fiscal
                                                       year ended
                                                     June 30, 2002
                                                     --------------

            Nuveen Balanced Stock and Bond Fund
               Class A..............................    $117,261
               Class B..............................     130,053
               Class C..............................      65,045
                                                        --------
                   Total............................    $312,359

            Nuveen Balanced Municipal and Stock Fund
               Class A..............................    $195,429
               Class B..............................     384,854
               Class C..............................     128,857
                                                        --------
                   Total............................    $709,140

   Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested Trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

INDEPENDENT ACCOUNTANTS, CUSTODIAN AND TRANSFER AGENT

   PricewaterhouseCoopers, LLP ("PWC"), One North Wacker Drive, Chicago, Illinois 60606, independent accountants, have been selected as auditors for the Trust. In addition to audit services, PWC will provide assistance on accounting, internal control, tax and related matters.

   The custodian of the assets of the Funds is State Street Bank and Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian performs custodial, fund accounting and portfolio accounting services.

   The Funds' transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530.

FINANCIAL STATEMENTS

   The audited financial statements for each Fund appear in the respective Fund's Annual Report and the financial statements from such Annual Report are incorporated herein by reference. The Annual Reports accompany this Statement of Additional Information.

GENERAL TRUST INFORMATION

   Each Fund is a series of the Trust. The Trust is an open-end management investment company under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on May 6, 1996. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series or "Funds," which may be divided into classes of shares. Currently, there are five series authorized and outstanding, each of which is divided into four classes of shares designated as Class A Shares, Class B Shares, Class C Shares and Class R Shares. Each class of shares represents an interest in the same portfolio of investments of a Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights, except that Class B Shares automatically convert into Class A Shares, as described herein. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

   The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of a Fund have the right to call a special meeting to remove Trustees or for any other purpose.

   Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Funds' Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

APPENDIX A--RATINGS OF INVESTMENTS

   Standard & Poor's Ratings Group--A brief description of the applicable Standard & Poor's ("S&P") rating symbols and their meanings (as published by S&P) follows:

Issue Credit Ratings

   A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

   The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

   Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

   Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-term issue credit ratings

   Issue credit ratings are based, in varying degrees, on the following considerations:

      1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      2. Nature of and provisions of the obligation;

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated 'AA' differs from the highest rated obligations only in small degree.
    The obligor's capacity to meet its financial commitment on the obligation is very strong.

A   An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues.
    However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B   An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C   A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY
    VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D   An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The
    'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

   Plus (+) or Minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r   This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

NR  This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B   A short-term obligation rated 'B' is regarded as having significant speculative characteristics.
    The obligor currently has the capacity to meet its financial commitment on the obligation;
    however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C   A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D   A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

   Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Long Term Ratings: Bonds and Preferred Stock

Aaa Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged."
    Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-
    grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A   Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds and preferred stock which are rated Baa are considered as medium-grade obligations
    (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B   Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C   Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

      1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

      2) Notes allowing for negative coupons, or negative principal.

      3) Notes containing any provision which could obligate the investor to make any additional payments.

   Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

   Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

U.S. Short-Term Ratings

MIG/VMIG Ratings

   In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3.

   In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

   In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

   The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

   MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG           This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Prime Rating System

   Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

   Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1

   Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

       --Leading market positions in well-established industries.

       --High rates of return on funds employed.

       --Conservative capitalization structure with moderate reliance on debt and ample asset protection.

       --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       --Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2

   Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3

   Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime

   Issuers rated Not Prime do not fall within any of the Prime rating categories.

   Fitch Ratings--A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

   Fitch provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. Fitch credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

   Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment-grade" ratings (international long-term 'AAA'-'BBB' categories; short-term 'F1'-'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international long-term 'BB'-'D'; short-term 'B'-'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

   Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

   Fitch credit and research are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security. The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

   Fitch program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

   Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to International Long-Term Credit Ratings changes in market interest rates and other market considerations.

                    International Long-Term Credit Ratings

Investment Grade

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A   High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB  Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B   Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,  High default risk. Default is a real possibility. Capacity for meeting financial commitments is
CC, C solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD,  Default. The ratings of obligations in this category are based on their prospects for
DD, D achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD'
      indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

   Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

                    International Short-Term Credit Ratings

   The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.


F1  Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2  Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality. The capacity for timely payment of financial commitments is adequate;
    however, near-term adverse changes could result in a reduction to non-investment grade.

B   Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C   High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D   Default. Denotes actual or imminent payment default.

   Notes to Long-term and Short-term ratings:

   "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, or to categories below 'CCC', or to Short-term ratings other than 'F1'.

   'NR' indicates that Fitch does not rate the issuer or issue in question.

   'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

   Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

                                                                MAI-GRINC-1002D

                                                                   NUVEEN
                                                                     Investments

--------------------------------------------------------------------------------

                         Nuveen Growth and Income Funds

--------------------------------------------------------------------------------
                       Annual Report dated June 30, 2002
--------------------------------------------------------------------------------





For investors seeking long-term growth and current income potential.

--------------------------------------------------------------------------------

                              [PHOTO APPEARS HERE]

Nuveen Large-Cap Value Fund
Nuveen Balanced Municipal and Stock Fund
Nuveen Balanced Stock and Bond Fund
Nuveen European Value Fund

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                           -----------------------------------------------------
                           NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
---------------------------------------------------------------
This report must be preceded by or accompanied by a prospectus.

Dear Shareholder,

During the period covered by this report, your Fund faced an extremely difficult market, yet was able to provide competitive returns as compared to its benchmark. Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and Fund spotlight sections of this report. Nuveen's Growth and Income Funds feature portfolio management by Institutional Capital Corporation (ICAP). The management experience of ICAP has produced solid investment results using a catalyst driven value investment style to try to identify exceptional values. The Balanced Municipal and Stock Fund features portfolio management by two teams of experts, Nuveen Investment Management
(NIM), specializing in municipal bonds and ICAP concentrating on large-capitalization value-oriented equities. I urge you to take the time to read the management comments.

I also urge you to consider receiving future Fund reports and other information electronically via the Internet and e-mail rather than in hard copy. Not only will you be able to receive the information faster, but this also may help lower Fund expenses. Sign up is quick and easy--see the inside front cover of this report for detailed instructions.

For more than 100 years, Nuveen has specialized in offering quality investments such as these Nuveen Funds to those seeking to accumulate and preserve wealth. Our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you meet your financial objectives. We thank you for continuing to choose Nuveen Investments as a partner as you work toward that goal.

Sincerely,

/S/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

August 16, 2002

[PHOTO APPEARS HERE]

      "I also urge you to consider receiving future Fund reports and other information electronically...see the inside front cover of this report for detailed instructions."

                                                          Annual Report | Page 1

Portfolio Managers' Comments

Nuveen's Growth and Income Funds feature portfolio management by Institutional Capital Corporation (ICAP). The municipal portion of the Balanced Municipal and Stock Fund features portfolio management by Nuveen Investment Management (NIM). We recently asked Rob Lyon, president and chief investment officer of ICAP, who manages the equity portion, and Tom Spalding of NIM for their perspective on the economic and stock-market environment for the funds during the fiscal year ended June 30, 2002.

--------------------------------------------------------------------------------

Q. What were some of the most significant market factors affecting the funds' performance during the period?


A. The past 12 months were characterized by fears of terrorism, international conflict, economic uncertainty, and questionable accounting. Shortly after the period began, the September 11 terrorist attacks sent stock markets sharply lower worldwide. Stocks recovered for a time, yet as a whole, the period was marked by a steady decline in company valuations. Investors remained very concerned about global events, including the ongoing war on terrorism, conflict between India and Pakistan, and continued violence in the Middle East. Investors worried as well about the strength of the economic recovery, despite the lowest interest-rate environment in 40 years. Corporate misdeeds added to their worries. Beginning with Enron, it became clear that a number of formerly high-flying companies--Global Crossing, Adelphia Communications, and WorldCom being notorious examples--used phony accounting to overstate their income.

Municipal bonds, meanwhile, were relatively solid performers during the past 12 months. Investors, nervous about owning stocks, sought a measure of stability in high-quality tax-free bonds. Municipal bond supply continued to be strong, as state and local governments, facing declining tax revenues, looked to debt to fund infrastructure and other essential needs.

Q. In this environment, how did the funds perform?

A. The chart on the next page provides performance information for Nuveen Large-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund, Nuveen Balanced Stock and Bond Fund and Nuveen European Value Fund (Class A shares at net asset value) for the one-year ended June 30, 2002. The chart also compares the funds' performance to that of its benchmarks.

Performance for the three U.S stock funds held their own versus their peers as represented by the Lipper category average index, although absolute returns were negative. The European value fund maintained positive performance until the last month of the 12-month time period and finished well ahead of its benchmark. Performance was notable in the basic industry and retail sectors as low interest rates and continued strong consumer spending helped to lift these sectors. The two worst performing sectors--technology and communications--detracted from the funds' relative performance with respect to both stock selection and sector weighting.

Q. What was your approach to managing the equity portions of the funds?

A. Our approach remained relatively consistent during the past 12 months. We focused on identifying the stocks we believed best met our investment criteria. In particular, we invest in stocks that we believe are relatively undervalued and have an identifiable "catalyst"--such as a corporate restructuring, deregulatory environment, or new product offering--that may unlock a company's hidden value and result in a rising stock price. With this approach, we end up with a portfolio of investments that we believe offers our shareholders the best potential for price appreciation. With the enormous attention being paid to corporate financial statements, and with investors widely fearful of accounting fraud, we devoted even more attention than usual to analyzing company balance sheets and income statements. In an effort to further strengthen the portfolios, we focused on companies with strong credit ratings and

The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

                             Annual Report | Page 2

One-Year Total Returns as of 6-30-02
--------------------------------------------------------
Nuveen Large-Cap Value Fund/1/                   -12.23%
Lipper Large-Cap Value Funds Index/2/            -13.75%
Russell 1000 Value Index/3/                       -8.95%
S&P 500 Index/4/                                 -17.99%
--------------------------------------------------------
Nuveen Balanced Municipal and Stock Fund/1/       -8.11%
Lipper Balanced Funds Index/5/                    -7.54%
Lehman Brothers 10-Year Municipal Index/6/         7.24%
S&P 500 Index/4/                                 -17.99%
--------------------------------------------------------
Nuveen Balanced Stock and Bond Fund/1/            -5.14%
Lipper Balanced Funds Index/5/                    -7.54%
Lehman Brothers Intermediate Treasury Index/7/     8.14%
S&P 500 Index/4/                                 -17.99%
--------------------------------------------------------
Nuveen European Value Fund/1/                     -4.32%
Lipper European Fund Index/8/                     -7.86%
MSCI Europe IX GD Index/9/                        -7.41%
--------------------------------------------------------

improving balance sheets. Companies with significant amounts of debt did not, in our opinion, represent good investments because they are more vulnerable to stock price declines.

Throughout the 12-month time frame, the portfolios maintained a focus on balance sheet and financial strength. During the period, a number of high-quality companies saw their stock prices collapse along with the rest of the market. In certain cases, there has been little or no deterioration in company earnings estimates or projections. These situations may provide new opportunities for the portfolio, while still meeting the funds' high financial standards.

Q. What were some specific stocks that helped performance?

A. One of the fund's top performers was General Dynamics, a large defense contractor. As a significant supplier to the U.S. military, the company benefited from heightened demand for its products stemming from the war on terrorism. In the healthcare sector, HCA was also a strong stock for the fund. HCAoperates more than 180 hospitals and 80 surgery centers in the U.S. and Europe. Wells Fargo, the nation's fifth-largest banking chain, also performed very well, as did retailer Sears, which has benefited from a strong management team.

Q. How did you manage the municipal portion of the Balanced Municipal and Stock Fund?

A. We maintained a fairly consistent management approach for the municipal portion as well. Our focus during the past 12 months was on municipal bonds that were relatively less sensitive to general economic conditions. In particular, we focused on securities that support essential services, in such sectors as utilities and water and sewer. We also focused on bonds in the healthcare sector, an area of the market that performed well amid the economic slowdown. As the baby boom generation ages, healthcare may continue to provide favorable performance.

--------------------------------------------------------------------------------

1 Performance figures are quoted for Class A shares at net asset value as of June 30, 2002. Current performance may be less than the performance shown.

2 The Lipper Large-Cap Value Funds Index return represents the average annualized total return of the 30 largest funds in the Lipper Large-Cap Value Funds category for the year ended June 30, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.

3 The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and lower forecasted growth value. An index is not available for direct investment.

4 The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. An index is not available for direct investment.

5 The Lipper Balanced Funds Index return represents the average annualized total return of the 30 largest funds in the Lipper Balanced Fund category for the year ended June 30, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.

6 The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

7 The Lehman Brothers Intermediate Treasury Index is an unmanaged index comprised of treasury securities with maturities ranging from 1-10 years and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

8 The Lipper European Fund Index return represent the average annualized total return of the 30 largest funds in the Lipper European Fund category for the year ended June 30, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.

9 The MSCI Europe IX GD Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 14 European countries and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                             Annual Report | Page 3

With the economic environment so uncertain, we closely monitored the overall credit quality of the municipal holdings, seeking to improve yield while managing risk. We were generally successful in this regard. However, the fund was not able to entirely escape credit problems.

For example, the Nuveen Balanced Municipal and Stock Fund held a position of municipal bonds issued to purchase gas from an affiliate of Enron. The market value of this bond was negatively affected by Enron's bankruptcy. In early January 2002, the fund sold all of its position in this Enron-related credit. We don't believe situations like these will have a material effect on the long-term performance of the fund, and we are prepared to act swiftly to try to keep any fluctuations in portfolio values stemming from unanticipated events to a minimum.

Q. What do you see ahead for the markets and the funds?

A. As of June 30, the economy appeared to be improving, though the stock market continued to lag behind. In our opinion, economic growth will continue throughout the rest of 2002 and into 2003. We base our optimism on the potential for continued strong consumer spending, low inventory levels, low interest rates, and low inflation, among other influences. In addition, proposed accounting reforms are likely to become law soon, a move that we think will help restore investor confidence.

As we mentioned in our last report to shareholders, it's been more than six decades since the stock market last declined for three straight years. With the market down substantially for the first six months of 2002, such a scenario has become increasingly likely, even if stocks stage an impressive recovery in the next six months. Although we believe wholeheartedly in the long-term growth potential of stocks, we think that recent history has demonstrated more than ever the importance of a diversified portfolio to surviving market ups and downs.

As we await a more favorable investing environment, we'll continue to focus on the stocks that we believe provide the best relative value for our shareholders. By following our investment discipline, we're confident that we can uncover solid companies selling for attractive prices and with strong near-term appreciation potential.

                             Annual Report | Page 4

Fund Spotlight as of 6/30/02                         Nuveen Large-Cap Value Fund
================================================================================
Quick Facts

                          A Shares   B Shares   C Shares  R Shares

Net Asset Value             $21.35    $ 21.08     $21.04    $21.41
--------------------------------------------------------------------------------
Latest Dividend/1/         $0.0742    $0.0000    $0.0000   $0.1342
--------------------------------------------------------------------------------
Inception Date              Aug-96     Aug-96     Aug-96    Aug-96
--------------------------------------------------------------------------------

Annualized Total Returns as of 6/30/02/2/

A Shares                       NAV     Offer
1-Year                     -12.23%   -17.28%
--------------------------------------------
5-Year                       4.71%     3.48%
--------------------------------------------
Since Inception              9.59%     8.49%
--------------------------------------------

B Shares                  w/o CDSC    w/CDSC
1-Year                     -12.86%   -16.34%
--------------------------------------------
5-Year                       3.96%     3.81%
--------------------------------------------
Since Inception              8.79%     8.68%
--------------------------------------------

C Shares                               NAV
1-Year                               -12.91%
--------------------------------------------
5-Year                                 3.95%
--------------------------------------------
Since Inception                        8.77%
--------------------------------------------

R Shares                               NAV
1-Year                               -11.98%
--------------------------------------------
5-Year                                 4.98%
--------------------------------------------
Since Inception                        9.88%
--------------------------------------------

Top Ten Stock Holdings/3/

Citigroup Inc.                          4.4%
--------------------------------------------
Bank One Corporation                    3.4%
--------------------------------------------
MetLife, Inc.                           3.3%
--------------------------------------------
Diageo plc Sponsored ADR                3.3%
--------------------------------------------
Wells Fargo & Company                   3.2%
--------------------------------------------
Fannie Mae                              3.1%
--------------------------------------------
Loews Corporation                       3.1%
--------------------------------------------
Exxon Mobil Corporation                 3.0%
--------------------------------------------
Koninklijke (Royal) Philips
Electronics N.V. -- New York Shares     3.0%
--------------------------------------------
Kimberly-Clark Corporation              2.9%
--------------------------------------------

Portfolio Allocation

[Pie chart appears here]

Equity                 Cash Equivalents
97.4%                  2.6%

Top Five Stock Sectors/3/
-----------------------------------------------------
Financials                                      28.4%
-----------------------------------------------------
Consumer Discretionary                          19.9%
-----------------------------------------------------
Healthcare                                      10.1%
-----------------------------------------------------
Energy                                           9.6%
-----------------------------------------------------
Industrials                                      8.8%
-----------------------------------------------------

Portfolio Statistics

Net Assets ($000)                            $722,272
-----------------------------------------------------
Beta                                             0.60
-----------------------------------------------------
Average Market Capitalization (Stocks)  $49.4 Billion
-----------------------------------------------------
Average P/E (Stocks)                             23.5
-----------------------------------------------------
Number of Stocks                                   44
-----------------------------------------------------
Expense Ratio/4/                                1.36%
-----------------------------------------------------

--------------------------------------------------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

1 Paid December 28, 2001. This is the latest annual taxable income dividend declared during the fiscal year ended June 30, 2002.

2 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

3 As a percentage of total stock holdings as of June 30, 2002. Holdings are subject to change.

4  For Class A shares after credit/reimbursement.

                             Annual Report | Page 5

--------------------------------------------------------------------------------
Fund Spotlight as of 6/30/02            Nuveen Balanced Municipal and Stock Fund
================================================================================
Quick Facts

                           A Shares       B Shares       C Shares       R Shares
--------------------------------------------------------------------------------
Net Asset Value              $21.45         $22.14         $22.12         $21.17
--------------------------------------------------------------------------------
Latest Dividend/1/          $0.1614        $0.0000        $0.0000        $0.2188
--------------------------------------------------------------------------------
Latest Tax-Exempt
Dividend/2/                 $0.0390        $0.0260        $0.0260        $0.0430
--------------------------------------------------------------------------------
Latest Capital Gain/3/      $0.0629        $0.0629        $0.0629        $0.0629
--------------------------------------------------------------------------------
Inception Date               Aug-96         Aug-96         Aug-96         Aug-96
--------------------------------------------------------------------------------

Annualized Total Returns as of 6/30/02/4/
A Shares                       NAV               Offer
1-Year                      -8.11%             -13.39%
------------------------------------------------------
5-Year                       3.47%               2.25%
------------------------------------------------------
Since Inception              5.87%               4.81%
------------------------------------------------------

B Shares                  w/o CDSC              w/CDSC
1-Year                      -8.78%             -12.36%
------------------------------------------------------
5-Year                       2.72%               2.55%
------------------------------------------------------
Since Inception              5.11%               4.98%
------------------------------------------------------

C Shares                       NAV
1-Year                      -8.79%
------------------------------------------------------
5-Year                       2.71%
------------------------------------------------------
Since Inception              5.10%
------------------------------------------------------

R Shares                       NAV
1-Year                      -7.84%
------------------------------------------------------
5-Year                       3.72%
------------------------------------------------------
Since Inception              6.14%
------------------------------------------------------

Yields
A Shares                       NAV               Offer
30-Day SEC Yield             2.29%               2.16%
------------------------------------------------------

B Shares                       NAV
------------------------------------------------------
30-Day SEC Yield             1.54%
------------------------------------------------------

C Shares                       NAV
------------------------------------------------------
30-Day SEC Yield             1.54%
------------------------------------------------------
R Shares                       NAV
30-Day SEC Yield             2.55%
------------------------------------------------------

Portfolio Allocation
[PIE CHART APPEARS HERE]
                       Bonds                     58.1%
                      Equity                     41.9%

Top Five Stock Sectors/5/
Financials                                       28.5%
------------------------------------------------------
Consumer Discretionary                           20.1%
------------------------------------------------------
Healthcare                                       10.1%
------------------------------------------------------
Energy                                            9.3%
------------------------------------------------------
Industrials                                       8.7%
------------------------------------------------------

Top Five Stock Holdings/5/
Citigroup Inc.                                    4.4%
------------------------------------------------------
Bank One Corporation                              3.3%
------------------------------------------------------
MetLife, Inc.                                     3.2%
------------------------------------------------------
Diageo plc Sponsored ADR                          3.2%
------------------------------------------------------
Wells Fargo & Company                             3.2%
------------------------------------------------------

Portfolio Statistics
Net Assets ($000)                            $ 113,878
------------------------------------------------------
Average Market Capitalization (Stocks)   $49.4 Billion
------------------------------------------------------
Average P/E (Stocks)                              24.9
------------------------------------------------------
Number of Stocks                                    44
------------------------------------------------------
Average Duration (Bonds)                          4.45
------------------------------------------------------
Expense Ratio/6/                                 1.25%
------------------------------------------------------

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

1 Paid December 28, 2001. This is the latest annual taxable income dividend declared during the fiscal year ended June 30, 2002.

2 Paid July 1, 2002. This is the latest monthly tax-exempt dividend declared during the fiscal year ended June 30, 2002. Tax-exempt income may be subject to state and local taxes as well as federal alternative minimum tax.

3 Paid December 5, 2001. Capital gains and/or ordinary income distributions are subject to federal taxation.

4 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

5 As a percentage of total stock holdings as of June 30, 2002. Holdings are subject to change.

6    For Class A shares after credit/reimbursement.


                             Annual Report | Page 6

Fund Spotlight as of 6/30/02                 Nuveen Balanced Stock and Bond Fund
================================================================================
Quick Facts

                               A Shares       B Shares    C Shares     R Shares
--------------------------------------------------------------------------------
Net Asset Value                 $23.48         $23.48       $23.49       $23.47
--------------------------------------------------------------------------------
Latest Dividend/1/             $0.1200        $0.0739      $0.0739      $0.1354
--------------------------------------------------------------------------------
Latest Capital Gain/2/         $0.0092        $0.0092      $0.0092      $0.0092
--------------------------------------------------------------------------------
Inception Date                  Aug-96         Aug-96       Aug-96       Aug-96
--------------------------------------------------------------------------------

Annualized Total Returns as of 6/30/02/3/

A Shares                            NAV          Offer
1-Year                           -5.14%        -10.59%
------------------------------------------------------
5-Year                            5.85%          4.61%
------------------------------------------------------
Since Inception                   8.55%          7.46%
------------------------------------------------------
B Shares                       w/o CDSC         w/CDSC
1-Year                           -5.86%         -9.57%
------------------------------------------------------
5-Year                            5.07%          4.91%
------------------------------------------------------
Since Inception                   7.75%          7.63%
------------------------------------------------------
C Shares                           NAV
------------------------------------------------------
1-Year                           -5.86%
------------------------------------------------------
5-Year                            5.08%
------------------------------------------------------
Since Inception                   7.76%
------------------------------------------------------
R Shares                           NAV
------------------------------------------------------
1-Year                           -4.90%
------------------------------------------------------
5-Year                            6.10%
------------------------------------------------------
Since Inception                   8.81%
------------------------------------------------------

Top Five Stock Holdings/4/
Citigroup Inc.                                    4.3%
------------------------------------------------------
Verizon Communications Inc.                       3.4%
------------------------------------------------------
Schering-Plough Corporation                       3.2%
------------------------------------------------------
McDonald's Corporation                            3.1%
------------------------------------------------------
Exxon Mobil Corporation                           3.0%
------------------------------------------------------

Portfolio Allocation

[PIE CHART APPEARS HERE]

Equity                                           63.8%
------------------------------------------------------
U.S. Government Obligations                      33.8%
------------------------------------------------------
Cash Equivalents                                  2.4%
------------------------------------------------------

Top Five Stock Sectors/4/
Financials                                       26.2%
------------------------------------------------------
Consumer Discretionary                           20.5%
------------------------------------------------------
Healthcare                                       11.0%
------------------------------------------------------
Energy                                            9.4%
------------------------------------------------------
Industrials                                       9.1%
------------------------------------------------------

Portfolio Statistics
Net Assets ($000)                             $67,985
------------------------------------------------------
Average Market Capitalization (Stocks)  $49.4 Billion
------------------------------------------------------
Average P/E (Stocks)                             25.0
------------------------------------------------------
Number of Stocks                                   44
------------------------------------------------------
Average Duration (Bonds)                         5.06
------------------------------------------------------
Expense Ratio/5/                                 1.24%
------------------------------------------------------

--------------------------------------------------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

1 Paid July 1, 2002. This is the latest quarterly taxable income dividend declared during the fiscal year ended June 30, 2002.

2 Paid December 5, 2001. Capital gains and/or ordinary income distributions are subject to federal taxation.

3 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

4 As a percentage of total stock holdings as of June 30, 2002. Holdings are subject to change.

5    For Class A shares after credit/reimbursement.


                             Annual Report | Page 7

Fund Spotlight as of 6/30/02                          Nuveen European Value Fund
================================================================================
Quick Facts

                              A Shares       B Shares     C Shares     R Shares
--------------------------------------------------------------------------------
Net Asset Value                 $17.66         $17.49       $17.49       $17.70
--------------------------------------------------------------------------------
Latest Dividend1               $0.0812        $0.0000      $0.0000      $0.1278
--------------------------------------------------------------------------------
Inception Date                  May-98         May-98       May-98       May-98
--------------------------------------------------------------------------------

Annualized Total Returns as of 6/30/02/2/

A Shares                           NAV          Offer
1-Year                          -4.32%         -9.82%
------------------------------------------------------
Since Inception                   0.00%         -1.44%
------------------------------------------------------
B Shares                      w/o CDSC         w/CDSC
1-Year                           -4.89%         -8.69%
------------------------------------------------------
Since Inception                  -0.70%         -1.14%
------------------------------------------------------
C Shares                           NAV
------------------------------------------------------
1-Year                           -4.89%
------------------------------------------------------
Since Inception                  -0.70%
------------------------------------------------------
R Shares                           NAV
------------------------------------------------------
1-Year                           -4.01%
------------------------------------------------------
Since Inception                   0.23%
------------------------------------------------------

Country Allocation/3/
United Kingdom                    26.9%
------------------------------------------------------
Switzerland                       13.8%
------------------------------------------------------
Netherlands                       11.5%
------------------------------------------------------
United States                     10.5%
------------------------------------------------------
Belgium                            8.5%
------------------------------------------------------
France                             7.5%
------------------------------------------------------
Greece                             4.5%
------------------------------------------------------
Finland                            4.5%
------------------------------------------------------
Bermuda                            4.4%
------------------------------------------------------
Germany                            4.4%
------------------------------------------------------
Australia                          3.5%
------------------------------------------------------

Top Five Stock Sectors/4/
Financials                         23.7%
------------------------------------------------------
Consumer Discretionary             20.3%
------------------------------------------------------
Consumer Staples                   14.6%
------------------------------------------------------
Energy                             13.9%
------------------------------------------------------
Utilities                          12.9%
------------------------------------------------------

Portfolio Allocation

[PIE CHART APPEARS HERE]

Equity                                           93.6%
------------------------------------------------------
Cash Equivalents                                  6.4%
------------------------------------------------------

Portfolio Statistics
Net Assets ($000)                              $8,801
------------------------------------------------------
Beta                                             0.85
------------------------------------------------------
Average Market Capitalization (Stocks)    $60 Billion
------------------------------------------------------
Average P/E (Stocks)                             34.0
------------------------------------------------------
Number of Stocks                                   19
------------------------------------------------------
Expense Ratio/5/                                 1.54%
------------------------------------------------------

Top Ten Stock Holdings/4/
Groupe Bruxelles Lambert S.A.                     9.1%
------------------------------------------------------
BP plc Sponsored ADR                              8.8%
------------------------------------------------------
Koninklijke (Royal) Philips Electronics
N.V. - New York Shares                            7.5%
------------------------------------------------------
National Grid Group plc                           5.1%
------------------------------------------------------
TotalFinaElf S.A. Sponsored ADR                   5.1%
------------------------------------------------------
Novartis AG ADR                                   5.1%
------------------------------------------------------
Barclays plc                                      5.0%
------------------------------------------------------
Diageo plc Sponsored ADR                          5.0%
------------------------------------------------------
Nestle S.A. Sponsored ADR                         4.9%
------------------------------------------------------
BAE SYSTEMS plc                                   4.9%
------------------------------------------------------

--------------------------------------------------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

The fund's investments in foreign stocks present additional risks, including currency risk. In addition, investing in securities of developing countries involves risks greater than, or in addition to, investing in foreign developed countries.

1 Paid December 28, 2001. This is the latest annual taxable income dividend declared during the fiscal year ended June 30, 2002.

2 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

3 As a percentage of total holdings as of June 30, 2002. Holdings are subject to change.

4 As a percentage of total stock holdings as of June 30, 2002. Holdings are subject to change.

5    For Class A shares after credit/reimbursement.


                             Annual Report | Page 8

--------------------------------------------------------------------------------
                    Growth of an Assumed $10,000 Investment
================================================================================
Nuveen Large-Cap Value Fund/1, 2, 3/

[Mountain chart appears here]

                     Nuveen         Nuveen
                   Large-Cap      Large-Cap       Russell
                  Value Fund     Value Fund     1000 Value       S&P 500
               (Offer) $16,154  (NAV) $17,140  Index $18,463  Index $16,517
Aug 96             $ 9,425         $10,000        $10,000        $10,000
Jun 97             $12,834         $13,617        $13,457        $13,799
Jun 98             $15,603         $16,555        $17,338        $17,959
Jun 99             $17,535         $18,605        $20,177        $22,047
Jun 00             $16,602         $17,615        $18,379        $23,644
Jun 01             $18,431         $19,555        $20,278        $20,139
Jun 02             $16,154         $17,140        $18,463        $16,517

Nuveen Balanced Municipal and Stock Fund/1,2,4/

[Mountain chart appears here]

          Nuveen Balanced   Nuveen Balanced
           Municipal and     Municipal and     Lehman Brothers
            Stock Fund        Stock Fund      10-Year Municipal      S&P 500
          (Offer) $13,254    (NAV) $14,062     Index $14,607      Index $16,517
Aug 96        $ 9,425           $10,000            $10,000           $10,000
Jun 97        $11,177           $11,858            $10,730           $13,799
Jun 98        $12,821           $13,603            $11,640           $17,959
Jun 99        $13,525           $14,350            $11,907           $22,047
Jun 00        $13,413           $14,231            $12,440           $23,644
Jun 01        $14,432           $15,312            $13,621           $20,139
Jun 02        $13,254           $14,062            $14,607           $16,517
--------------------------------------------------------------------------------
The graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

1 The Index comparison shows the change in value of a $10,000 investment in Class A shares of the Nuveen fund compared with the corresponding index(s). Index returns reflect total returns and assume reinvestment of dividends but do not include any initial or ongoing expenses. The Nuveen fund returns depicted in the chart reflect the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be less than the performance shown.

2 The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. An index is not available for direct investment.

3 The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and lower forecasted growth values.

4 The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                             Annual Report | Page 9

--------------------------------------------------------------------------------
Growth of an Assumed $10,000 Investment
================================================================================
Nuveen Balanced Stock and Bond Fund/1,2,3/

[MOUNTAIN CHART APEARS HERE]

                  Nuveen Balanced   Nuveen Balanced   Lehman Brothers
                     Stock and         Stock and       Intermediate
                     Bond Fund         Bond Fund         Treasury       S&P 500
                      (Offer)            (NAV)            Index          Index
Aug 96               $ 9,425           $10,000           $10,000        $10,000
Jun 97               $11,602           $12,310           $10,642        $13,799
Jun 98               $13,537           $14,363           $11,536        $17,959
Jun 99               $14,917           $15,827           $12,053        $22,047
Jun 00               $14,733           $15,632           $12,608        $23,644
Jun 01               $16,263           $17,255           $13,859        $20,139
Jun 02               $15,413           $16,354           $14,987        $16,517


Nuveen European Value Fund/1,4/

[MOUNTAIN CHART APPEARS HERE]

                   Nuveen European    Nuveen European    MSCI Europe
                     Value Fund         Value Fund          IX GD
                       (Offer)             (NAV)            Index
May 98                $ 9,425             $10,000          $10,000
Jun 99                $ 9,520             $10,101          $10,057
Jun 00                $11,161             $11,842          $11,606
Jun 01                $ 9,868             $10,468          $ 9,123
Jun 02                $ 9,423             $ 9,998          $ 8,446


The graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

1 The Index comparison shows the change in value of a $10,000 investment in Class A shares of the Nuveen fund compared with the corresponding index(s). Index returns reflect total returns and assume reinvestment of dividends but do not include any initial or ongoing expenses. The Nuveen fund returns depicted in the chart reflect the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be less than the performance shown.

2 The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. An index is not available for direct investment.

3 The Lehman Brothers Intermediate Treasury Index is an unmanaged index comprised of treasury securities with maturities ranging from 1-10 years and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

4 The MSCI Europe IX GD Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 14 European countries and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                            Annual Report | Page 10

Portfolio of Investments
NUVEEN LARGE-CAP VALUE FUND
June 30, 2002

                                                                                  Market
   Shares Description                                                              Value
----------------------------------------------------------------------------------------
          COMMON STOCKS - 95.9%
          Consumer Discretionary - 17.8%
  232,849 Gannet Co., Inc.                                                  $ 17,673,239
  318,950 General Motors Corporation                                          17,047,878
  764,182 Koninklijke (Royal) Philips Electronics N.V. - New York Shares      21,091,423
1,603,100 Liberty Media Corporation - Class A #                               16,031,000
  709,300 McDonald's Corporation                                              20,179,585
  326,250 Sears, Roebuck and Co.                                              17,715,375
  503,750 Target Corporation                                                  18,709,275
----------------------------------------------------------------------------------------
          Consumer Staples - 6.0%
  443,450 Diageo plc Sponsored ADR                                            22,904,193
  328,850 Kimberly-Clark Corporation                                          20,388,700
----------------------------------------------------------------------------------------
          Energy - 9.4%
  646,000 Conoco Inc.                                                         17,958,800
  404,059 Encana Corp.                                                        12,364,205
  515,992 Exxon Mobil Corporation #                                           21,114,393
  275,550 Phillips Petroleum Company                                          16,224,384
----------------------------------------------------------------------------------------
          Financials - 27.7%
  614,300 Bank One Corporation                                                23,638,264
  801,004 Citigroup Inc.                                                      31,038,905
  298,850 Fannie Mae                                                          22,040,188
  459,400 FleetBoston Financial Corporation                                   14,861,590
  244,250 Goldman Sachs Group, Inc.                                           17,915,738
  311,700 Household International, Inc.                                       15,491,490
  400,050 Loews Corporation                                                   21,482,685
  796,850 MetLife, Inc.                                                       22,949,280
  483,700 Travelers Property Casualty Corp. - Class A #                        8,561,490
  444,250 Wells Fargo & Company                                               22,239,155
----------------------------------------------------------------------------------------
          Healthcare - 9.8%
  111,300 Becton, Dickinson and Company                                        3,834,285
  514,150 Bristol-Myers Squibb Company                                        13,213,655
  109,700 CIGNA Corporation                                                   10,686,974
  320,350 Guidant Corporation #                                                9,684,181
  343,700 HCA Inc.                                                            16,325,750
  703,500 Schering-Plough Corporation                                         17,306,100
----------------------------------------------------------------------------------------
          Industrials - 8.6%
  307,450 Caterpillar Inc.                                                    15,049,678
1,062,700 Cendant Corporation #                                               16,875,676
  124,150 General Dynamics Corporation                                        13,203,353
  476,262 Honeywell International Inc.                                        16,778,710
----------------------------------------------------------------------------------------
          Information Technology - 5.1%
  360,800 Electronic Data Systems Corporation                                 13,403,720
  429,300 Intel Corporation                                                    7,843,311

--------------------------------------------------------------------------------
11

Portfolio of Investments
NUVEEN LARGE-CAP VALUE FUND (continued)
June 30, 2002

                                                                        Market
        Shares Description                                               Value
  ----------------------------------------------------------------------------
               Information Technology (continued)
       136,050 International Business Machines Corporation (IBM) $  9,795,600
       915,700 Solectron Corporation #                              5,631,555
  ----------------------------------------------------------------------------
               Materials - 4.0%
       451,500 Dow Chemical Company                                15,522,570
       208,500 Weyerhaeuser Company                                13,312,725
  ----------------------------------------------------------------------------
               Utilities - 7.5%
     1,081,600 AT&T Corp.                                          11,573,120
       275,050 American Electric Power Company, Inc.               11,007,501
       272,350 Entergy Corporation                                 11,558,531
       501,666 Verizon Communications Inc.                         20,141,890
  ----------------------------------------------------------------------------
               Total Common Stocks (cost $660,581,360)            692,370,120
               ------------------------------------------------- ------------
               PREFERRED STOCKS - 1.7%
               Consumer Discretionary - 1.7%
       606,315 The News Corporation Limited Sponsored ADR          11,974,721
  ----------------------------------------------------------------------------
               Total Preferred Stocks (cost $12,268,944)           11,974,721
               ------------------------------------------------- ------------

                                                                        Market
  Shares (000) Description                                               Value
  ----------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 2.6%
      19,060   J.P. Morgan Prime Money Market Fund, 1.670%         19,060,019
  ----------------------------------------------------------------------------
  ------------
               Total Short-Term Investments (cost $19,060,019)     19,060,019
               ------------------------------------------------- ------------
               Total Investments (cost $691,910,323) - 100.2%     723,404,860
               ------------------------------------------------- ------------
               Other Assets Less Liabilities - (0.2)%              (1,133,117)
               ------------------------------------------------- ------------
               Net Assets - 100%                                 $722,271,743
               ------------------------------------------------- ------------

           #  Non-income producing.


                                See accompanying notes to financial statements.

----
12

Portfolio of Investments
NUVEEN BALANCED MUNICIPAL AND STOCK FUND
June 30, 2002

                                                                                 Market
 Shares Description                                                               Value
------------------------------------------------------------------------------------------
        COMMON STOCKS - 41.0%
        Consumer Discretionary - 7.7%

 15,693 Gannet Co., Inc.                                               $      1,191,099

 21,500 General Motors Corporation                                            1,149,175

 52,604 Koninklijke (Royal) Philips Electronics N.V. - New York Shares        1,451,870

107,600 Liberty Media Corporation - Class A #                                 1,076,000

 49,700 McDonald's Corporation                                                1,413,965

 21,900 Sears, Roebuck and Co.                                                1,189,170

 33,450 Target Corporation                                                    1,242,333
------------------------------------------------------------------------------------------
        Consumer Staples - 2.5%

 29,600 Diageo plc Sponsored ADR                                              1,528,840

 22,150 Kimberly-Clark Corporation                                            1,373,300
------------------------------------------------------------------------------------------
        Energy - 3.9%

 40,400 Conoco Inc.                                                           1,123,120

 25,630 Encana Corp.                                                            784,278

 34,579 Exxon Mobil Corporation #                                             1,414,973

 18,550 Phillips Petroleum Company                                            1,092,224
------------------------------------------------------------------------------------------
        Financials - 11.9%

 40,400 Bank One Corporation                                                  1,554,592

 53,459 Citigroup Inc.                                                        2,071,536

 19,500 Fannie Mae                                                            1,438,125

 33,000 FleetBoston Financial Corporation                                     1,067,550

 16,500 Goldman Sachs Group, Inc.                                             1,210,275

 22,350 Household International, Inc.                                         1,110,795

 27,150 Loews Corporation                                                     1,457,955

 53,300 MetLife, Inc.                                                         1,535,040

 32,700 Travelers Property Casualty Corp. - Class A #                           578,790

 30,050 Wells Fargo & Company                                                 1,504,303
------------------------------------------------------------------------------------------
        Healthcare - 4.2%

  7,200 Becton, Dickinson and Company                                           248,040

 35,250 Bristol-Myers Squibb Company                                            905,925

  7,550 CIGNA Corporation                                                       735,521

 21,550 Guidant Corporation #                                                   651,457

 23,200 HCA Inc.                                                              1,102,000

 47,500 Schering-Plough Corporation                                           1,168,500
------------------------------------------------------------------------------------------
        Industrials - 3.6%

 19,900 Caterpillar Inc.                                                        974,105

 71,300 Cendant Corporation #                                                 1,132,244

  8,350 General Dynamics Corporation                                            888,023

 32,134 Honeywell International Inc.                                          1,132,081
------------------------------------------------------------------------------------------
        Information Technology - 2.2%

 24,250 Electronic Data Systems Corporation                                     900,888

 28,500 Intel Corporation                                                       520,695

  9,500 International Business Machines Corporation (IBM)                       684,000

--------------------------------------------------------------------------------
13

Portfolio of Investments
NUVEEN BALANCED MUNICIPAL AND STOCK FUND (continued)
June 30, 2002

                                                                  Market
       Shares Description                                          Value
       -----------------------------------------------------------------
              Information Technology (continued)

       64,900 Solectron Corporation #                    $       399,135
       -----------------------------------------------------------------
              Materials - 1.7%

       30,900 Dow Chemical Company                             1,062,342

       14,200 Weyerhaeuser Company                               906,670
       -----------------------------------------------------------------
              Utilities - 3.3%

       74,100 AT&T Corp.                                         792,870

       18,400 American Electric Power Company, Inc.              736,368

       18,350 Entergy Corporation                                778,774

       35,097 Verizon Communications Inc.                      1,409,145
       -----------------------------------------------------------------
              Total Common Stocks (cost $43,184,301)          46,688,091
              ----------------------------------------------------------
              PREFERRED STOCKS - 0.7%

              Consumer Discretionary - 0.7%

       41,100 The News Corporation Limited Sponsored ADR         811,725
       -----------------------------------------------------------------
              Total Preferred Stocks (cost $826,321)             811,725
              ----------------------------------------------------------

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS - 57.8%

             Alabama - 0.4%

     $   455 Alabama Water Pollution Control Authority, Revolving Fund     8/05 at 100.00       AAA $       504,459
              Loan Bonds, Series 1994, 6.625%, 8/15/08
-------------------------------------------------------------------------------------------------------------------
             Arizona - 0.5%

         540 Salt River Project Agricultural Improvement and Power         1/03 at 102.00        AA         554,013
              District, Arizona, Salt River Project, Electric System
              Refunding Revenue Bonds, 1993 Series B, 5.250%, 1/01/11
-------------------------------------------------------------------------------------------------------------------
             California - 5.7%

       2,495 City of Escondido, California, Multifamily Housing Revenue    7/05 at 101.50       AAA       2,660,369
              Refunding Bonds, Series 1997B (Morning View Terrace
              Apartments), 5.400%, 1/01/27 (Mandatory put 7/01/07)

         735 Northern California Power Agency, Geothermal Project Number     No Opt. Call        A-         811,455
              3 Revenue Bonds, Series 1993, 5.650%, 7/01/07

         250 County of Orange, California, Refunding Recovery Bonds,         No Opt. Call       AAA         288,713
              1995 Series A, 6.000%, 6/01/10

       1,495 Palmdale Civic Authority, California, 1997 Revenue Bonds,     7/07 at 102.00       AAA       1,603,851
              Series A (Civic Center Refinancing), 5.375%, 7/01/12

       1,000 County of San Diego, California, Certificates of              9/09 at 101.00      Baa3       1,051,860
              Participation, The Burnham Institute, 5.700%, 9/01/11
-------------------------------------------------------------------------------------------------------------------
             Colorado - 4.0%

       2,000 City and County of Denver, Colorado, Airport System Revenue  11/06 at 102.00       AAA       2,176,880
              Bonds, Series 1996A, 5.625%, 11/15/08 (Alternative Minimum
              Tax)

       1,000 City and County of Denver, Colorado, Airport Special          1/09 at 101.00       AAA       1,096,930
              Facilities Revenue Bonds (Rental Car Projects), Series
              1999A, 6.000%, 1/01/13 (Alternative Minimum Tax)

       2,000 Metropolitan Football Stadium District, Colorado, Sales Tax     No Opt. Call       AAA       1,305,120
              Revenue Bonds, Series 1999A, 0.000%, 1/01/12
-------------------------------------------------------------------------------------------------------------------
             Connecticut - 3.2%

       1,075 Connecticut Housing Finance Authority, Housing Mortgage       5/06 at 102.00       AAA       1,103,466
              Finance Program Bonds, 1996 Series B, Subseries B-2,
              5.750%, 11/15/08 (Alternative Minimum Tax)

       1,000 State of Connecticut Health and Educational Facilities          No Opt. Call       BBB       1,038,410
              Authority, Revenue Bonds, Hospital for Special Care Issue,
              Series B, 5.125%, 7/01/07

       1,485 Connecticut Development Authority, First Mortgage Gross      12/06 at 103.00      BBB+       1,513,423
              Revenue Health Care Project Refunding Bonds, Series 1998A
              (The Elim Park Baptist Home, Inc. Project), 4.875%,
              12/01/07

----
14

   Principal
Amount (000) Description
--------------------------------------------------------------------------------------------------------------------
             District of Columbia - 0.5%

             District of Columbia, Washington D.C., General Obligation Refunding Bonds, Series 1994A-1:
     $   245   6.500%, 6/01/10
         255   6.500%, 6/01/10
--------------------------------------------------------------------------------------------------------------------
             Georgia - 1.7%

       2,000 Development Authority of Fulton County, Georgia, Special Facilities Revenue Bonds (Delta Air Lines,
              Inc. Project), Series 1998, 5.300%, 5/01/13 (Alternative Minimum Tax)

         225 Georgia Housing and Finance Authority, Single Family Mortgage Bonds, 1996 Series A, Subseries A-2,
              5.875%, 12/01/19 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Idaho - 0.9%

         970 Idaho Housing and Finance Association, Single Family Mortgage Bonds, 1997 Series D, 5.950%,
              7/01/09 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Illinois - 5.6%

       1,075 Village of Bolingbrook, Will and DuPage Counties, Illinois, Residential Mortgage Revenue Bonds,
              Series 1979, 7.500%, 8/01/10

             Illinois Development Finance Authority, Economic Development Revenue Bonds, Series 1998 (The Latin
             School of Chicago Project):
         270   5.200%, 8/01/11
         200   5.250%, 8/01/12
         580   5.300%, 8/01/13

       2,160 Illinois Health Facilities Authority, Revenue Bonds, Series 1985 (St. Elizabeth's Hospital of Chicago,
              Inc.), 7.250%, 7/01/05 (Pre-refunded to 7/01/04)

       1,500 Illinois Health Facilities Authority, Revenue Bonds, Series 1993 (OSF Healthcare System),
              6.000%, 11/15/10

          55 Illinois Health Facilities Authority, FHA-Insured Mortgage Revenue Bonds, Series 1996 (Sinai Health
              System), 5.500%, 2/15/09
--------------------------------------------------------------------------------------------------------------------
             Maine - 0.2%

         255 Town of Winslow, Maine (Crowe Rope Industries Project), 1997 Series A, General Obligation Tax
              Increment Financing Bonds, 6.000%, 3/01/11 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Massachusetts - 6.0%

             Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill
             Project, Series 1998B:
       1,720   5.100%, 12/01/12 (Alternative Minimum Tax)
       1,885   5.200%, 12/01/13 (Alternative Minimum Tax)

         250 Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Melrose-Wakefield
              Healthcare Corp. Issue, Series C, 5.700%, 7/01/08 (Pre-refunded to 7/01/06)

             Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds (Ogden
             Haverhill Project), Series 1998A:
       1,500   5.450%, 12/01/12 (Alternative Minimum Tax)
       1,825   5.500%, 12/01/13 (Alternative Minimum Tax)

         770 Massachusetts Turnpike Authority, Western Turnpike Revenue Bonds, 1997 Series A, 5.550%, 1/01/17
--------------------------------------------------------------------------------------------------------------------
             Michigan - 0.4%

         540 Michigan State Hospital Finance Authority, Hospital Revenue Bonds (The Detroit Medical Center
              Obligated Group), Series 1998A, 5.000%, 8/15/13
--------------------------------------------------------------------------------------------------------------------
             Mississippi - 1.6%

             Jones County, Mississippi, Hospital Revenue Refunding Bonds (South Central Regional Medical Center
             Project), Series 1997:
       1,285   5.350%, 12/01/10
         500   5.400%, 12/01/11

                                                                                                         Optional Call
Description                                                                                                Provisions* Ratings**
---------------------------------------------------------------------------------------------------------------------------------
District of Columbia - 0.5%

District of Columbia, Washington D.C., General Obligation Refunding Bonds, Series 1994A-1:
  6.500%, 6/01/10                                                                                       No Opt. Call       AAA
  6.500%, 6/01/10                                                                                       No Opt. Call       AAA
---------------------------------------------------------------------------------------------------------------------------------
Georgia - 1.7%

Development Authority of Fulton County, Georgia, Special Facilities Revenue Bonds (Delta Air Lines,     5/08 at 101.00        BB
 Inc. Project), Series 1998, 5.300%, 5/01/13 (Alternative Minimum Tax)

Georgia Housing and Finance Authority, Single Family Mortgage Bonds, 1996 Series A, Subseries A-2,      6/06 at 102.00       AAA
 5.875%, 12/01/19 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------------------
Idaho - 0.9%

Idaho Housing and Finance Association, Single Family Mortgage Bonds, 1997 Series D, 5.950%,             1/07 at 102.00        A1
 7/01/09 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------------------
Illinois - 5.6%

Village of Bolingbrook, Will and DuPage Counties, Illinois, Residential Mortgage Revenue Bonds,           No Opt. Call       AAA
 Series 1979, 7.500%, 8/01/10

Illinois Development Finance Authority, Economic Development Revenue Bonds, Series 1998 (The Latin
School of Chicago Project):
  5.200%, 8/01/11                                                                                     8/08 at 100.00      Baa2
  5.250%, 8/01/12                                                                                     8/08 at 100.00      Baa2
  5.300%, 8/01/13                                                                                     8/08 at 100.00      Baa2

Illinois Health Facilities Authority, Revenue Bonds, Series 1985 (St. Elizabeth's Hospital of Chicago,  7/04 at 102.00    N/R***
 Inc.), 7.250%, 7/01/05 (Pre-refunded to 7/01/04)

Illinois Health Facilities Authority, Revenue Bonds, Series 1993 (OSF Healthcare System),              11/03 at 102.00         A
 6.000%, 11/15/10

Illinois Health Facilities Authority, FHA-Insured Mortgage Revenue Bonds, Series 1996 (Sinai Health     2/06 at 102.00       AAA
 System), 5.500%, 2/15/09
---------------------------------------------------------------------------------------------------------------------------------
Maine - 0.2%

Town of Winslow, Maine (Crowe Rope Industries Project), 1997 Series A, General Obligation Tax           3/07 at 102.00       AAA
 Increment Financing Bonds, 6.000%, 3/01/11 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------------------
Massachusetts - 6.0%

Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill
Project, Series 1998B:
  5.100%, 12/01/12 (Alternative Minimum Tax)                                                         12/08 at 102.00       BBB
  5.200%, 12/01/13 (Alternative Minimum Tax)                                                         12/08 at 102.00       BBB

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Melrose-Wakefield             7/06 at 102.00       AAA
 Healthcare Corp. Issue, Series C, 5.700%, 7/01/08 (Pre-refunded to 7/01/06)

Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds (Ogden
Haverhill Project), Series 1998A:
  5.450%, 12/01/12 (Alternative Minimum Tax)                                                         12/08 at 102.00       BBB
  5.500%, 12/01/13 (Alternative Minimum Tax)                                                         12/08 at 102.00       BBB

Massachusetts Turnpike Authority, Western Turnpike Revenue Bonds, 1997 Series A, 5.550%, 1/01/17        7/02 at 100.00       AAA
---------------------------------------------------------------------------------------------------------------------------------
Michigan - 0.4%

Michigan State Hospital Finance Authority, Hospital Revenue Bonds (The Detroit Medical Center           8/08 at 101.00      BBB-
 Obligated Group), Series 1998A, 5.000%, 8/15/13
---------------------------------------------------------------------------------------------------------------------------------
Mississippi - 1.6%

Jones County, Mississippi, Hospital Revenue Refunding Bonds (South Central Regional Medical Center
Project), Series 1997:
  5.350%, 12/01/10                                                                                   12/07 at 100.00      BBB+
  5.400%, 12/01/11                                                                                   12/07 at 100.00      BBB+

                                                                                                                Market
Description                                                                                                      Value
----------------------------------------------------------------------------------------------------------------------
District of Columbia - 0.5%

District of Columbia, Washington D.C., General Obligation Refunding Bonds, Series 1994A-1:
  6.500%, 6/01/10                                                                                    $       289,801
  6.500%, 6/01/10                                                                                            298,207
----------------------------------------------------------------------------------------------------------------------
Georgia - 1.7%

Development Authority of Fulton County, Georgia, Special Facilities Revenue Bonds (Delta Air Lines,          1,690,380
 Inc. Project), Series 1998, 5.300%, 5/01/13 (Alternative Minimum Tax)

Georgia Housing and Finance Authority, Single Family Mortgage Bonds, 1996 Series A, Subseries A-2,             229,421
 5.875%, 12/01/19 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------
Idaho - 0.9%

Idaho Housing and Finance Association, Single Family Mortgage Bonds, 1997 Series D, 5.950%,                  1,028,821
 7/01/09 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------
Illinois - 5.6%

Village of Bolingbrook, Will and DuPage Counties, Illinois, Residential Mortgage Revenue Bonds,              1,277,036
 Series 1979, 7.500%, 8/01/10

Illinois Development Finance Authority, Economic Development Revenue Bonds, Series 1998 (The Latin
School of Chicago Project):
  5.200%, 8/01/11                                                                                            273,783
  5.250%, 8/01/12                                                                                            202,170
  5.300%, 8/01/13                                                                                            583,869

Illinois Health Facilities Authority, Revenue Bonds, Series 1985 (St. Elizabeth's Hospital of Chicago,       2,414,254
 Inc.), 7.250%, 7/01/05 (Pre-refunded to 7/01/04)

Illinois Health Facilities Authority, Revenue Bonds, Series 1993 (OSF Healthcare System),                    1,554,735
 6.000%, 11/15/10

Illinois Health Facilities Authority, FHA-Insured Mortgage Revenue Bonds, Series 1996 (Sinai Health             58,760
 System), 5.500%, 2/15/09
----------------------------------------------------------------------------------------------------------------------
Maine - 0.2%

Town of Winslow, Maine (Crowe Rope Industries Project), 1997 Series A, General Obligation Tax                  276,948
 Increment Financing Bonds, 6.000%, 3/01/11 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------
Massachusetts - 6.0%

Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill
Project, Series 1998B:
  5.100%, 12/01/12 (Alternative Minimum Tax)                                                               1,386,303
  5.200%, 12/01/13 (Alternative Minimum Tax)                                                               1,505,267

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Melrose-Wakefield                    282,138
 Healthcare Corp. Issue, Series C, 5.700%, 7/01/08 (Pre-refunded to 7/01/06)

Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds (Ogden
Haverhill Project), Series 1998A:
  5.450%, 12/01/12 (Alternative Minimum Tax)                                                               1,245,870
  5.500%, 12/01/13 (Alternative Minimum Tax)                                                               1,498,033

Massachusetts Turnpike Authority, Western Turnpike Revenue Bonds, 1997 Series A, 5.550%, 1/01/17               792,253
----------------------------------------------------------------------------------------------------------------------
Michigan - 0.4%

Michigan State Hospital Finance Authority, Hospital Revenue Bonds (The Detroit Medical Center                  491,573
 Obligated Group), Series 1998A, 5.000%, 8/15/13
----------------------------------------------------------------------------------------------------------------------
Mississippi - 1.6%

Jones County, Mississippi, Hospital Revenue Refunding Bonds (South Central Regional Medical Center
Project), Series 1997:
  5.350%, 12/01/10                                                                                         1,289,253
  5.400%, 12/01/11                                                                                           500,395

--------------------------------------------------------------------------------
15

Portfolio of Investments
NUVEEN BALANCED MUNICIPAL AND STOCK FUND (continued)
June 30, 2002

   Principal
Amount (000) Description
--------------------------------------------------------------------------------------------------------------------
             Nevada - 1.6%

     $ 1,470 Nevada Housing Division, Single Family Mortgage Bonds, 1997 Mezzanine Series B-1, 6.000%, 4/01/15
              (Alternative Minimum Tax)

         250 Airport Authority of Washoe County, Reno, Nevada, Airport Revenue Refunding Bonds, Series 1993B,
              5.875%, 7/01/11
--------------------------------------------------------------------------------------------------------------------
             New Hampshire - 1.3%

       1,450 New Hampshire Higher Educational and Health Facilities Authority, Revenue Bonds, Series 1997 (New
              Hampshire College), 6.200%, 1/01/12
--------------------------------------------------------------------------------------------------------------------
             New York - 9.2%

       2,000 The City University of New York, New York, Certificates of Participation (John Jay College of Criminal
              Justice Project Refunding), Series 1995A, 6.000%, 8/15/06

       5,000 Erie County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Bonds
              (1998 CanFibre of Lackawanna Project), 8.875%, 12/01/13 (Alternative Minimum Tax) #

         500 Metropolitan Transportation Authority, New York, Transit Facilities Service Contract Bonds, Series O,
              5.750%, 7/01/07

         250 The City of New York, New York, General Obligation Bonds, Fiscal 1997 Series D, 5.875%, 11/01/11

         500 The City of New York, New York, General Obligation Bonds, Fiscal 1997 Series I, 6.000%, 4/15/09

       1,000 The City of New York, New York, General Obligation Bonds, Fiscal 1998 Series D, 5.500%, 8/01/10

             Dormitory Authority of the State of New York, Revenue Bonds, City University Issue, Series U:
         160   6.375%, 7/01/08 (Pre-refunded to 7/01/02)
         115   6.375%, 7/01/08

         285 New York State Urban Development Corporation, State Facilities Revenue Bonds, 1995 Refunding
              Series, 6.250%, 4/01/06

       1,700 New York State Urban Development Corporation, Project Revenue Bonds (Cornell Center for Theory and
              Simulation in Science and Engineering Grant), Series 1993, 5.900%, 1/01/07

       1,430 New York State Urban Development Corporation, Youth Facilities Service Contract Revenue Bonds,
              Series 1997, 6.500%, 4/01/07
--------------------------------------------------------------------------------------------------------------------
             North Carolina - 2.0%

       1,775 North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue Bonds, Series 1980,
              10.500%, 1/01/10
--------------------------------------------------------------------------------------------------------------------
             Ohio - 4.0%

       1,750 City of Dayton, Ohio, Special Facilities Revenue Refunding Bonds, 1988 Series C (Emery Air Freight
              Corporation and Emery Worldwide Airlines, Inc. - Guarantors), 6.050%, 10/01/09

       1,500 County of Lorain, Ohio, Healthcare Facilities Revenue Refunding Bonds, Series 1998A (Kendal at
              Oberlin), 5.375%, 2/01/12

       1,460 Ohio Building Authority, State Facilities Refunding Bonds (Toledo Government Office Building),
              1982 Series A, 10.125%, 10/01/06 (Pre-refunded to 4/01/03)
--------------------------------------------------------------------------------------------------------------------
             Oklahoma - 1.0%

       1,000 Oklahoma Industries Authority, Health System Revenue Refunding Bonds (Obligated Group consisting of
              INTEGRIS Baptist Medical Center, Inc., INTEGRIS South Oklahoma City Hospital Corporation and
              INTEGRIS Rural Health, Inc.), Series 1995D, 6.000%, 8/15/07
--------------------------------------------------------------------------------------------------------------------
             Rhode Island - 0.7%

         760 City of Providence, Rhode Island, General Obligation Bonds, 1997 Series A, 6.000%, 7/15/09
--------------------------------------------------------------------------------------------------------------------
             South Carolina - 0.9%

       1,000 Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002,
              5.875%, 12/01/19
--------------------------------------------------------------------------------------------------------------------
             Tennessee - 2.4%

       2,700 The Industrial Development Board of the City of Cookeville, Tennessee, Hospital Refunding Revenue
              Bonds, Series 1993 (Cookeville General Hospital Project), 5.750%, 10/01/10

                                                                                                         Optional Call
Description                                                                                                Provisions* Ratings**
---------------------------------------------------------------------------------------------------------------------------------
Nevada - 1.6%

Nevada Housing Division, Single Family Mortgage Bonds, 1997 Mezzanine Series B-1, 6.000%, 4/01/15       4/07 at 102.00       Aa3
 (Alternative Minimum Tax)

Airport Authority of Washoe County, Reno, Nevada, Airport Revenue Refunding Bonds, Series 1993B,        7/03 at 102.00       AAA
 5.875%, 7/01/11
---------------------------------------------------------------------------------------------------------------------------------
New Hampshire - 1.3%

New Hampshire Higher Educational and Health Facilities Authority, Revenue Bonds, Series 1997 (New       1/07 at 102.00      BBB-
 Hampshire College), 6.200%, 1/01/12
---------------------------------------------------------------------------------------------------------------------------------
New York - 9.2%

The City University of New York, New York, Certificates of Participation (John Jay College of Criminal    No Opt. Call       AA-
 Justice Project Refunding), Series 1995A, 6.000%, 8/15/06

Erie County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Bonds       12/10 at 103.00       N/R
 (1998 CanFibre of Lackawanna Project), 8.875%, 12/01/13 (Alternative Minimum Tax) #

Metropolitan Transportation Authority, New York, Transit Facilities Service Contract Bonds, Series O,     No Opt. Call       AA-
 5.750%, 7/01/07

The City of New York, New York, General Obligation Bonds, Fiscal 1997 Series D, 5.875%, 11/01/11       11/06 at 101.50         A

The City of New York, New York, General Obligation Bonds, Fiscal 1997 Series I, 6.000%, 4/15/09         4/07 at 101.00         A

The City of New York, New York, General Obligation Bonds, Fiscal 1998 Series D, 5.500%, 8/01/10         8/07 at 101.00         A

Dormitory Authority of the State of New York, Revenue Bonds, City University Issue, Series U:
  6.375%, 7/01/08 (Pre-refunded to 7/01/02)                                                           7/02 at 102.00     A3***
  6.375%, 7/01/08                                                                                     7/02 at 102.00        A3

New York State Urban Development Corporation, State Facilities Revenue Bonds, 1995 Refunding              No Opt. Call       AA-
 Series, 6.250%, 4/01/06

New York State Urban Development Corporation, Project Revenue Bonds (Cornell Center for Theory and      1/03 at 102.00       AA-
 Simulation in Science and Engineering Grant), Series 1993, 5.900%, 1/01/07

New York State Urban Development Corporation, Youth Facilities Service Contract Revenue Bonds,            No Opt. Call       AA-
 Series 1997, 6.500%, 4/01/07
---------------------------------------------------------------------------------------------------------------------------------
North Carolina - 2.0%

North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue Bonds, Series 1980,              No Opt. Call       AAA
 10.500%, 1/01/10
---------------------------------------------------------------------------------------------------------------------------------
Ohio - 4.0%

City of Dayton, Ohio, Special Facilities Revenue Refunding Bonds, 1988 Series C (Emery Air Freight        No Opt. Call       BB+
 Corporation and Emery Worldwide Airlines, Inc. - Guarantors), 6.050%, 10/01/09

County of Lorain, Ohio, Healthcare Facilities Revenue Refunding Bonds, Series 1998A (Kendal at          2/08 at 101.00       BBB
 Oberlin), 5.375%, 2/01/12

Ohio Building Authority, State Facilities Refunding Bonds (Toledo Government Office Building),          4/03 at 100.00       AAA
 1982 Series A, 10.125%, 10/01/06 (Pre-refunded to 4/01/03)
---------------------------------------------------------------------------------------------------------------------------------
Oklahoma - 1.0%

Oklahoma Industries Authority, Health System Revenue Refunding Bonds (Obligated Group consisting of       No Opt. Call       AAA
 INTEGRIS Baptist Medical Center, Inc., INTEGRIS South Oklahoma City Hospital Corporation and
 INTEGRIS Rural Health, Inc.), Series 1995D, 6.000%, 8/15/07
---------------------------------------------------------------------------------------------------------------------------------
Rhode Island - 0.7%

City of Providence, Rhode Island, General Obligation Bonds, 1997 Series A, 6.000%, 7/15/09              7/07 at 101.00       AAA
---------------------------------------------------------------------------------------------------------------------------------
South Carolina - 0.9%

Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002,    12/12 at 101.00       AA-
 5.875%, 12/01/19
---------------------------------------------------------------------------------------------------------------------------------
Tennessee - 2.4%

The Industrial Development Board of the City of Cookeville, Tennessee, Hospital Refunding Revenue      10/03 at 102.00        A-
 Bonds, Series 1993 (Cookeville General Hospital Project), 5.750%, 10/01/10

                                                                                                                Market
Description                                                                                                      Value
----------------------------------------------------------------------------------------------------------------------
Nevada - 1.6%

Nevada Housing Division, Single Family Mortgage Bonds, 1997 Mezzanine Series B-1, 6.000%, 4/01/15      $     1,569,401
 (Alternative Minimum Tax)

Airport Authority of Washoe County, Reno, Nevada, Airport Revenue Refunding Bonds, Series 1993B,               264,210
 5.875%, 7/01/11
----------------------------------------------------------------------------------------------------------------------
New Hampshire - 1.3%

New Hampshire Higher Educational and Health Facilities Authority, Revenue Bonds, Series 1997 (New            1,494,907
 Hampshire College), 6.200%, 1/01/12
----------------------------------------------------------------------------------------------------------------------
New York - 9.2%

The City University of New York, New York, Certificates of Participation (John Jay College of Criminal       2,227,520
 Justice Project Refunding), Series 1995A, 6.000%, 8/15/06

Erie County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Bonds             1,712,500
 (1998 CanFibre of Lackawanna Project), 8.875%, 12/01/13 (Alternative Minimum Tax) #

Metropolitan Transportation Authority, New York, Transit Facilities Service Contract Bonds, Series O,          566,105
 5.750%, 7/01/07

The City of New York, New York, General Obligation Bonds, Fiscal 1997 Series D, 5.875%, 11/01/11               267,670

The City of New York, New York, General Obligation Bonds, Fiscal 1997 Series I, 6.000%, 4/15/09                544,730

The City of New York, New York, General Obligation Bonds, Fiscal 1998 Series D, 5.500%, 8/01/10              1,064,010

Dormitory Authority of the State of New York, Revenue Bonds, City University Issue, Series U:
  6.375%, 7/01/08 (Pre-refunded to 7/01/02)                                                                  163,266
  6.375%, 7/01/08                                                                                            117,722

New York State Urban Development Corporation, State Facilities Revenue Bonds, 1995 Refunding                   317,082
 Series, 6.250%, 4/01/06

New York State Urban Development Corporation, Project Revenue Bonds (Cornell Center for Theory and           1,754,842
 Simulation in Science and Engineering Grant), Series 1993, 5.900%, 1/01/07

New York State Urban Development Corporation, Youth Facilities Service Contract Revenue Bonds,               1,621,477
 Series 1997, 6.500%, 4/01/07
----------------------------------------------------------------------------------------------------------------------
North Carolina - 2.0%

North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue Bonds, Series 1980,                 2,273,633
 10.500%, 1/01/10
----------------------------------------------------------------------------------------------------------------------
Ohio - 4.0%

City of Dayton, Ohio, Special Facilities Revenue Refunding Bonds, 1988 Series C (Emery Air Freight           1,540,840
 Corporation and Emery Worldwide Airlines, Inc. - Guarantors), 6.050%, 10/01/09

County of Lorain, Ohio, Healthcare Facilities Revenue Refunding Bonds, Series 1998A (Kendal at               1,481,805
 Oberlin), 5.375%, 2/01/12

Ohio Building Authority, State Facilities Refunding Bonds (Toledo Government Office Building),               1,539,307
 1982 Series A, 10.125%, 10/01/06 (Pre-refunded to 4/01/03)
----------------------------------------------------------------------------------------------------------------------
Oklahoma - 1.0%

Oklahoma Industries Authority, Health System Revenue Refunding Bonds (Obligated Group consisting of          1,120,820
 INTEGRIS Baptist Medical Center, Inc., INTEGRIS South Oklahoma City Hospital Corporation and
 INTEGRIS Rural Health, Inc.), Series 1995D, 6.000%, 8/15/07
----------------------------------------------------------------------------------------------------------------------
Rhode Island - 0.7%

City of Providence, Rhode Island, General Obligation Bonds, 1997 Series A, 6.000%, 7/15/09                     845,918
----------------------------------------------------------------------------------------------------------------------
South Carolina - 0.9%

Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002,          1,065,850
 5.875%, 12/01/19
----------------------------------------------------------------------------------------------------------------------
Tennessee - 2.4%

The Industrial Development Board of the City of Cookeville, Tennessee, Hospital Refunding Revenue            2,786,130
 Bonds, Series 1993 (Cookeville General Hospital Project), 5.750%, 10/01/10

--------------------------------------------------------------------------------
16

   Principal                                                      Optional Call                    Market
Amount (000) Description                                            Provisions* Ratings**           Value
---------------------------------------------------------------------------------------------------------
             Texas - 3.0%

     $ 2,000 Abilene Higher Education Authority, Inc., Texas,   11/08 at 100.00       Aa3 $     2,033,500
              Student Loan Revenue Bonds, Subordinate Series
              1998B (Subordinate Lien Fixed Rate Term Bonds),
              5.050%, 7/01/13 (Alternative Minimum Tax)

         250 City of San Antonio, Texas, Airport System          7/06 at 101.00       AAA         266,570
              Improvement Revenue Bonds, Series 1996, 5.700%,
              7/01/09 (Alternative Minimum Tax)

         150 Texas Department of Housing and Community           9/06 at 102.00       AAA         160,584
              Affairs, Single Family Mortgage Revenue
              Bonds, 1996 Series E, 5.750%, 3/01/10

       1,000 Tyler Health Facilities Development Corporation,    7/02 at 100.00      Baa1         999,920
              Texas, Hospital Revenue Bonds (Mother Frances
              Hospital Regional Healthcare Center Project),
              Series 1997A, 5.500%, 7/01/09
---------------------------------------------------------------------------------------------------------
             Utah - 0.2%

         200 State Board of Regents of the State of Utah,       11/05 at 102.00       AAA         215,495
              Student Loan Revenue Bonds, 1995 Series N
              Bonds, 6.000%, 5/01/08 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------
             Washington - 0.8%

         800 Washington Public Power Supply System, Project      7/06 at 102.00       AAA         868,371
              No. 3, Refunding Revenue Bonds, Series 1996-A,
              5.700%, 7/01/09
---------------------------------------------------------------------------------------------------------
     $68,050 Total Municipal Bonds (cost $68,427,847)                                          65,762,404
---------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $112,438,469) - 99.5%                                    113,262,220
             -------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 0.5%                                                 616,132
             -------------------------------------------------------------------------------------------
             Net Assets - 100%                                                            $   113,878,352
             -------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent accountants):
              Using the higher of Standard & Poor's or Moody's rating.
          *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
          N/R Investment is not rated.
           # Non-income producing security. In the case of a bond, non-income producing generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.


                                See accompanying notes to financial statements.

----
17

Portfolio of Investments
NUVEEN BALANCED STOCK AND BOND FUND
June 30, 2002

                                                                                 Market
 Shares Description                                                               Value
---------------------------------------------------------------------------------------
        COMMON STOCKS - 62.5%
        Consumer Discretionary - 11.9%
 14,244 Gannet Co., Inc.                                               $      1,081,120
 20,800 General Motors Corporation                                            1,111,760
 43,061 Koninklijke (Royal) Philips Electronics N.V. - New York Shares        1,188,484
118,500 Liberty Media Corporation - Class A #                                 1,185,000
 46,900 McDonald's Corporation                                                1,334,305
 19,850 Sears, Roebuck and Co.                                                1,077,855
 30,350 Target Corporation                                                    1,127,199
---------------------------------------------------------------------------------------
        Consumer Staples - 3.6%
 22,900 Diageo plc Sponsored ADR                                              1,182,785
 20,100 Kimberly-Clark Corporation                                            1,246,200
---------------------------------------------------------------------------------------
        Energy - 6.0%
 39,250 Conoco Inc.                                                           1,091,150
 25,042 Encana Corp.                                                            766,285
 31,381 Exxon Mobil Corporation #                                             1,284,111
 15,650 Phillips Petroleum Company                                              921,472
---------------------------------------------------------------------------------------
        Financials - 16.6%
 28,100 Bank One Corporation                                                  1,081,288
 47,874 Citigroup Inc.                                                        1,855,118
 15,650 Fannie Mae                                                            1,154,188
 37,700 FleetBoston Financial Corporation                                     1,219,595
 15,050 Goldman Sachs Group, Inc.                                             1,103,918
 18,200 Household International, Inc.                                           904,540
 22,200 Loews Corporation                                                     1,192,140
 39,000 MetLife, Inc.                                                         1,123,200
 29,400 Travelers Property Casualty Corp. - Class A #                           520,380
 23,100 Wells Fargo & Company                                                 1,156,386
---------------------------------------------------------------------------------------
        Healthcare - 7.0%
  6,800 Becton, Dickinson and Company                                           234,260
 32,600 Bristol-Myers Squibb Company                                            837,820
  6,950 CIGNA Corporation                                                       677,069
 20,700 Guidant Corporation #                                                   625,761
 21,000 HCA Inc.                                                                997,500
 55,900 Schering-Plough Corporation                                           1,375,140
---------------------------------------------------------------------------------------
        Industrials - 5.8%
 19,000 Caterpillar Inc.                                                        930,050
 69,800 Cendant Corporation #                                                 1,108,424
  7,800 General Dynamics Corporation                                            829,530
 30,700 Honeywell International Inc.                                          1,081,561
---------------------------------------------------------------------------------------
        Information Technology - 3.6%
 22,050 Electronic Data Systems Corporation                                     819,158
 27,900 Intel Corporation                                                       509,733

--------------------------------------------------------------------------------
18

                                                                                        Market
       Shares Description                                                                Value
----------------------------------------------------------------------------------------------
              Information Technology (continued)
        9,350 International Business Machines Corporation (IBM)               $        673,200
       69,500 Solectron Corporation #                                                  427,425
----------------------------------------------------------------------------------------------
              Materials - 2.8%
       30,700 Dow Chemical Company                                                   1,055,466
       13,050 Weyerhaeuser Company                                                     833,243
----------------------------------------------------------------------------------------------
              Utilities - 5.2%
       66,400 AT&T Corp.                                                               710,480
       16,500 American Electric Power Company, Inc.                                    660,330
       16,600 Entergy Corporation                                                      704,504
       36,647 Verizon Communications Inc.                                            1,471,377
----------------------------------------------------------------------------------------------
              Total Common Stocks (cost $40,072,299)                                42,470,510
              --------------------------------------------------------------------------------
              PREFERRED STOCKS - 1.1%
              Consumer Discretionary - 1.1%
       37,257 The News Corporation Limited Sponsored ADR                               735,826
----------------------------------------------------------------------------------------------
              Total Preferred Stocks (cost $759,580)                                   735,826
              --------------------------------------------------------------------------------

    Principal
Amount/Shares                                                                           Market
        (000) Description                                                                Value
----------------------------------------------------------------------------------------------
              U.S. GOVERNMENT and AGENCY OBLIGATIONS - 33.6%
              U.S. Treasury Bonds - 6.4%
    $   2,625 7.250%, 5/15/16                                                 $      3,093,710
        1,195 6.000%, 2/15/26                                                        1,242,983
----------------------------------------------------------------------------------------------
              U.S. Treasury Notes - 27.2%
        2,000 4.250%, 5/31/03                                                        2,042,500
        1,925 7.875%, 11/15/04                                                       2,133,325
        2,385 6.500%, 5/15/05                                                        2,589,049
        3,740 7.000%, 7/15/06                                                        4,177,546
        4,125 4.750%, 11/15/08                                                       4,200,467
        3,215 5.750%, 8/15/10                                                        3,439,042
----------------------------------------------------------------------------------------------
    $  21,210 Total U.S. Government and Agency Obligations (cost $21,711,858)       22,918,622
----------------------------------------------------------------------------------------------
-------------
              SHORT-TERM INVESTMENTS - 2.4%
        1,609 J.P. Morgan Prime Money Market Fund, 1.670%                            1,609,056
----------------------------------------------------------------------------------------------
-------------
              Total Short-Term Investments (cost $1,609,056)                         1,609,056
              --------------------------------------------------------------------------------
              Total Investments (cost $64,152,793) - 99.6%                          67,734,014
              --------------------------------------------------------------------------------
              Other Assets Less Liabilities - 0.4%                                     250,649
              --------------------------------------------------------------------------------
              Net Assets - 100%                                               $     67,984,663
              --------------------------------------------------------------------------------

           #  Non-income producing.

                                See accompanying notes to financial statements.

----
19

Portfolio of Investments
NUVEEN EUROPEAN VALUE FUND
June 30, 2002

                                                                                Market
Shares Description                                                               Value
--------------------------------------------------------------------------------------
       COMMON STOCKS - 89.2%
       Consumer Discretionary - 15.3%
22,094 Koninklijke (Royal) Philips Electronics N.V. - New York Shares $        609,794
35,300 Liberty Media Corporation - Class A #                                   353,000
22,500 Orient-Express Hotel Ltd. - Class A #                                   385,425
--------------------------------------------------------------------------------------
       Consumer Staples - 13.5%
 7,850 Diageo plc Sponsored ADR                                                405,453
12,500 Metro AG                                                                382,693
 6,900 Nestle S.A. Sponsored ADR                                               402,225
--------------------------------------------------------------------------------------
       Energy - 12.8%
14,200 BP plc Sponsored ADR                                                    716,958
 5,100 TotalFinaElf S.A. Sponsored ADR                                         412,590
--------------------------------------------------------------------------------------
       Financials - 22.0%
21,800 ABN AMRO Holding NV Sponsored ADR                                       393,926
15,000 Converium Holding AG ADR #                                              386,250
48,400 Barclays plc                                                            407,243
14,200 Groupe Bruxelles Lambert S.A.                                           741,862
--------------------------------------------------------------------------------------
       Healthcare - 4.7%
 9,400 Novartis AG ADR                                                         412,002
--------------------------------------------------------------------------------------
       Industrials - 4.5%
78,100 BAE SYSTEMS plc                                                         398,810
--------------------------------------------------------------------------------------
       Materials - 4.5%
10,000 UPM-Kymmene Oyj Sponsored ADR                                           394,300
--------------------------------------------------------------------------------------
       Utilities - 11.9%
58,300 National Grid Group plc                                                 414,118
50,600 Hellenic Telecommunications Organization S.A. (OTE) ADR                 395,186
11,100 Vivendi Universal S.A. Sponsored ADR                                    238,651
--------------------------------------------------------------------------------------
       Total Common Stocks (cost $7,586,321)                                 7,850,486
       -------------------------------------------------------------------------------
       PREFERRED STOCKS - 3.5%
       Consumer Discretionary - 3.5%
15,400 The News Corporation Limited Sponsored ADR                              304,150
--------------------------------------------------------------------------------------
       Total Preferred Stocks (cost $341,308)                                  304,150
       -------------------------------------------------------------------------------


--------------------------------------------------------------------------------
20

    Principal
Amount/Shares                                                                       Market
        (000) Description                                                            Value
------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS - 6.3%

          257 J.P. Morgan Prime Money Market Fund, 1.670%,                 $       257,147

      $   300 United Parcel Service, Commercial Paper, 1.880%, 7/01/02             300,000
------------------------------------------------------------------------------------------
              Total Short-Term Investments (cost $557,147)                         557,147
              --------------------------------------------------------------------------
              Total Investments (cost $8,484,776) - 99.0%                        8,711,783
              --------------------------------------------------------------------------
              Other Assets Less Liabilities - 1.0%                                  89,089
              --------------------------------------------------------------------------
              Net Assets - 100%                                            $     8,800,872
              --------------------------------------------------------------------------

           #  Non-income producing.

       Country Allocation (as a percentage of the fund's net assets)
       ------------------------------------------------------------------
       United Kingdom                                               26.7%
       ------------------------------------------------------------------
       Switzerland                                                  13.6
       ------------------------------------------------------------------
       Netherlands                                                  11.4
       ------------------------------------------------------------------
       United States                                                10.3
       ------------------------------------------------------------------
       Belgium                                                       8.4
       ------------------------------------------------------------------
       France                                                        7.4
       ------------------------------------------------------------------
       Greece                                                        4.5
       ------------------------------------------------------------------
       Finland                                                       4.5
       ------------------------------------------------------------------
       Bermuda                                                       4.4
       ------------------------------------------------------------------
       Germany                                                       4.3
       ------------------------------------------------------------------
       Australia                                                     3.5
       ------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
21

Statement of Assets and Liabilities
June 30, 2002

                                                                 Large-Cap  Municipal and     Stock and      European
                                                                     Value          Stock          Bond         Value
----------------------------------------------------------------------------------------------------------------------
Assets
Investment securities, at market value                       $723,404,860    $113,262,220  $67,734,014   $ 8,711,783
 (cost $691,910,323, $112,438,469, $64,152,793 and
   $8,484,776, respectively)
Receivables:
 Dividends and interest                                         1,375,538       1,540,260      398,603        39,447
 Investments sold                                               4,735,674         345,605      293,448       203,872
 Shares sold                                                    2,562,394              --      479,943         4,960
Deferred organizational assets                                         --              --           --        12,130
Other assets                                                      228,903          33,234       20,643           961
----------------------------------------------------------------------------------------------------------------------
   Total assets                                               732,307,369     115,181,319   68,926,651     8,973,153
----------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                         --         247,683           --            --
Payables:
 Investments purchased                                          5,533,135         360,154      336,196        42,325
 Shares redeemed                                                2,963,296         290,953      112,821        29,227
Accrued expenses:
 Management fees                                                  505,499         112,246       60,697        73,440
 12b-1 distribution and service fees                              230,546          51,796       25,367         2,641
 Other                                                            762,145         121,459       99,139        24,648
Dividends payable                                                  41,005         118,676      307,768            --
----------------------------------------------------------------------------------------------------------------------
   Total liabilities                                           10,035,626       1,302,967      941,988       172,281
----------------------------------------------------------------------------------------------------------------------
Net assets                                                   $722,271,743    $113,878,352  $67,984,663   $ 8,800,872
----------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                   $577,946,435    $ 68,196,541  $42,907,014   $ 2,132,007
Shares outstanding                                             27,073,527       3,178,657    1,827,150       120,726
Net asset value and redemption price per share               $      21.35    $      21.45  $     23.48   $     17.66
Offering price per share (net asset value per share
 plus maximum sales charge of 5.75% of offering price)       $      22.65    $      22.76  $     24.91   $     18.74
----------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                   $ 73,011,008    $ 34,070,906  $13,067,363   $ 2,312,382
Shares outstanding                                              3,463,985       1,538,773      556,631       132,249
Net asset value, offering and redemption price per share     $      21.08    $      22.14  $     23.48   $     17.49
----------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                   $ 53,729,160    $ 10,828,370  $ 6,686,078   $   399,716
Shares outstanding                                              2,553,091         489,531      284,582        22,853
Net asset value, offering and redemption price per share     $      21.04    $      22.12  $     23.49   $     17.49
----------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                   $ 17,585,140    $    782,535  $ 5,324,208   $ 3,956,767
Shares outstanding                                                821,408          36,964      226,811       223,597
Net asset value, offering and redemption price per share     $      21.41    $      21.17  $     23.47   $     17.70
----------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
----------------------------------------------------------------------------------------------------------------------
Capital paid-in                                              $709,678,048    $119,498,392  $64,873,743   $ 9,898,897
Undistributed (Over-distribution of) net investment income        777,480         111,424     (128,827)      (31,295)
Accumulated net realized gain (loss) from investments and
 foreign currency transactions                                (19,678,322)     (6,555,215)    (341,474)   (1,293,737)
Net unrealized appreciation of investments                     31,494,537         823,751    3,581,221       227,007
----------------------------------------------------------------------------------------------------------------------
Net assets                                                   $722,271,743   $113,878,352   $67,984,663   $ 8,800,872
----------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
22

Statement of Operations
Year Ended June 30, 2002

                                         Large-Cap Municipal and     Stock and   European
                                             Value         Stock          Bond      Value
-----------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign tax
 withheld of $58,680, $4,062,
 $3,350 and $15,555, respectively)  $  12,858,640   $    912,224  $   756,757  $ 148,694
Interest                                  706,844      4,219,512    1,406,700      8,643
-----------------------------------------------------------------------------------------
Total investment income                13,565,484      5,131,736    2,163,457    157,337
-----------------------------------------------------------------------------------------
Expenses
Management fees                         6,639,209        977,400      538,538     84,887
12b-1 service fees - Class A            1,605,353        195,429      117,261      4,883
12b-1 distribution and service
 fees - Class B                           835,621        384,854      130,053     24,803
12b-1 distribution and service
 fees - Class C                           594,227        128,857       65,045      4,877
Shareholders' servicing agent fees
 and expenses                           1,507,496        165,181      120,243     20,615
Custodian's fees and expenses             197,397         83,710       67,534     34,785
Trustees' fees and expenses                82,518         16,002        7,701      1,099
Professional fees                         110,493         27,862       21,593      7,473
Shareholders' reports - printing
 and mailing expenses                     242,585         24,616       15,293      2,412
Federal and state registration fees        64,443         40,597       38,902     38,279
Amortization of deferred
 organization costs                         7,478          9,808       10,593     32,000
Other expenses                             44,168         14,348        7,653      1,902
-----------------------------------------------------------------------------------------
Total expenses before custodian
 fee credit and expense
 reimbursement                         11,930,988      2,068,664    1,140,409    258,015
 Custodian fee credit                     (11,076)        (3,175)      (4,158)      (552)
 Expense reimbursement                         --        (52,018)    (110,054)  (107,275)
-----------------------------------------------------------------------------------------
Net expenses                           11,919,912      2,013,471    1,026,197    150,188
-----------------------------------------------------------------------------------------
Net investment income                   1,645,572      3,118,265    1,137,260      7,149
-----------------------------------------------------------------------------------------
Realized and Unrealized Gain
 (Loss) from Investments and
 Foreign Currency Transactions
Net realized gain (loss) from
 investments and foreign currency
 transactions                          (4,527,420)    (6,224,529)     321,485   (286,281)
Net change in unrealized
 appreciation or depreciation of
 investments and foreign currency
 transactions                         (98,703,834)    (8,156,217)  (5,293,191)  (169,579)
-----------------------------------------------------------------------------------------
Net gain (loss) from investments
 and foreign currency transactions   (103,231,254)   (14,380,746)  (4,971,706)  (455,860)
-----------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations             $(101,585,682)  $(11,262,481) $(3,834,446) $(448,711)
-----------------------------------------------------------------------------------------




                                See accompanying notes to financial statements.

----
23

Statement of Changes in Net Assets

                                                                              Large-Cap Value            Municipal and Stock
                                                                       ----------------------------  --------------------------
                                                                           Year Ended     Year Ended    Year Ended    Year Ended
                                                                              6/30/02        6/30/01       6/30/02       6/30/01
--------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                  $   1,645,572  $   4,328,364  $  3,118,265  $  3,981,148
Net realized gain (loss) from investments and foreign currency
 transactions                                                             (4,527,420)    (8,527,624)   (6,224,529)      474,092
Net change in unrealized appreciation or depreciation of investments
 and foreign currency transactions                                       (98,703,834)    92,490,517    (8,156,217)    6,163,201
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                   (101,585,682)    88,291,257   (11,262,481)   10,618,441
--------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
 Class A                                                                  (2,099,538)    (5,752,509)   (2,446,569)   (3,126,204)
 Class B                                                                          --        (66,677)     (633,962)     (849,513)
 Class C                                                                          --        (44,578)     (213,285)     (281,418)
 Class R                                                                    (103,668)      (203,793)      (31,664)      (45,142)
From accumulated net realized gains from investments and
 foreign currency transactions:
 Class A                                                                          --    (62,036,221)     (217,873)   (3,993,405)
 Class B                                                                          --     (8,442,715)     (103,854)   (1,887,874)
 Class C                                                                          --     (5,623,621)      (35,252)     (626,375)
 Class R                                                                          --     (1,656,756)       (2,330)      (49,431)
--------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                 (2,203,206)   (83,826,870)   (3,684,789)  (10,859,362)
--------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                          99,540,377     79,171,942     7,285,855    11,962,862
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                                             1,334,197     53,886,294     2,446,400     7,027,448
--------------------------------------------------------------------------------------------------------------------------------
                                                                         100,874,574    133,058,236     9,732,255    18,990,310
Cost of shares redeemed                                                 (121,869,916)  (126,300,061)  (23,555,735)  (31,227,749)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions       (20,995,342)     6,758,175   (13,823,480)  (12,237,439)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                   (124,784,230)    11,222,562   (28,770,750)  (12,478,360)
Net assets at the beginning of year                                      847,055,973    835,833,411   142,649,102   155,127,462
--------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                          $ 722,271,743  $ 847,055,973  $113,878,352  $142,649,102
--------------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of year                                                               $     777,480  $   1,335,114  $    111,424  $    319,253
--------------------------------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
24

                                                         Stock and Bond             European Value
                                                   --------------------------  ------------------------
                                                      Year Ended    Year Ended   Year Ended   Year Ended
                                                         6/30/02       6/30/01      6/30/02      6/30/01
--------------------------------------------------------------------------------------------------------
Operations
Net investment income                              $  1,137,260  $  1,509,394  $     7,149  $    34,593
Net realized gain (loss) from investments and
 foreign currency transactions                          321,485      (183,028)    (286,281)    (891,069)
Net change in unrealized appreciation or
 depreciation of investments and foreign currency
 transactions                                        (5,293,191)    5,855,680     (169,579)    (597,727)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 operations                                          (3,834,446)    7,182,046     (448,711)  (1,454,203)
--------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
 Class A                                               (894,605)   (1,133,158)      (8,615)     (24,253)
 Class B                                               (155,167)     (175,731)          --       (1,555)
 Class C                                                (77,058)      (96,121)          --         (344)
 Class R                                               (117,577)     (128,449)     (28,454)     (55,294)
From accumulated net realized gains from
 investments and foreign currency transactions:
 Class A                                                (17,664)   (3,655,370)          --     (273,483)
 Class B                                                 (4,754)     (816,503)          --     (292,124)
 Class C                                                 (2,403)     (451,379)          --      (74,185)
 Class R                                                 (2,003)     (368,528)          --     (455,260)
--------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to
 shareholders                                        (1,271,231)   (6,825,239)     (37,069)  (1,176,498)
--------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                      9,952,978     9,075,897    2,697,261    8,421,999
Net proceeds from shares issued to shareholders
 due to reinvestment of distributions                   836,884     4,661,808       15,195      604,569
--------------------------------------------------------------------------------------------------------
                                                     10,789,862    13,737,705    2,712,456    9,026,568
Cost of shares redeemed                             (10,866,105)  (15,842,494)  (3,321,686)  (9,653,711)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in assets from Fund share
 transactions                                           (76,243)   (2,104,789)    (609,230)    (627,143)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                (5,181,920)   (1,747,982)  (1,095,010)  (3,257,844)
Net assets at the beginning of year                  73,166,583    74,914,565    9,895,882   13,153,726
--------------------------------------------------------------------------------------------------------
Net assets at the end of year                      $ 67,984,663  $ 73,166,583  $ 8,800,872  $ 9,895,882
--------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net
 investment income at the end of year              $   (128,827) $     10,194  $   (31,295) $     7,709
--------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
25

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust is comprised of the Nuveen Large-Cap Value Fund ("Large-Cap Value"), the Nuveen Balanced Municipal and Stock Fund ("Municipal and Stock"), the Nuveen Balanced Stock and Bond Fund ("Stock and Bond") and the Nuveen European Value Fund ("European Value") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust in 1996.

Effective January 2, 2001, the Nuveen Growth and Income Stock Fund changed its name to the Nuveen Large-Cap Value Fund. Large-Cap Value invests primarily in a diversified portfolio of large- and mid-cap equities of domestic companies as a source of capital growth. In addition to investments in equity securities, the Fund may invest in cash equivalents and short-term fixed income investments in order to preserve capital or to enhance returns or as a temporary defensive measure.

Municipal and Stock invests in a mix of equities and tax-exempt securities for capital growth, capital preservation and current tax-exempt income. During temporary defensive periods, the Fund may invest any percentage of its assets in temporary investments.

Stock and Bond invests in a mix of equities, taxable bonds and cash equivalents for capital growth, capital preservation and current income. During temporary defensive periods, the Fund may invest any percentage of its assets in temporary investments.

European Value invests primarily in a diversified portfolio of stocks of established, well-known European companies with at least $1 billion in market capitalization and seeks to provide over time a superior total return with moderated risk. In addition to investments in equity securities, the Fund may invest in cash equivalents and short-term investments as a temporary defensive measure. The Fund may invest in a variety of European securities, including American Depository Receipts ("ADRs") and other types of depository receipts; equity securities of European companies that may or may not be publicly traded in the U.S.; Eurodollar convertibles; fixed-income securities of European companies that may or may not be publicly traded in the U.S.; and debt obligations issued or guaranteed by European governments, their agencies, authorities or instrumentalities. All foreign investments involve certain risks in addition to those associated with U.S. investments.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange or Nasdaq on which such securities are primarily traded. Securities traded on a securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the most recent bid prices. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal bonds), the pricing service establishes fair market value based on prices of comparable securities. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the delayed delivery and when-issued purchase commitments. At June 30, 2002, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income which includes amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Net ordinary taxable income is declared and distributed to shareholders annually for Large-Cap Value, Municipal and Stock, and European Value and quarterly for Stock and Bond. Tax-exempt net investment income is declared and distributed to shareholders monthly for Municipal and Stock. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.


--------------------------------------------------------------------------------
26

Federal Income Taxes
The Funds intend to distribute all income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required. In addition, Municipal and Stock intends to satisfy conditions which will enable interest from municipal obligations, which is exempt from regular federal income tax when received by the Fund, to qualify as exempt-interest dividends when distributed to shareholders of the Fund. All monthly tax-exempt income dividends paid by Municipal and Stock during the fiscal year ended June 30, 2002, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions made by the Funds are subject to federal taxation.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchase only under limited circumstances.

Effective January 2, 2002, European Value began imposing a 2% redemption fee on shares that are redeemed or exchanged within 90 days of acquisition.

Derivative Financial Instruments
The Funds may invest in options, forward and futures contracts, which are sometimes referred to as derivative transactions. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended June 30, 2002.

Expense Allocation
Expenses of each Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Deferred Organization Costs
Each Fund's costs incurred in connection with its organization and initial registration of shares was deferred and amortized over a 60-month period beginning August 7, 1996 for Large-Cap Value, Municipal and Stock, and Stock and Bond and May 29, 1998, for European Value. If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

Foreign Currency Translations
To the extent that European Value invests in securities that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if U.S. dollars fall in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Foreign Currency Transactions
European Value may engage in foreign currency exchange transactions in connection with its portfolio investments and assets and liabilities denominated in foreign currencies. The Fund may engage in foreign currency forward, options and futures contracts. The Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. If the Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, the Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates daily. In addition, the Fund may segregate assets to cover its futures contracts obligations.

The objective of European Value's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities and other assets and liabilities will decline in value due to changes in foreign currency exchange rates. All foreign currency forward contracts, options and futures transactions are "marked-to-market" daily at the applicable market rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The contractual amounts of forward foreign currency exchange contracts does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all


--------------------------------------------------------------------------------
27
related and offsetting transactions are considered. As of June 30, 2002, there were no open foreign currency forward, options or futures contracts. The gains or losses on investments resulting from changes in foreign exchange rates are included with net realized and unrealized gain (loss) on investments.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Change in Accounting Policy
As required, effective July 1, 2001, the Funds have adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies. Prior to July 1, 2001, the Funds did not amortize premium on taxable debt securities and did not accrete taxable market discount on debt securities until they were sold. The cumulative effect of this accounting change had no impact on the total net assets or the net asset values of the Funds, but resulted in a net decrease in the cost of securities and a corresponding net increase in net unrealized appreciation based on securities held by the Funds on July 1, 2001, as follows:

                      Large-Cap Municipal Stock and European
                          Value and Stock      Bond    Value
                    ----------------------------------------
                           $--       $--  $186,748      $--
                    ----------------------------------------

The net effect of this change for the fiscal year ended June 30, 2002, is as follows:

                                                   Large-Cap Municipal   Stock and  European
                                                       Value and Stock        Bond     Value
----------------------------------------------------------------------------
Investment income                                       $--   $ 1,804   $(104,040)      $--
Net increase (decrease) in unrealized appreciation       --    (1,804)    (50,834)       --
Net realized gain (loss)                                 --        --     154,874        --
----------------------------------------------------------------------------

The Statement of Changes in Net Assets and Financial Highlights for the prior periods have not been restated to reflect this change in presentation.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                        Large-Cap Value
                                                     ----------------------------------------------------
                                                             Year Ended                 Year Ended
                                                              6/30/02                    6/30/01
                                                     -------------------------  -------------------------
                                                          Shares         Amount      Shares         Amount
----------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             3,702,627  $  83,102,447   2,021,640  $  49,282,356
  Class B                                               284,665      6,505,287     471,315     11,503,762
  Class C                                               324,865      7,429,027     671,872     16,522,737
  Class R                                               107,997      2,503,616      75,475      1,863,087
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                                51,884      1,238,637   1,825,369     43,898,972
  Class B                                                    --             --     215,007      5,103,199
  Class C                                                    --             --     130,554      3,094,848
  Class R                                                 3,985         95,560      74,103      1,789,275
----------------------------------------------------------------------------------------------------------
                                                      4,476,023    100,874,574   5,485,335    133,058,236
----------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                            (4,263,775)   (97,445,875) (3,770,156)   (93,738,400)
  Class B                                              (586,716)   (13,292,592)   (780,031)   (19,228,576)
  Class C                                              (413,987)    (9,412,671)   (451,634)   (11,186,544)
  Class R                                               (74,920)    (1,718,778)    (86,533)    (2,146,541)
----------------------------------------------------------------------------------------------------------
                                                     (5,339,398)  (121,869,916) (5,088,354)  (126,300,061)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                                (863,375) $ (20,995,342)    396,981  $   6,758,175
----------------------------------------------------------------------------------------------------------


----
28


                                                                  Municipal and Stock
                                                  --------------------------------------------------
                                                         Year Ended                Year Ended
                                                           6/30/02                   6/30/01
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            142,944  $  3,283,182     197,329  $  4,811,115
  Class B                                            116,967     2,748,025     184,352     4,588,076
  Class C                                             50,634     1,204,597      98,436     2,453,450
  Class R                                              2,238        50,051       4,647       110,221
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             83,251     1,914,611     209,838     5,081,459
  Class B                                             16,120       382,411      57,082     1,404,132
  Class C                                              5,434       128,819      19,242       472,733
  Class R                                                902        20,559       2,878        69,124
-----------------------------------------------------------------------------------------------------
                                                     418,490     9,732,255     773,804    18,990,310
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (591,590)  (13,405,972)   (704,530)  (17,270,818)
  Class B                                           (277,398)   (6,481,651)   (411,893)  (10,281,141)
  Class C                                           (145,130)   (3,374,387)   (140,308)   (3,513,505)
  Class R                                            (13,032)     (293,725)     (6,732)     (162,285)
-----------------------------------------------------------------------------------------------------
                                                  (1,027,150)  (23,555,735) (1,263,463)  (31,227,749)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                             (608,660) $(13,823,480)   (489,659) $(12,237,439)
-----------------------------------------------------------------------------------------------------

                                                                    Stock and Bond
                                                  --------------------------------------------------
                                                         Year Ended                Year Ended
                                                           6/30/02                   6/30/01
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            146,498  $  3,597,006     160,956  $  4,094,887
  Class B                                            158,114     3,869,007     115,735     2,948,417
  Class C                                             81,985     2,016,810      56,517     1,434,687
  Class R                                             19,187       470,155      23,234       597,906
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             24,934       616,596     136,088     3,415,832
  Class B                                              3,188        78,788      22,890       573,223
  Class C                                              1,310        32,404       7,913       198,210
  Class R                                              4,413       109,096      18,905       474,543
-----------------------------------------------------------------------------------------------------
                                                     439,629    10,789,862     542,238    13,737,705
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (286,319)   (7,048,829)   (437,176)  (11,217,890)
  Class B                                            (89,617)   (2,194,867)    (98,109)   (2,514,230)
  Class C                                            (55,955)   (1,364,526)    (69,770)   (1,803,185)
  Class R                                            (10,604)     (257,883)    (11,917)     (307,189)
-----------------------------------------------------------------------------------------------------
                                                    (442,495)  (10,866,105)   (616,972)  (15,842,494)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                               (2,866) $    (76,243)    (74,734) $ (2,104,789)
-----------------------------------------------------------------------------------------------------


----
29

                                                                                   European Value
                                                                    --------------------------------------------
                                                                          Year Ended             Year Ended
                                                                           6/30/02                6/30/01
                                                                    ---------------------  ---------------------
                                                                       Shares       Amount    Shares       Amount
-----------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                            130,354  $ 2,328,666   199,493  $ 3,828,394
  Class B                                                              4,839       90,232    17,918      364,919
  Class C                                                              1,122       20,314    53,439      988,604
  Class R                                                             14,159      258,049   172,034    3,240,082
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                332        6,030    11,142      218,311
  Class B                                                                 --           --     9,584      185,017
  Class C                                                                 --           --     1,605       30,959
  Class R                                                                504        9,165     8,655      170,282
-----------------------------------------------------------------------------------------------------------------
                                                                     151,310    2,712,456   473,870    9,026,568
-----------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                           (136,972)  (2,441,218) (228,093)  (4,420,106)
  Class B                                                            (20,638)    (363,534)  (31,307)    (635,102)
  Class C                                                            (13,160)    (233,068)  (57,621)  (1,072,029)
  Class R                                                            (15,979)    (283,866) (186,413)  (3,526,474)
-----------------------------------------------------------------------------------------------------------------
                                                                    (186,749)  (3,321,686) (503,434)  (9,653,711)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                              (35,439) $  (609,230)  (29,564) $  (627,143)
-----------------------------------------------------------------------------------------------------------------

3. Subsequent Event - Distributions to Shareholders

Municipal and Stock declared a dividend distribution from its tax-exempt net investment income which was paid on August 1, 2002, to shareholders of record on July 9, 2002, as follows:

                                             Municipal
                                             and Stock
                         -----------------------------
                         Dividend per share:
                           Class A              $.0390
                           Class B               .0260
                           Class C               .0260
                           Class R               .0430
                         -----------------------------
                         -----------------------------

4. Securities Transactions

Purchases and sales (including maturities) of investment securities, U.S. Government and agency obligations and short-term investments for the fiscal year ended June 30, 2002, were as follows:

                                               Large-Cap   Municipal    Stock and    European
                                                   Value   and Stock         Bond       Value
---------------------------------------------------------------------------------------------
Purchases:
  Investment securities                   $  625,311,787 $43,043,001 $ 42,659,654 $18,952,229
  U.S. Government and agency obligations              --          --   14,812,460          --
  Short-term investments                   2,210,120,320  11,629,228  237,441,602  30,503,761
Sales and maturities:
  Investment securities                      641,445,203  54,210,119   44,063,032  20,247,322
  U.S. Government and agency obligations              --          --   12,953,234          --
  Short-term investments                   2,212,624,096  11,629,228  237,946,249  29,948,338
---------------------------------------------------------------------------------------------

5. Income Tax Information

The following information is presented on an income tax basis as of June 30, 2002. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income adjustments due to accretion of discount on taxable market discount securities and amortization of premium on debt securities as well as timing differences in recognizing certain gains and losses on security transactions.


                       Large-Cap    Municipal   Stock and   European
                           Value    and Stock        Bond      Value
--------------------------------------------------------------------
Cost of investments $698,458,816 $112,736,978 $64,804,054 $8,535,603
--------------------------------------------------------------------


----
30


                                                              Large-Cap    Municipal    Stock and   European
                                                                  Value    and Stock         Bond      Value
------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation                             $ 93,557,974  $ 9,873,051  $ 6,775,158  $ 610,030
Gross unrealized depreciation                              (68,611,930)  (9,347,809)  (3,845,198)  (433,850)
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments $ 24,946,044  $   525,242  $ 2,929,960  $ 176,180
------------------------------------------------------------------------------------------------------------

The tax components of undistributed net investment income and realized gains at June 30, 2002, were as follows:

                                        Large-Cap Municipal Stock and European
                                            Value and Stock      Bond    Value
  ----------------------------------------------------------------------------
  Undistributed tax-exempt income        $     --  $  9,220  $     --   $   --
  Undistributed ordinary income*          777,481   280,870   319,160    1,371
  Undistributed long-term capital gains        --        --   173,874       --
  ----------------------------------------------------------------------------

The tax character of distributions paid during the fiscal year ended June 30, 2002, were as follows:

                                             Large-Cap   Municipal  Stock and European
                                                 Value   and Stock       Bond    Value
--------------------------------------------------------------------------------------
Distributions from tax-exempt income        $       --  $2,841,543 $       --  $    --
Distributions from ordinary income*          2,203,206     564,209  1,245,557   37,069
Distributions from long-term capital gains          --     359,308     26,824       --
--------------------------------------------------------------------------------------

* Ordinary income consists of taxable income derived from dividends, interest, market discount accretion and short-term capital gains, if any.

At June 30, 2002, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied the carryforwards will expire as follows:

                             Large-Cap Municipal Stock and   European
                                 Value and Stock      Bond      Value
          -----------------------------------------------------------
          Expiration year:
            2009           $ 8,847,575  $     --       $-- $  254,067
            2010             4,045,175   368,520        --    972,067
          -----------------------------------------------------------
          Total            $12,892,750  $368,520       $-- $1,226,134
          -----------------------------------------------------------

The Funds have elected to defer net realized losses from investments incurred from November 1, 2001 through June 30, 2002 ("post-October losses") in accordance with Federal income tax regulations. The following post-October losses are treated as having arisen in the following fiscal year:

                     Large-Cap  Municipal Stock and European
                         Value  and Stock      Bond    Value
                   -----------------------------------------
                      $237,080 $5,886,382       $--  $28,808
                   -----------------------------------------

European Value intends to pass foreign tax credits through to the Fund's shareholders for their 2002 tax returns. Updated information regarding the available foreign tax credit, if any, and foreign source income for the 2002 calendar year will be provided with the 2002 Form 1099s.

6. Management Fee and Other Transactions with Affiliates

Under the Funds' investment management agreement with Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Funds pay an annual management fee, payable monthly, which is based upon the average daily net assets of the Funds as follows:

                                  Large-Cap   Municipal   Stock and    European
                                      Value   and Stock        Bond       Value
 ------------------------------------------------------------------------------
 For the first $125 million     .8500 of 1% .7500 of 1% .7500 of 1% .9500 of 1%
 For the next $125 million      .8375 of 1  .7375 of 1  .7375 of 1  .9375 of 1
 For the next $250 million      .8250 of 1  .7250 of 1  .7250 of 1  .9250 of 1
 For the next $500 million      .8125 of 1  .7125 of 1  .7125 of 1  .9125 of 1
 For the next $1 billion        .8000 of 1  .7000 of 1  .7000 of 1  .9000 of 1
 For net assets over $2 billion .7750 of 1  .6750 of 1  .6750 of 1  .8750 of 1
 ------------------------------------------------------------------------------


----
31

The Adviser had agreed to waive fees and reimburse expenses through July 31, 2000, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding 1.05% of the average daily net assets of Large-Cap Value, .95% of the average daily net assets of Municipal and Stock, and Stock and Bond, and 1.30% of the average daily net assets of European Value. Effective August 1, 2000 through July 31, 2003, the Adviser agreed to waive fees and reimburse expenses in order to prevent total operating expenses (excluding 12b-1 distribution or service fees and extraordinary expenses) from exceeding 1.00% of the average daily net assets of Municipal and Stock, and Stock and Bond, and 1.30% of the average daily net assets of European Value.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital Corporation ("ICAP"), of which The John Nuveen Company holds a minority interest, under which ICAP manages the investment portfolio of Large-Cap Value, Stock and Bond, and European Value, as well as the equity portion of Municipal and Stock's investment portfolio. ICAP is compensated for its services from the management fee paid to the Adviser.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

During the fiscal year ended June 30, 2002, Nuveen Investments (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                        Large-Cap Municipal Stock and European
                                            Value and Stock      Bond    Value
 -----------------------------------------------------------------------------
 Sales charges collected (unaudited)     $229,177   $91,221   $26,841   $7,514
 Paid to authorized dealers (unaudited)   203,062    80,322    24,045    7,514
 -----------------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 2002, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                     Large-Cap Municipal Stock and European
                                         Value and Stock      Bond    Value
     ----------------------------------------------------------------------
     Commission advances (unaudited) $170,040   $87,333   $61,250   $8,407
     ----------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 2002, the Distributor retained such 12b-1 fees as follows:

                                     Large-Cap Municipal Stock and European
                                         Value and Stock      Bond    Value
     ----------------------------------------------------------------------
     12b-1 fees retained (unaudited) $714,939  $312,342  $111,656  $19,245
     ----------------------------------------------------------------------

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended June 30, 2002, as follows:

                                  Large-Cap Municipal Stock and European
                                      Value and Stock      Bond    Value
        ----------------------------------------------------------------
        CDSC retained (unaudited) $244,339  $132,341   $28,154   $8,749
        ----------------------------------------------------------------

At June 30, 2002, The John Nuveen Company owned 1,250 shares of European Value's Class A, B and C and 146,250 shares of European Value's Class R.


----
32

7. Investment Composition

At June 30, 2002, the sector classifications of securities held in the portfolio of investments expressed as a percent of total investments were as follows:

                                    Large-Cap  Municipal  Stock and  European
                                        Value  and Stock       Bond     Value
  ----------------------------------------------------------------------------
  Consumer Discretionary                   19%         8%        13%       19%
  Consumer Staples                          6          3          4        14
  Education and Civic Organizations        --          7         --        --
  Energy                                    9          4          6        13
  Financials                               27         12         17        21
  Healthcare                               10         13          7         5
  Housing/Single Family                    --          4         --        --
  Industrials                               9          4          6         8
  Information Technology                    5          2          4        --
  Long-Term Care                           --          3         --        --
  Materials                                 4          2          3         5
  Tax Obligation/General                   --          3         --        --
  Tax Obligation/Limited                   --          8         --        --
  Transportation                           --          7         --        --
  U.S. Guaranteed                           3          7         35         3
  Utilities                                 8         12          5        12
  Other                                    --          1         --        --
  ----------------------------------------------------------------------------
                                          100%       100%       100%      100%
  ----------------------------------------------------------------------------

31% of the municipal bonds owned by Municipal and Stock are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, either of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.


----
33

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                Investment Operations        Less Distributions
                                             ---------------------------  ------------------------


LARGE-CAP VALUE


                                                             Net
                                                       Realized/
                                                      Unrealized
                                   Beginning     Net     Invest-              Net                   Ending
                                         Net Invest-        ment          Invest-                      Net
                                       Asset    ment        Gain             ment  Capital           Asset     Total
Year Ended June 30,                    Value  Income      (Loss)    Total  Income    Gains    Total  Value Return(a)
-----------------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2002                                 $24.40   $ .08      $(3.06) $(2.98)   $(.07)  $   --  $ (.07) $21.35    (12.23)%
 2001                                  24.35     .16        2.49    2.65     (.21)   (2.39)  (2.60)  24.40     11.02
 2000                                  27.07     .22       (1.62)  (1.40)    (.25)   (1.07)  (1.32)  24.35     (5.33)
 1999                                  26.50     .19        2.64    2.83     (.04)   (2.22)  (2.26)  27.07     12.37
 1998                                  24.01     .26        4.55    4.81     (.25)   (2.07)  (2.32)  26.50     21.59
Class B (8/96)
 2002                                  24.19    (.10)      (3.01)  (3.11)      --       --      --   21.08    (12.86)
 2001                                  24.17    (.03)       2.46    2.43     (.02)   (2.39)  (2.41)  24.19     10.23
 2000                                  26.87     .03       (1.60)  (1.57)    (.06)   (1.07)  (1.13)  24.17     (5.97)
 1999                                  26.47     .01        2.61    2.62       --    (2.22)  (2.22)  26.87     11.52
 1998                                  24.00     .10        4.51    4.61     (.07)   (2.07)  (2.14)  26.47     20.70
Class C (8/96)
 2002                                  24.16    (.10)      (3.02)  (3.12)      --       --      --   21.04    (12.91)
 2001                                  24.13    (.03)       2.47    2.44     (.02)   (2.39)  (2.41)  24.16     10.24
 2000                                  26.84     .03       (1.61)  (1.58)    (.06)   (1.07)  (1.13)  24.13     (5.97)
 1999                                  26.43     .01        2.62    2.63       --    (2.22)  (2.22)  26.84     11.58
 1998                                  23.98     .10        4.49    4.59     (.07)   (2.07)  (2.14)  26.43     20.63
Class R (8/96)
 2002                                  24.46     .13       (3.05)  (2.92)    (.13)      --    (.13)  21.41    (11.98)
 2001                                  24.41     .22        2.49    2.71     (.27)   (2.39)  (2.66)  24.46     11.24
 2000                                  27.14     .28       (1.62)  (1.34)    (.32)   (1.07)  (1.39)  24.41     (5.13)
 1999                                  26.52     .24        2.67    2.91     (.07)   (2.22)  (2.29)  27.14     12.71
 1998                                  24.02     .32        4.56    4.88     (.31)   (2.07)  (2.38)  26.52     21.91
-----------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                             Ratios/Supplemental Data
                                   ---------------------------------------------------------------------------
                                                        Before Credit/         After          After Credit/
                                                        Reimbursement     Reimbursement(b)   Reimbursement(c)
LARGE-CAP VALUE                                       -----------------  -----------------  -----------------
                                                        Ratio              Ratio              Ratio
                                                       of Net             of Net             of Net
                                                      Invest-            Invest-            Invest-
                                            Ratio of     ment  Ratio of     ment  Ratio of     ment
                                            Expenses   Income  Expenses   Income  Expenses   Income
                                     Ending       to       to        to       to        to       to
                                        Net  Average  Average   Average  Average   Average  Average  Portfolio
                                     Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended June 30,                   (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2002                              $577,946     1.36%     .33%     1.36%     .33%     1.36%     .33%        81%
 2001                               672,917     1.34      .62      1.33      .63      1.32      .64         90
 2000                               669,651     1.34      .82      1.30      .85      1.30      .86        155
 1999                               793,546     1.28      .72      1.24      .76      1.24      .76        134
 1998                               790,063     1.36      .88      1.20     1.04      1.20     1.04        131
Class B (8/96)
 2002                                73,011     2.11     (.42)     2.11     (.42)     2.11     (.42)        81
 2001                                91,117     2.09     (.13)     2.08     (.11)     2.07     (.11)        90
 2000                                93,275     2.09      .08      2.06      .11      2.05      .12        155
 1999                                95,174     2.03     (.01)     1.99      .03      1.99      .03        134
 1998                                71,909     2.11      .22      1.95      .38      1.95      .38        131
Class C (8/96)
 2002                                53,729     2.11     (.42)     2.11     (.42)     2.11     (.42)        81
 2001                                63,835     2.09     (.14)     2.07     (.13)     2.07     (.12)        90
 2000                                55,303     2.11      .06      2.07      .09      2.05      .10        155
 1999                                41,071     2.02      .01      1.98      .04      1.98      .04        134
 1998                                21,426     2.11      .23      1.95      .39      1.95      .39        131
Class R (8/96)
 2002                                17,585     1.11      .58      1.11      .58      1.11      .58         81
 2001                                19,188     1.09      .86      1.08      .88      1.07      .88         90
 2000                                17,604     1.10     1.06      1.06     1.09      1.05     1.10        155
 1999                                16,904     1.03      .96       .99     1.00       .99     1.00        134
 1998                                18,335     1.11     1.10       .95     1.26       .95     1.26        131
---------------------------------------------------------------------------------------------------------------

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the Adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

----
34

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                Investment Operations       Less Distributions
                                             --------------------------  ------------------------


MUNICIPAL AND STOCK


                                                            Net
                                                      Realized/
                                                     Unrealized
                                   Beginning     Net    Invest-              Net                   Ending
                                         Net Invest-       ment          Invest-                      Net
                                       Asset    ment       Gain             ment  Capital           Asset     Total
Year Ended June 30,                    Value  Income     (Loss)    Total  Income    Gains    Total  Value Return(a)
----------------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2002                                 $24.15    $.61     $(2.54) $(1.93)   $(.71)  $ (.06) $ (.77) $21.45     (8.11)%
 2001                                  24.31     .73       1.09    1.82     (.85)   (1.13)  (1.98)  24.15      7.60
 2000                                  25.45     .74       (.96)   (.22)    (.81)    (.11)   (.92)  24.31      (.83)
 1999                                  25.46     .62        .70    1.32     (.65)    (.68)  (1.33)  25.45      5.49
 1998                                  23.11     .67       2.66    3.33     (.61)    (.37)   (.98)  25.46     14.71
Class B (8/96)
 2002                                  24.74     .45      (2.60)  (2.15)    (.39)    (.06)   (.45)  22.14     (8.78)
 2001                                  24.70     .56       1.10    1.66     (.49)   (1.13)  (1.62)  24.74      6.85
 2000                                  25.65     .57       (.97)   (.40)    (.44)    (.11)   (.55)  24.70     (1.57)
 1999                                  25.53     .46        .68    1.14     (.34)    (.68)  (1.02)  25.65      4.71
 1998                                  23.11     .49       2.67    3.16     (.37)    (.37)   (.74)  25.53     13.91
Class C (8/96)
 2002                                  24.72     .46      (2.61)  (2.15)    (.39)    (.06)   (.45)  22.12     (8.79)
 2001                                  24.68     .56       1.10    1.66     (.49)   (1.13)  (1.62)  24.72      6.86
 2000                                  25.63     .57       (.97)   (.40)    (.44)    (.11)   (.55)  24.68     (1.57)
 1999                                  25.51     .45        .69    1.14     (.34)    (.68)  (1.02)  25.63      4.71
 1998                                  23.10     .49       2.66    3.15     (.37)    (.37)   (.74)  25.51     13.87
Class R (8/96)
 2002                                  23.90     .67      (2.52)  (1.85)    (.82)    (.06)   (.88)  21.17     (7.84)
 2001                                  24.13     .78       1.09    1.87     (.97)   (1.13)  (2.10)  23.90      7.84
 2000                                  25.33     .80       (.96)   (.16)    (.93)    (.11)  (1.04)  24.13      (.64)
 1999                                  25.39     .68        .71    1.39     (.77)    (.68)  (1.45)  25.33      5.81
 1998                                  23.11     .72       2.66    3.38     (.73)    (.37)  (1.10)  25.39     14.94
----------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                             Ratios/Supplemental Data
                                   ---------------------------------------------------------------------------
                                              Before Credit/         After          After Credit/
                                              Reimbursement     Reimbursement(b)   Reimbursement(c)
MUNICIPAL AND STOCK                         -----------------  -----------------  -----------------
                                                        Ratio              Ratio              Ratio
                                                       of Net             of Net             of Net
                                                      Invest-            Invest-            Invest-
                                            Ratio of     ment  Ratio of     ment  Ratio of     ment
                                            Expenses   Income  Expenses   Income  Expenses   Income
                                     Ending       to       to        to       to        to       to
                                        Net  Average  Average   Average  Average   Average  Average  Portfolio
                                     Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended June 30,                   (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2002                              $ 68,197     1.29%    2.64%     1.25%    2.68%     1.25%    2.68%        34%
 2001                                85,586     1.26     2.96      1.24     2.98      1.24     2.98         37
 2000                                93,400     1.26     2.95      1.21     3.01      1.20     3.02         53
 1999                               123,917     1.23     2.49      1.19     2.52      1.19     2.52         52
 1998                               117,005     1.36     2.47      1.10     2.73      1.10     2.73         87
Class B (8/96)
 2002                                34,071     2.04     1.89      2.00     1.93      2.00     1.93         34
 2001                                41,641     2.01     2.22      1.99     2.23      1.99     2.23         37
 2000                                45,779     2.01     2.20      1.96     2.26      1.95     2.27         53
 1999                                52,718     1.98     1.80      1.94     1.83      1.94     1.83         52
 1998                                32,384     2.10     1.71      1.85     1.96      1.85     1.96         87
Class C (8/96)
 2002                                10,828     2.04     1.89      2.00     1.94      2.00     1.94         34
 2001                                14,302     2.01     2.22      1.99     2.23      1.99     2.23         37
 2000                                14,837     2.01     2.21      1.96     2.27      1.95     2.28         53
 1999                                20,498     1.98     1.76      1.94     1.80      1.94     1.80         52
 1998                                14,908     2.11     1.71      1.85     1.97      1.85     1.97         87
Class R (8/96)
 2002                                   783     1.04     2.90      1.00     2.94      1.00     2.94         34
 2001                                 1,120     1.01     3.21      1.00     3.22       .99     3.23         37
 2000                                 1,111     1.01     3.20       .96     3.26       .95     3.26         53
 1999                                 1,182      .98     2.72       .94     2.76       .94     2.77         52
 1998                                 1,353     1.11     2.73       .85     2.99       .85     2.99         87
---------------------------------------------------------------------------------------------------------------

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the Adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
35

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                Investment Operations        Less Distributions
                                             --------------------------  -------------------------


STOCK AND BOND


                                                            Net             From
                                                      Realized/           and in
                                                     Unrealized           Excess
                                   Beginning     Net    Invest-           of Net                    Ending
                                         Net Invest-       ment          Invest-                       Net
                                       Asset    ment       Gain             ment  Capital            Asset     Total
Year Ended June 30,                    Value  Income     (Loss)    Total  Income    Gains    Total   Value Return(a)
-----------------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2002(d)..........................    $25.25    $.44     $(1.73) $(1.29)   $(.47)  $ (.01)  $ (.48) $23.48     (5.14)%
 2001                                  25.20     .57       2.00    2.57     (.58)   (1.94)   (2.52)  25.25     10.39
 2000                                  27.18     .69      (1.02)   (.33)    (.70)    (.95)   (1.65)  25.20     (1.23)
 1999                                  26.39     .58       1.93    2.51     (.57)   (1.15)   (1.72)  27.18     10.21
 1998                                  23.84     .77       3.11    3.88     (.76)    (.57)   (1.33)  26.39     16.71
Class B (8/96)
 2002(d)..........................     25.25     .25      (1.72)  (1.47)    (.29)    (.01)    (.30)  23.48     (5.86)
 2001                                  25.20     .37       2.00    2.37     (.38)   (1.94)   (2.32)  25.25      9.58
 2000                                  27.18     .50      (1.02)   (.52)    (.51)    (.95)   (1.46)  25.20     (1.97)
 1999                                  26.39     .39       1.93    2.32     (.38)   (1.15)   (1.53)  27.18      9.39
 1998                                  23.84     .59       3.10    3.69     (.57)    (.57)   (1.14)  26.39     15.86
Class C (8/96)
 2002(d)..........................     25.26     .25      (1.72)  (1.47)    (.29)    (.01)    (.30)  23.49     (5.86)
 2001                                  25.21     .37       2.00    2.37     (.38)   (1.94)   (2.32)  25.26      9.58
 2000                                  27.19     .50      (1.02)   (.52)    (.51)    (.95)   (1.46)  25.21     (1.93)
 1999                                  26.39     .40       1.93    2.33     (.38)   (1.15)   (1.53)  27.19      9.39
 1998                                  23.84     .59       3.10    3.69     (.57)    (.57)   (1.14)  26.39     15.86
Class R (8/96)
 2002(d)..........................     25.24     .50      (1.72)  (1.22)    (.54)    (.01)    (.55)  23.47     (4.90)
 2001                                  25.19     .62       2.01    2.63     (.64)   (1.94)   (2.58)  25.24     10.66
 2000                                  27.18     .76      (1.03)   (.27)    (.77)    (.95)   (1.72)  25.19     (1.02)
 1999                                  26.39     .65       1.93    2.58     (.64)   (1.15)   (1.79)  27.18     10.48
 1998                                  23.84     .83       3.11    3.94     (.82)    (.57)   (1.39)  26.39     16.99
-----------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                            Ratios/Supplemental Data
                                   --------------------------------------------------------------------------
                                                       Before Credit/         After          After Credit/
                                                       Reimbursement     Reimbursement(b)   Reimbursement(c)
STOCK AND BOND                                       -----------------  -----------------  -----------------
                                                       Ratio              Ratio              Ratio
                                                      of Net             of Net             of Net
                                                     Invest-            Invest-            Invest-
                                           Ratio of     ment  Ratio of     ment  Ratio of     ment
                                           Expenses   Income  Expenses   Income  Expenses   Income
                                    Ending       to       to        to       to        to       to
                                       Net  Average  Average   Average  Average   Average  Average  Portfolio
                                    Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended June 30,                  (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
--------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2002(d).......................... $42,907     1.40%    1.61%     1.25%    1.76%     1.24%    1.77%        82%
 2001                               49,030     1.41     2.04      1.25     2.20      1.24     2.21         73
 2000                               52,470     1.38     2.50      1.21     2.66      1.20     2.67         81
 1999                               67,512     1.36     2.10      1.19     2.27      1.19     2.27         96
 1998                               69,614     1.48     2.68      1.10     3.06      1.10     3.06         86
Class B (8/96)
 2002(d)..........................  13,067     2.15      .86      2.00     1.01      1.99     1.02         82
 2001                               12,243     2.15     1.28      2.00     1.43      1.99     1.44         73
 2000                               11,200     2.13     1.76      1.96     1.92      1.95     1.93         81
 1999                               12,856     2.11     1.38      1.94     1.54      1.94     1.54         96
 1998                               10,356     2.24     1.93      1.85     2.32      1.85     2.32         86
Class C (8/96)
 2002(d)..........................   6,686     2.15      .86      2.00     1.01      1.99     1.02         82
 2001                                6,498     2.15     1.29      2.00     1.44      1.99     1.45         73
 2000                                6,620     2.13     1.76      1.96     1.93      1.95     1.93         81
 1999                                7,142     2.10     1.38      1.94     1.54      1.94     1.55         96
 1998                                4,142     2.24     1.92      1.85     2.31      1.85     2.31         86
Class R (8/96)
 2002(d)..........................   5,324     1.15     1.86      1.00     2.01       .99     2.02         82
 2001                                5,396     1.15     2.27      1.00     2.42       .99     2.43         73
 2000                                4,625     1.13     2.74       .96     2.91       .95     2.92         81
 1999                                4,445     1.11     2.37       .94     2.53       .94     2.53         96
 1998                                3,413     1.23     2.94       .85     3.32       .85     3.32         86
--------------------------------------------------------------------------------------------------------------

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the Adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) As required, effective July 1, 2001, the Funds have adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began accreting taxable market discount and amortizing premium on debt securities. The effect of this change for the fiscal year ended June 30, 2002, was to decrease net investment income per share with a corresponding increase in net realized/unrealized investment gain (loss) per share of $.04 for each class. This change also decreased each of the ratios of net investment income to average net assets by .14% for each class. The Financial Highlights for the prior periods have not been restated to reflect this change in presentation.



                                See accompanying notes to financial statements.

----
36

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                Investment Operations        Less Distributions
                                             ---------------------------  ------------------------


EUROPEAN VALUE


                                                             Net             From
                                                       Realized/           and in
                                                      Unrealized           Excess
                                   Beginning     Net     Invest-           of Net                   Ending
                                         Net Invest-        ment          Invest-                      Net
                                       Asset    ment        Gain             ment  Capital           Asset     Total
Year Ended June 30,                    Value  Income      (Loss)    Total  Income    Gains    Total  Value Return(a)
-----------------------------------------------------------------------------------------------------------------------
Class A (5/98)
 2002                                 $18.54   $ .02      $ (.82) $ (.80)   $(.08)  $   --  $ (.08) $17.66     (4.32)%
 2001                                  23.34     .09       (2.67)  (2.58)    (.18)   (2.04)  (2.22)  18.54    (11.60)
 2000                                  20.17     .18        3.28    3.46     (.18)    (.11)   (.29)  23.34     17.22
 1999                                  19.86     .22         .10     .32     (.01)      --    (.01)  20.17      1.63
 1998(d)                               20.00     .02        (.14)   (.12)    (.02)      --    (.02)  19.86      (.59)
Class B (5/98)
 2002                                  18.39    (.09)       (.81)   (.90)      --       --      --   17.49     (4.89)
 2001                                  23.17    (.06)      (2.67)  (2.73)    (.01)   (2.04)  (2.05)  18.39    (12.21)
 2000                                  20.04     .01        3.26    3.27     (.03)    (.11)   (.14)  23.17     16.34
 1999                                  19.87     .04         .13     .17       --       --      --   20.04       .86
 1998(d)                               20.00     .03        (.15)   (.12)    (.01)      --    (.01)  19.87      (.60)
Class C (5/98)
 2002                                  18.39    (.11)       (.79)   (.90)      --       --      --   17.49     (4.89)
 2001                                  23.16    (.06)      (2.66)  (2.72)    (.01)   (2.04)  (2.05)  18.39    (12.16)
 2000                                  20.04     .01        3.25    3.26     (.03)    (.11)   (.14)  23.16     16.29
 1999                                  19.87     .07         .10     .17       --       --      --   20.04       .86
 1998(d)                               20.00     .01        (.13)   (.12)    (.01)      --    (.01)  19.87      (.60)
Class R (5/98)
 2002                                  18.57     .09        (.83)   (.74)    (.13)      --    (.13)  17.70     (4.01)
 2001                                  23.39     .14       (2.68)  (2.54)    (.24)   (2.04)  (2.28)  18.57    (11.41)
 2000                                  20.21     .24        3.29    3.53     (.24)    (.11)   (.35)  23.39     17.44
 1999                                  19.87     .23         .13     .36     (.02)      --    (.02)  20.21      1.86
 1998(d)                               20.00     .03        (.13)   (.10)    (.03)      --    (.03)  19.87      (.52)
-----------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                            Ratios/Supplemental Data
                                   --------------------------------------------------------------------------
                                                      Before Credit/          After          After Credit/
                                                       Reimbursement     Reimbursement(b)   Reimbursement(c)
EUROPEAN VALUE                                      -----------------   -----------------  -----------------
                                                       Ratio              Ratio              Ratio
                                                      of Net             of Net             of Net
                                                     Invest-            Invest-            Invest-
                                          Ratio of      ment  Ratio of     ment  Ratio of     ment
                                          Expenses    Income  Expenses   Income  Expenses   Income
                                   Ending       to        to        to       to        to       to
                                      Net  Average   Average   Average  Average   Average  Average  Portfolio
                                   Assets      Net       Net       Net      Net       Net      Net   Turnover
Year Ended June 30,                 (000)   Assets    Assets    Assets   Assets    Assets   Assets       Rate
--------------------------------------------------------------------------------------------------------------
Class A (5/98)
 2002                              $2,132     2.64%    (.98)%     1.55%     .11%     1.54%     .12%       221%
 2001                               2,355     2.31     (.32)      1.55      .45      1.54      .46        263
 2000                               3,373     3.36    (1.00)      1.56      .80      1.55      .81        281
 1999                               3,277     2.44      .26       1.55     1.15      1.55     1.15        230
 1998(d)                              102    14.82*  (11.94)*     1.55*    1.33*     1.55*    1.33*         5
Class B (5/98)
 2002                               2,312     3.56    (1.78)      2.30     (.52)     2.29     (.52)       221
 2001                               2,723     3.06    (1.06)      2.30     (.30)     2.29     (.29)       263
 2000                               3,518     4.17    (1.83)      2.31      .03      2.30      .04        281
 1999                               3,130     3.17     (.68)      2.30      .19      2.30      .19        230
 1998(d)                              335    14.56*  (10.67)*     2.30*    1.59*     2.30*    1.59*         5
Class C (5/98)
 2002                                 400     3.67    (1.96)      2.30     (.60)     2.29     (.59)       221
 2001                                 642     3.13    (1.15)      2.30     (.33)     2.29     (.32)       263
 2000                                 868     4.22    (1.86)      2.31      .05      2.30      .06        281
 1999                                 711     3.20     (.56)      2.30      .34      2.30      .35        230
 1998(d)                               42    15.88*  (12.98)*     2.30*     .60*     2.30*     .60*         5
Class R (5/98)
 2002                               3,957     2.50     (.69)      1.30      .51      1.29      .51        221
 2001                               4,177     2.05     (.06)      1.30      .69      1.29      .70        263
 2000                               5,395     3.22     (.85)      1.31     1.06      1.30     1.07        281
 1999                               4,135     2.20      .30       1.30     1.20      1.30     1.20        230
 1998(d)                            3,240    15.04*  (11.99)*     1.30*    1.75*     1.30*    1.75*         5
--------------------------------------------------------------------------------------------------------------

*  Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the Adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) From commencement of class operations as noted.



                                See accompanying notes to financial statements.

----
37

Report of Independent Accountants


To the Board of Trustees and Shareholders of Nuveen Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Large-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund, Nuveen Balanced Stock and Bond Fund and Nuveen European Value Fund (constituting Nuveen Investment Trust, hereafter referred to as the "Funds") at June 30, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements and financial highlights of the Funds as of June 30, 2001 and for the periods then ended and prior were audited by other independent accountants whose report dated August 20, 2001 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
August 15, 2002


--------------------------------------------------------------------------------
38

                                     Notes

----
39

                                     Notes

----
40

                                     Notes

----
41

--------------------------------------------------------------------------------
  Trustees and Officers
================================================================================

The management of the Funds, including general supervision of the duties performed for the Funds under the Management Agreement, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at seven, one of whom is an "interested person" (as the term is defined in the Investment Company Act of 1940) and six of whom are not interested persons. None of the trustees who are not interested persons of the Funds have ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                            Number of
                                               Year First                                                 Portfolios in
Name,                       Position(s)        Elected or   Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Appointed and  Including other Directorships                  Overseen by
and Address                 the Fund         Term of Office During Past 5 Years                              Trustee
-----------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:

-----------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the    1994 Term    Chairman and Director (since July 1996) of         130
3/28/1949                   Board, President Indefinite (2) The John Nuveen Company, Nuveen Investments,
333 W. Wacker Drive         and Trustee                     Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                           Institutional Advisory Corp.; prior thereto,
                                                            Executive Vice President and Director of The
                                                            John Nuveen Company and Nuveen Investments;
                                                            Director (since 1992) and Chairman (since
                                                            1996) of Nuveen Advisory Corp. and Nuveen
                                                            Institutional Advisory Corp.; Chairman and
                                                            Director (since January 1997) of Nuveen
                                                            Asset Management, Inc.; Director (since
                                                            1996) of Institutional Capital Corporation;
                                                            Chairman and Director (since 1999) of
                                                            Rittenhouse Financial Services Inc.; Chief
                                                            Executive Officer (since September 1999) of
                                                            Nuveen Senior Loan Asset Management Inc.

Trustees who are not interested persons of the Funds:

-----------------------------------------------------------------------------------------------------------------------
James E. Bacon              Trustee            1992 Term    Treasurer, Cathedral of St. John the Divine         18
2/27/1931                                    Indefinite (2) (New York City) (1997-present); formerly,
333 W. Wacker Drive                                         Director of Lone Star Industries, Inc.
Chicago, IL 60606                                           (1992-1999); previously, Director and
                                                            Executive Vice President of U.S. Trust
                                                            Corporation and Trustee of United States
                                                            Trust Company of New York.

-----------------------------------------------------------------------------------------------------------------------
William E. Bennett          Trustee            2001 Term    Private Investor; previously President and          18
10/16/1946                                   Indefinite (2) C.E.O., Draper & Kramer, Inc. (a private
333 W. Wacker Drive                                         company that handles mortgage banking, real
Chicago, IL 60606                                           estate development, pension advising and
                                                            real estate management) (1995-1998).

-----------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee            1999 Term    President, The Hall-Perrine Foundation (a           18
10/22/1948                                   Indefinite (2) private philanthropic corporation);
333 W. Wacker Drive                                         Director, Alliant Energy; Director and Vice
Chicago, IL 60606                                           Chairman, United Fire & Casualty Company;
                                                            Director, Federal Reserve Bank of Chicago;
                                                            previously President and Chief Operating
                                                            Officer, SCI Financial Group, Inc. (a
                                                            regional financial services firm).

-----------------------------------------------------------------------------------------------------------------------
William L. Kissick          Trustee            1992 Term    Emeritus Professor, School of Medicine and          18
7/29/1932                                    Indefinite (2) the Wharton School of Management and former
333 W. Wacker Drive                                         Chairman, Leonard Davis Institute of Health
Chicago, IL 60606                                           Economics, University of Pennsylvania;
                                                            Adjunct Professor, Health Policy and
                                                            Management, Yale University.

-----------------------------------------------------------------------------------------------------------------------
Thomas E. Leafstrand        Trustee            1992 Term    Retired; previously, Vice President in              18
11/11/1931                                   Indefinite (2) charge of Municipal Underwriting, Trading,
333 W. Wacker Drive                                         and Dealer Sales at The Northern Trust
Chicago, IL 60606                                           Company.

-----------------------------------------------------------------------------------------------------------------------
Sheila W. Wellington        Trustee            1994 Term    President of Catalyst (a not-for-profit             18
2/24/1932                                    Indefinite (2) organization focusing on women's leadership
333 W. Wacker Drive                                         development in business and the professions).
Chicago, IL 60606

----
42

--------------------------------------------------------------------------------

                                                                                                      Number of
                                                                                                    Portfolios in
Name,                 Position(s)         Year First  Principal Occupation(s)                       Fund Complex
Birthdate             Held with           Elected or  Including other Directorships                  Overseen by
and Address           the Fund           Appointed(3) During Past 5 Years                              Officer
-----------------------------------------------------------------------------------------------------------------

Officers of the Funds:


-----------------------------------------------------------------------------------------------------------------
Michael T. Atkinson   Vice President         2002     Vice President (since January 2002),               130
2/3/1966                                              formerly, Assistant Vice President (since
333 W. Wacker Drive                                   2000), previously, Associate of Nuveen
Chicago, IL 60606                                     Investments.


-----------------------------------------------------------------------------------------------------------------
Paul L. Brennan       Vice President         2002     Vice President (since January 2002),               126
11/10/1966                                            formerly Assistant Vice President of Nuveen
333 W. Wacker Drive                                   Advisory Corp.
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President and     1999     Vice President of Nuveen Investments (since        130
11/28/1967            Treasurer                       January 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                                   President (from January 1997); formerly,
Chicago, IL 60606                                     Associate of Nuveen Investments; Vice
                                                      President and Treasurer (since September
                                                      1999) of Nuveen Senior Loan Asset Management
                                                      Inc.; Chartered Financial Analyst.


-----------------------------------------------------------------------------------------------------------------
Michael S. Davern     Vice President         1997     Vice President of Nuveen Advisory Corp.            126
6/26/1957
333 W. Wacker Drive
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------------
Susan M. DeSanto      Vice President         2001     Vice President of Nuveen Advisory Corp.            130
9/8/1954                                              (since August 2001); previously, Vice
333 W. Wacker Drive                                   President of Van Kampen Investment Advisory
Chicago, IL 60606                                     Corp. (since 1998); prior thereto, Assistant
                                                      Vice President of Van Kampen Investment
                                                      Advisory Corp.


-----------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President         2002     Vice President (since January 2002) and            130
9/24/1964                                             Assistant General Counsel (since May 1998),
333 W. Wacker Drive                                   formerly Assistant Vice President of Nuveen
Chicago, IL 60606                                     Investments; Assistant Vice President and
                                                      Assistant Secretary (since 1998) of Nuveen
                                                      Advisory Corp. and Nuveen Institutional
                                                      Advisory Corp.; prior thereto, Associate at
                                                      the law firm D'Ancona Partners LLC


-----------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President         1998     Vice President of Nuveen Investments; Vice         130
10/24/1945                                            President (since January 1998) of Nuveen
333 W. Wacker Drive                                   Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                     Advisory Corp.


-----------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President         1995     Managing Director of Nuveen Advisory Corp.         130
3/2/1964                                              and Nuveen Institutional Advisory Corp.
333 W. Wacker Drive                                   (since February 2001); prior thereto, Vice
Chicago, IL 60606                                     President of Nuveen Advisory Corp.;
                                                      Chartered Financial Analyst.


-----------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President and     1998     Vice President of Nuveen Investments and           130
5/31/1954             Controller                      (since May 1998) The John Nuveen Company;
333 W. Wacker Drive                                   Vice President (since September 1999) of
Chicago, IL 60606                                     Nuveen Senior Loan Asset Management Inc.;
                                                      Certified Public Accountant.


-----------------------------------------------------------------------------------------------------------------
J. Thomas Futrell     Vice President         1992     Vice President of Nuveen Advisory Corp.;           126
7/5/1955                                              Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------------
Richard A. Huber      Vice President         1997     Vice President of Nuveen Institutional             126
3/26/1963                                             Advisory Corp.
333 W. Wacker Drive                                   (since March 1998) and Nuveen Advisory Corp.
Chicago, IL 60606

----
43

--------------------------------------------------------------------------------
  Trustees and Officers (continued)
================================================================================

                                                                                                        Number of
                                                                                                      Portfolios in
Name,                   Position(s)         Year First  Principal Occupation(s)                       Fund Complex
Birthdate               Held with           Elected or  Including other Directorships                  Overseen by
and Address             the Fund           Appointed(3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------------
Steven J. Krupa         Vice President         1990     Vice President of Nuveen Advisory Corp.            126
8/21/1957
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------
David J. Lamb           Vice President         2000     Vice President (since March 2000) of Nuveen        130
3/22/1963                                               Investments, previously Assistant Vice
333 W. Wacker Drive                                     President (since January 1999); prior
Chicago, IL 60606                                       thereto, Associate of Nuveen Investments;
                                                        Certified Public Accountant.


-------------------------------------------------------------------------------------------------------------------
Tina M. Lazar           Vice President         2002     Vice President (since 1999), previously,           130
8/27/1961                                               Assistant Vice President (since 1993) of
333 W. Wacker Drive                                     Nuveen Investments.
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------
Larry W. Martin         Vice President and     1992     Vice President, Assistant Secretary and            130
7/27/1951               Assistant                       Assistant General Counsel of Nuveen
333 W. Wacker Drive     Secretary                       Investments; Vice President and Assistant
Chicago, IL 60606                                       Secretary of Nuveen Advisory Corp. and
                                                        Nuveen Institutional Advisory Corp.; Vice
                                                        President and Assistant Secretary of The
                                                        John Nuveen Company and Nuveen Asset
                                                        Management, Inc.; Vice President and
                                                        Assistant Secretary (since September 1999)
                                                        of Nuveen Senior Loan Asset Management Inc.


-------------------------------------------------------------------------------------------------------------------

Edward F. Neild, IV     Vice President         1996     Managing Director (since September 1997),          130
7/7/1965                                                previously Vice President of Nuveen Advisory
333 W. Wacker Drive                                     Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                       Corp.; Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------------
Thomas J. O'Shaughnessy Vice President         2002     Vice President (since January 2002), formerly      126
9/14/1960                                               Assistant Vice President (1998) of Nuveen
333 W. Wacker Drive                                     Advisory Corp.; prior thereto, Portfolio
Chicago, IL 60606                                       Manager.


-------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding, Jr. Vice President         1982     Vice President of Nuveen Advisory Corp. and        126
7/31/1951                                               Nuveen Institutional Advisory Corp.;
333 W. Wacker Drive                                     Chartered
Chicago, IL 60606                                       Financial Analyst.


-------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman    Vice President and     1992     Managing Director (since January 2002),            130
9/9/1956                Secretary                       Assistant Secretary and Associate General
333 W. Wacker Drive                                     Counsel, formerly Assistant General Counsel
Chicago, IL 60606                                       and Vice President of Nuveen Investments;
                                                        Managing Director (since January 2002),
                                                        General Counsel and Assistant Secretary,
                                                        formerly Vice President of Nuveen Advisory
                                                        Corp. and Nuveen Institutional Advisory
                                                        Corp.; Vice President and Assistant
                                                        Secretary of The John Nuveen Company;
                                                        Managing Director (since January 2002), and
                                                        Assistant Secretary (since September 1999),
                                                        formerly Vice President of Nuveen Senior
                                                        Loan Asset Management Inc.; Managing
                                                        Director (since January 2002), Assistant
                                                        Secretary and Associate General Counsel,
                                                        formerly Vice President (since 2000), of
                                                        Nuveen Asset Management Inc.; Chartered
                                                        Financial Analyst.

(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Advisory Corp.
(2)Trustees serve an indefinite term until his/her successor is elected.
(3)Officers serve one year terms through July of each year.

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44

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Fund Information
================================================================================
Fund Manager
Nuveen Investment Management
333 West Wacker Drive
Chicago, IL 60606

Legal Counsel
Morgan, Lewis & Bockius LLP
Washington, D.C.

Independent Accountants
PricewaterhouseCoopers LLP
Chicago, IL

Transfer Agent and Shareholder Services
J.P. Morgan Investor Services Co.
Nuveen Investor Services
P.O. Box 660086
Dallas, Texas 75266-0086
(800) 257-8787

Change of Independent Accountants
On May 15, 2002, Arthur Andersen LLP ("Arthur Andersen") resigned as independent accountants for the Nuveen Large-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund, Nuveen Balanced Stock and Bond Fund and Nuveen European Value Fund (the "Funds"). Arthur Andersen's report for the Funds' financial statements for the year ended June 30, 2001, did not contain an adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. In addition there have not been any disagreements with Arthur Andersen during the Funds' most recent fiscal year on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. The Funds' Board of Trustees appointed PricewaterhouseCoopers LLP as independent accountants for the fiscal year ended 2002.

On October 7, 2002, Boston Financial Data Services, Inc. will assume transfer agent responsibilities for Nuveen's mutual funds. This change requires no action on your part, and it will not affect the way your investments are managed.

The Nuveen Investor Services phone number will remain the same, (800) 257-8787, but transactions and results mailed for receipt after October 7th should be mailed to the following addresses. A deposit or request mailed to our old address may take longer to process.

Regular Address                          Overnight Address
Nuveen Investor Services                 Nuveen Investor Services
P.O. Box 8530                            66 Brooks Drive
Boston, MA 02266-8530                    Braintree, MA 02184-3800

Watch your mail for complete information about this change in mid-September.

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

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45

Serving

Investors

For Generations
--------------------------------------------------------------------------------
John Nuveen, Sr. [Photo of John Nuveen Sr. appears here]

A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.

NUVEEN
   Investments

Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com